UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

Occidental Petroleum Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Occidental Petroleum Corporation

Notice of 2011 Annual Meeting & Proxy Statement

Friday, May 6, 2011

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours

Registration 9:30 a.m.
Meeting 10:30 a.m.

Admission Ticket or Brokerage Statement Required

March 24, 2011

Dear Stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to Occidental’s 2011 Annual Meeting of Stockholders, which will be held once again at the Starlight Ballroom, The Fairmont Miramar Hotel, Santa Monica, California. Before the meeting begins, there will be an informal opportunity to meet members of Occidental’s management team.

Enclosed are the Notice of Meeting and the Proxy Statement, which provides the time and date of the meeting and describes in detail the matters on which you are being asked to vote. These matters include electing the directors, ratifying the selection of independent auditors, advisory vote approving executive compensation, advisory vote on the frequency of the advisory vote on executive compensation, and transacting any other business that properly comes before the meeting, including any stockholder proposals.

The Board especially encourages you to read the immediately following Letter to Stockholders from the Lead Independent Director and the Chairman of the Executive Compensation and Human Resources Committee. The Board has taken the views expressed by stockholders on key issues very seriously and has worked diligently to address stockholder concerns. The letter summarizes the highlights of the significant changes made in response to feedback and input received from stockholders and their representatives.

Also enclosed are a Report to Stockholders, which discusses highlights of the year, and Occidental’s Annual Report on Form 10-K. As in the past, at the meeting there will be a report on operations and an opportunity for you to ask questions.

Whether you plan to attend the meeting or not, I encourage you to vote promptly so that your shares will be represented and properly voted at the meeting.

Sincerely,

Ray R. Irani

Chairman and Chief Executive Officer
Occidental Petroleum Corporation
10889 Wilshire Boulevard
Los Angeles, CA 90024

March 24, 2011

Dear Occidental Stockholders:

In October your Board of Directors approved significant changes to Occidental’s executive long-term incentive compensation program that will substantially reduce the Company’s overall compensation levels. The new program aligns the interests of senior executives with those of Occidental stockholders.

At the 2010 Annual Meeting, stockholders voted 54%–46% against the Say on Pay proposal on executive compensation. The Board takes your views very seriously and in the months following the meeting we have taken a number of actions designed to respond to the concerns you have voiced.

First, we retained a leading independent compensation consultant to provide advice and counsel to the Board and to compile information about the executive compensation policies and practices of other companies. Second, in our capacities as Lead Independent Director and Chairman of the Executive Compensation and Human Resources Committee, we met personally with a number of stockholders and their representatives to hear their opinions and advice on appropriate changes to our compensation program. At these meetings we sought suggestions both prior to and after formulating a draft of a new compensation program. This input was extremely valuable in helping us to redesign our compensation program, and we are grateful for the feedback we have received.

After taking these actions, the Compensation Committee, and then the Board, adopted a series of significant changes to our executive compensation program based in large part on this feedback and the input provided by our independent compensation consultants.

Highlights of the new compensation program, which are described in detail in the Proxy Statement, are:

•
The potential long-term incentive award opportunity for the Chairman and Chief Executive Officer was reduced substantially from last year in terms of both the maximum, which is reduced by over 70% to $25 million, and the mid-point which is reduced by over 70% to $13 million, in each case based on the price of Occidental stock on the grant dates. Similarly, the potential long-term incentive award opportunity for the President and Chief Operating Officer was reduced, and grants for the other named executive officers were realigned.

•	Overall executive compensation granted under the new program is consistent with that reported by peer companies and the overwhelming majority of compensation will continue to be long-term and performance-based, meeting the goal of providing appropriate incentives to reward high levels of performance and retain talented performers.

•
The peer group was expanded from nine to twelve companies for the comparative total stockholder return performance measure for the long-term total stockholder return incentive award, providing a broader comparison of the company’s performance within the oil and gas industry.

In the following pages, you will have the chance to review this program in more detail. As you study these materials, we would point out that our new program was implemented on a prospective basis, effective October 2010. Long-term incentive awards granted in 2010 are based on company performance starting in that year and through subsequent years. Consequently, the payouts of these long-term incentive awards will not be known until earned in 2013 and beyond.

Because the new program is prospective, and NOT retroactive, these changes do not affect awards made in previous years. Therefore, when you look at the Summary Compensation Table on page 31 of the proxy statement, you will see total compensation amounts that include amounts not only for the new grants (to be paid as earned in the future), but also for payouts of awards made under the prior compensation program, which are the majority of the total amounts shown in that table for Dr. Irani and Mr. Chazen. We point this out to underscore the fact that the current and future compensation program is much different than the past one, but the amounts reported still reflect certain payouts made under the old program. For a comparison of the compensation packages for Dr. Irani approved in 2009 and 2010, see page 19 of the proxy.

Additionally, in our discussions with stockholders, we heard concerns voiced on other matters. We took those views back to the Board and the Board then took the following actions:

•	At the May 2011 Annual Meeting, Dr. Irani will become the Executive Chairman and Mr. Chazen will be elected President and Chief Executive Officer.
•	The Board will not waive the retirement policy for directors age 75 or older, with the exception that Dr. Irani will receive a waiver through 2014 and Mr. Weisman will receive a one-year waiver.

We sincerely hope that you will continue to communicate with the Board on compensation and other issues of importance and we pledge to continue our outreach efforts to make sure that our decisions reflect the input of our most important constituents—our stockholders.

Very truly yours,
Aziz Syriani Lead Independent Director	Spencer Abraham Chairman, Executive Compensation and Human Resources Committee

March 24, 2011

To Our Stockholders:

Occidental’s 2011 Annual Meeting of Stockholders will be held at 10:30 a.m. on Friday, May 6, 2011, in the Starlight Ballroom, The Fairmont Miramar Hotel, 101 Wilshire Boulevard, Santa Monica, California.

At the meeting, stockholders will act on the following matters:

1.    Election of directors;

2.    Ratification of selection of KPMG LLP as independent auditors;

3.    Advisory vote approving executive compensation;

4.    Advisory vote on the frequency of the advisory vote on executive compensation; and

5.    Consideration of other matters properly brought before the meeting, including stockholder proposals. The Board of Directors knows of two stockholder proposals that may be presented.

These matters are described in detail in the Proxy Statement. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3; and AGAINST Proposals 5 and 6. The Board of Directors has not made a recommendation with respect to Proposal 4.

Stockholders of record at the close of business on March 15, 2011, are entitled to receive notice of, to attend and to vote at the meeting.

Whether you plan to attend or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to submit a proxy by mail, telephone or Internet. This will ensure that your shares are represented and will save Occidental additional expenses of soliciting proxies.

Sincerely,

Donald P. de Brier
Executive Vice President, General Counsel and Secretary
Occidental Petroleum Corporation
10889 Wilshire Boulevard
Los Angeles, CA 90024

TABLE OF CONTENTS
General Information	1
Proposal 1: Election of Directors	2
Information Regarding the Board of Directors and its Committees	7
Compensation of Directors	11
Section 16(a) Beneficial Ownership Reporting Compliance	11
Security Ownership of Certain Beneficial Owners and Management	12
Executive Compensation	13
Compensation Discussion and Analysis	13
Executive Summary of Occidental’s Executive Compensation	13
Compensation Program	14
Individual Compensation Considerations	17
Succession Planning	25
Participants in Executive Compensation Process	25
Risk Management of Compensation Policies and Practices	25
Certification of Previously Granted Performance Stock Awards	26
Other Compensation and Benefits	26
Stock Ownership Guidelines	27
Equity Grant Practices	27
Consequences of Misconduct	28
Tax Deductibility Under Section 162(m)	28
Compensation Committee Report	28
2010 Performance Highlights	29
Executive Compensation Tables	30
Summary Compensation Table	31
Grants of Plan-Based Awards	33
Outstanding Equity Awards at December 31, 2010	35
Option Exercises and Stock Vested in 2010	37
Nonqualified Deferred Compensation	38
Potential Payments Upon Termination or Change of Control	39
Proposal 2: Ratification of Independent Auditors	45
Audit and Other Fees	45
Report of the Audit Committee	46
Ratification of Selection of Independent Auditors	46
Proposal 3: Advisory Vote Approving Executive Compensation	47
Proposal 4: Advisory Vote on Frequency of Advisory Vote on Executive Compensation	48
Stockholder Proposals	48
Proposal 5: Report on Political Expenditures and Spending Processes	49
Proposal 6: Required Nomination of Director with Environmental Expertise	50
Stockholder Proposals for the 2012 Annual Meeting of Stockholders	51
Nominations for Directors for Term Expiring in 2013	51
Annual Report	52
Exhibit A: Corporate Governance Policies and Other Governance Measures	A-1

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders on May 6, 2011, and at any adjournment of the meeting.

important notice regarding the availability of proxy materials for the stockholder meeting to be held on may 6, 2011

This Proxy Statement and Occidental’s Annual Report on Form 10-K for the year ended December 31, 2010, are available on Occidental’s web site at www.oxypublications.com or by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

admission to the annual meeting

Attendance is limited to stockholders and one guest per stockholder.  If you plan to attend the Annual Meeting in person and you are a stockholder of record, you must bring the admission ticket attached to your proxy or information card.  If your shares are held in the name of a bank, broker or other holder of record and an admission ticket is not part of your voting instruction card, you will be admitted only if you have proof of ownership on the record date, such as a bank or brokerage account statement.  In addition to your admission ticket or account statement, you may be asked to present valid picture identification, such as a driver's license or passport.

Cell phones and other electronic devices are not permitted in the meeting.

voting rights

This Proxy Statement and accompanying proxy card are being mailed beginning on or about March 24, 2011, to each stockholder of record as of March 15, 2011, which is the record date for the determination of stockholders entitled to receive notice of, to attend and to vote at the Annual Meeting.  As of the record date, Occidental had outstanding and entitled to vote 812,870,931 shares of common stock.  A majority of outstanding shares must be represented at the Annual Meeting, in person or by proxy, to constitute a quorum and to transact business.  You will have one vote for each share of Occidental’s common stock you own.  You may vote in person at the Annual Meeting or by proxy.  Proxies may be submitted by completing and mailing the proxy card, by telephone or Internet as explained on the proxy card.  You may not cumulate your votes.

voting of proxies

The Board of Directors has designated Dr. Ray R. Irani, Mr. Aziz D. Syriani and Miss Rosemary Tomich, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies.  The shares will be voted in accordance with the instructions on the proxy card.  If no instructions are specified on the proxy card, the shares will be voted:
•	FOR all nominees for directors (see page 2);
•	FOR ratification of the independent auditors (see page 45);
•	FOR advisory vote approving executive compensation (see page 47);
•	ABSTAIN for advisory vote on the frequency of the advisory vote on executive compensation (see page 48); and
•	AGAINST Proposals 5 and 6 (see page 49).

In the absence of instructions to the contrary, proxies will be voted in accordance with the judgment of the person exercising the proxy on any other matter presented at the Annual Meeting in accordance with Occidental's by-laws.

broker votes

If your shares are held in street name, under New York Stock Exchange Rules, your broker can vote your shares on Proposal 2 but not with respect to the election of directors, the executive compensation matters, or the stockholder proposals (Proposals 1, 3, 4, 5 and 6).  If your broker does not have discretion and you do not give the broker instructions, the votes will be broker nonvotes, which will have the same effect as votes against the proposal.

vote required

The vote required to elect directors and to approve each proposal is described with each proposal.

voting results

The Report of Inspector of Elections will be included in a Current Report on Form 8-K and published on Occidental’s web site, www.oxy.com, within four business days following the Annual Meeting, both of which may be accessed through www.oxy.com or obtained by writing to the Communications and Public Affairs Department, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

confidential voting

All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you write comments on your proxy or voting instruction card, or the proxy solicitation is contested.  Occidental’s confidential voting policy is posted on www.oxy.com and may also be obtained by writing to Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

revoking a proxy or changing your vote

You may revoke your proxy or change your vote before the Annual Meeting by filing a revocation with the Corporate Secretary of Occidental, by delivering to Occidental a valid proxy bearing a later date or by attending the Annual Meeting and voting in person.

solicitation expenses

Expense of this solicitation will be paid by Occidental.  Morrow & Co., Inc. has been retained to solicit proxies and to assist in the distribution and collection of proxy material for a fee estimated at $16,500 plus reimbursement of out-of-pocket expenses.  Additionally, Phoenix Advisory Partners has been retained to provide advice with respect to current developments in proxy issues.  Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock.  In addition, Occidental's officers, directors and regular employees may solicit proxies but will receive no additional or special compensation for such work.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to Occidental’s by-laws, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “for” a director must exceed the number of votes cast “against” that director.  Any director who receives a greater number of votes “against” his or her election than votes “for” in an uncontested election (a “Majority Against Vote”) must tender his or her resignation.  Unless accepted earlier by the Board of Directors, such resignation shall become effective on October 31st of the year of the election.

Unless you specify differently on the proxy card, proxies received will be voted FOR Spencer Abraham, Howard I. Atkins, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Margaret M. Foran, Carlos M. Gutierrez, Dr. Ray R. Irani, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich and Walter L. Weisman to serve for a one-year term ending at the 2012 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office.  The Corporate Governance, Nominating and Social Responsibility Committee (the Nominating Committee) and the Board of Directors have waived the retirement age requirement with respect to Dr. Irani and Mr. Weisman, and have requested that they each serve an additional term.  In the event any nominee should be unavailable at the time of the meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

Mr. John S. Chalsty (a member of the Audit Committee, Nominating Committee, Executive Compensation and Human Resources Committee, and Chair of the Finance and Risk Management Committee) and Mr. Irvin W. Maloney (a member of the Audit Committee, Charitable Contributions Committee and Executive Committee) are not standing for re-election as directors.

The following biographical information is furnished with respect to each of the nominees for election at the 2011 Annual Meeting, together with a discussion of each nominee’s experience, qualifications and attributes or skills that led to the conclusion that such person should serve as a director.

The Board of Directors recommends a vote FOR all of the nominees.

SPENCER ABRAHAM, 58

Director since 2005

Member of the Charitable Contributions Committee, Environmental, Health and Safety Committee, and Executive Compensation and Human Resources Committee (Chair)

Secretary Abraham is Chairman and Chief Executive Officer of The Abraham Group, an international strategic consulting firm based in Washington, D.C.  He represented Michigan in the United States Senate prior to President Bush selecting him as the tenth Secretary of Energy in U.S. history.  During his tenure at the Energy Department from 2001 through January 2005, he developed policies and regulations to ensure the nation's energy security, was responsible for the U.S. Strategic Petroleum Reserve, oversaw domestic oil and gas development policy and developed relationships with international governments, including members of the Organization of the Petroleum Exporting Countries.  Secretary Abraham holds a Juris Doctor degree from Harvard Law School and recently wrote a book on U.S. energy challenges,  Lights Out!: Ten Myths About (and Real Solutions to) America’s Energy Crisis.  Secretary Abraham serves as the Non-Executive Chairman of AREVA, Inc., the U.S. subsidiary of the French-owned nuclear company and was previously a Director and a member of the Nominating and Governance and Compensation Committees of ICx Technologies.  He also serves on the boards or advisory committees of several companies: C3, Deepwater Wind, PetroTiger, Green Rock Energy, Duet India Infrastructure Ltd., Sindicatum Carbon Capital, International Battery, Inc. and Lynx Global Real Asset Fund.  Secretary Abraham is a trustee of the Churchill Center.

Qualifications:  Secretary Abraham's nearly two decades at the highest levels of domestic and international policy and politics shaped the insights he brings to Occidental's Board of Directors.  As a former U.S. Senator and former U.S. Secretary of Energy who directed all aspects of the country’s energy strategy, Secretary Abraham provides the Board unique insight into public policy and energy-related issues.  In addition, Secretary Abraham is a Harvard-trained attorney who, while directing the Energy Department, oversaw a budget of nearly $24 billion (FY 2005) and was responsible for the management of senior department personnel.  Secretary Abraham’s legal training, and his government service managing complex policy, personnel and strategic issues provide Occidental with exceptional knowledge and perspective in the areas of health, environment and safety, strategy and policy, personnel management and community relations.

HOWARD I. ATKINS, 60

Director since 2010

Mr. Atkins was Senior Executive Vice President and Chief Financial Officer of Wells Fargo & Company, where he was responsible for Wells Fargo’s financial management functions, investment portfolios and corporate properties functions from 2001 to February 2011.  A 37-year veteran of the financial services industry, Mr. Atkins previously served as Executive Vice President and Chief Financial Officer of New York Life Insurance Company, Chief Financial Officer of Midlantic Corporation and Corporate Treasurer of Chase Manhattan Bank.  Mr. Atkins serves on the Board of Directors of Ingram Micro Inc. where he is a member of the Audit Committee and the Human Resources Committee.

Qualifications: With his experience as Chief Financial Officer of Wells Fargo, one of the largest banking institutions in the United States, Mr. Atkins brings to the Board a deep understanding of financial oversight and accountability. In his nearly four decades in the financial services industry, Mr. Atkins has had responsibilities in the areas of financial reporting, tax management, asset-liability management, treasury, corporate development, investor relations and mergers and acquisitions.  This experience provides the Board insight into financial management and analysis.  Mr. Atkins' financial acumen, combined with his senior management expertise provides the Board valuable perspective in helping to guide the fiscal management policies that further Occidental’s strategic business goals.

STEPHEN I. CHAZEN, 64

Director since 2010

Mr. Chazen has been the President and Chief Operating Officer of Occidental since 2010 and will succeed to the role of President and Chief Executive Officer in May 2011.  Previously, he had been the President and Chief Financial Officer of Occidental Petroleum Corporation since 2007.   Prior to being named President and Chief Financial Officer, Mr. Chazen was Chief Financial Officer and Senior Executive Vice President from 2004 to 2007, Chief Financial Officer and Executive Vice President-Corporate Development from 1999 to 2004, and Executive Vice President-Corporate Development from 1994 to 1999.  Prior to joining Occidental, Mr. Chazen was a Managing Director and Head of Corporate Finance at Merrill Lynch.  Mr. Chazen is a Director of the American Petroleum Institute and has been a member of the Boards of Directors of Lyondell Chemical Company, Premcor Inc. and Washington Mutual, Inc.  Mr. Chazen holds a Ph.D. in Geology from Michigan State University, a master’s degree in Finance from the University of Houston and a bachelor’s degree in Geology from Rutgers College.

Qualifications:  Mr. Chazen has implemented the company’s acquisition and divestiture strategy, which has been a key factor in Occidental’s transformation into a major oil and gas company.  As President and Chief Operating Officer, Mr. Chazen is responsible for the domestic oil and gas operations; the worldwide oil and gas exploration function; corporate development; the midstream, market and other segment; and the chemical segment.  He is also responsible for the overall financial management of the company.  Additionally, Mr. Chazen has been a successful executive in the financial services industry.  This financial and management expertise, coupled with his more than thirty years of experience in the oil and gas industry, demonstrate the valuable expertise and perspective that he brings to the Board.

EDWARD P. DJEREJIAN, 72

Director since 1996

Member of the Charitable Contributions Committee, Corporate Governance, Nominating and Social Responsibility Committee, Environmental, Health and Safety Committee, and Executive Compensation and Human Resource Committee

Ambassador Djerejian is the founding Director of the James A. Baker III Institute for Public Policy at Rice University. His career in public service has spanned the administrations of eight U.S. Presidents from John F. Kennedy to William J. Clinton. During the Reagan Administration, he was Special Assistant to the President and Deputy Press Secretary for Foreign Affairs in the White House. He served as the U.S. Ambassador to the Syrian Arab Republic from 1988 to 1991 under Presidents Reagan and Bush, and then served Presidents Bush and Clinton as Assistant Secretary of State for Near Eastern affairs from 1991 to 1993. President Clinton named him U.S. Ambassador to Israel in 1993. Ambassador Djerejian was a Senior Advisor to the Iraq Study Group, a bipartisan panel mandated by the Congress to assess the current and prospective situation in Iraq in 2006. Ambassador Djerejian is a Director of Baker Hughes, Inc., where he is a member of the Governance and Compensation Committees, and Global Industries, Ltd, where he is Chairman of the Governance Committee.  He is the recipient of Presidential and State Department awards.

Qualifications: Ambassador Djerejian is a leading expert on the complex political, security, economic, religious and ethnic issues of the Middle East. His experience brings valuable insight that enhances the Board's ability to assess operations and business opportunities in the company’s important Middle East/North Africa region. Throughout his distinguished career, he has developed an in-depth knowledge of a broad range of public policy issues, and expertise in foreign policy, geopolitics of energy and corporate governance. He serves on several public, private and nonprofit boards.

JOHN E. FEICK, 67

Director since 1998

Member of the Audit Committee, Environmental, Health and Safety Committee, Executive Committee, and Finance and Risk Management Committee

Mr. Feick is the Chairman and a major stockholder of Matrix Solutions Inc., a provider of environmental remediation and reclamation services. He also serves as Chairman and a partner in Kemex Engineering Services, Ltd., which offers engineering and design services to the petrochemical, refining and gas processing industries.  From 1984 to 1994, Mr. Feick was President and Chief Operating Officer of Novacor Chemicals, a subsidiary of Nova Corporation. He serves on the Board of Directors of Veresen Inc., of which he is Chairman of the Compensation Committee and a member of the Governance Committee, as well as on the Board of Directors of Graham Construction.

Qualifications: Mr. Feick possesses a deep understanding of both the oil and gas and chemicals industries along with broad experience in environmental compliance and remediation.  He has served as Chairman of a company specializing in environmental services and led an oil and gas and petrochemicals specialty engineering firm.  As President and Chief Operating Officer of NOVA Chemicals, he was responsible for the company's investments and operations and established the company as a leader in plant reliability, utilization rates, occupational health and safety, and environmental performance in North America.  In addition to industry knowledge and expertise, Mr. Feick’s experience brings the Board exceptionally valuable insight into the environmental, health and safety area.

MARGARET M. FORAN, 56

Director since 2010

Member of the Corporate Governance, Nominating and Social Responsibility Committee

Ms. Foran is Chief Governance Officer, Vice President and Corporate Secretary of Prudential Financial, Inc.  Prior to joining Prudential, she was Executive Vice President, General Counsel and Corporate Secretary at Sara Lee Corporation from 2008 to 2009; Senior Vice President, Associate General Counsel and Corporate Secretary at Pfizer Inc. from 1997 to 2008; and Vice President and Assistant General Counsel at J.P. Morgan & Co.  Ms. Foran is a former Director of The MONY Group Inc. and MONY Life Insurance Company.  She served as Co-Chair and a Director of the Council of Institutional Investors (CII) and is the current Co-Chair of the CII International Corporate Governance Committee.  She is the former Chair of the American Bar Association Committee on Corporate Governance and presently sits on the ABA’s Business Council.  Ms. Foran is the former Chair of the Coordinating Committee of the Business Roundtable Corporate Governance Task Force.  Her professional affiliations include the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB) and the Economic Club of New York.

Qualifications: Ms. Foran is an accomplished attorney with deep expertise in legal affairs and corporate governance. She has held positions of increasing responsibility at four U.S.-based global companies, where for more than a decade she has had a leading role in strengthening corporate governance principles and practices, ensuring regulatory compliance and developing programs to broaden investor communications.  Having been a senior executive in the financial services, food and beverage and pharmaceutical industries, Ms. Foran has a broad range of experience in shareholder services, mergers and acquisitions, SEC reporting, capital markets, derivatives, risk management, internal audit procedures and insurance matters as well as environmental, safety and sustainability programs. Ms. Foran’s corporate experience, in addition to her work with various investor groups and corporate trade associations, provides the Board exceptional acumen and insight on governance, investor and legal policies and practices.

CARLOS M. GUTIERREZ, 57

Director since 2009

Member of the Environmental, Health and Safety Committee, and Finance and Risk Management Committee

Secretary Gutierrez is Vice Chairman of the Institutional Clients Group and a member of the Senior Strategic Advisory Group at Citigroup Inc. He joined Citigroup in January 2011 from communications and public affairs consulting firm APCO Worldwide Inc., where he was appointed Chairman of the Global Political Strategies division in 2010. He served as U.S. Secretary of Commerce in the administration of President George W. Bush from February 2005 to January 2009. Prior to his government service, Secretary Gutierrez was with Kellogg Company for 30 years. He became Kellogg’s Chief Executive Officer in 1999 and was named Chairman of the Board from 2000 to 2005. He previously served as a Director of Corning Incorporated, Lighting Science Group Corp. and United Technologies Corporation. In addition to serving as a trustee of the Woodrow Wilson International Center for Scholars and a National Trustee to the University of Miami Board of Trustees, Secretary Gutierrez is a non-resident scholar at the University of Miami’s Institute for Cuban and Cuban-American Studies and a member of the board of ImmigrationWorks USA, an organization dedicated to achieving comprehensive immigration reform.

Qualifications: Secretary Gutierrez’s highly successful service as Chief Executive Officer and Chairman of Kellogg Company provides him deep insight into the complex challenges faced by a growing organization in a highly competitive business environment. Additionally, his experience as U.S. Secretary of Commerce provides the Board exceptional knowledge and insight into the complex environment of international commerce. Secretary Gutierrez brings valuable business management and operational experience and an international commerce and global economic perspective to the Board.

DR. RAY R. IRANI, 76

Director since 1984

Member of the Executive Committee (Chair)

Dr. Ray R. Irani has been Chairman and Chief Executive Officer of Occidental Petroleum Corporation since 1990 and held the additional title of President from 2005 to 2007.  He will become Executive Chairman in May 2011.  He has been a Director of the company since 1984, and served as President and Chief Operating Officer of Occidental from 1984 to 1990.  Dr. Irani joined the company in 1983 as Chairman and Chief Executive Officer of Occidental Chemical Corporation. He served as Chairman of the Board of Canadian Occidental Petroleum Ltd. (now Nexen Inc.) from 1987 to 1999. Prior to working for Occidental, Dr. Irani was President, Chief Operating Officer and a Director of Olin Corporation.  Dr. Irani serves on the Boards of Directors of The TCW Group, Inc. and Wynn Resorts, Limited. He is a Trustee of the University of Southern California and Chairman of USC’s Board Personnel Committee, and Vice Chairman of the Board of the American University of Beirut.

Qualifications: Since becoming Chairman and Chief Executive Officer of Occidental Petroleum Corporation in 1990, Dr. Irani has built Occidental into the fourth-largest oil and gas company in the United States, based on equity market capitalization.  His distinguished professional, educational and career experience led him to transform Occidental from a conglomerate of unrelated business entities into a major oil and gas and chemical company and, as described below beginning on page 18, continues to motivate superior performance.  Dr. Irani has developed extensive personal relationships with government leaders throughout the Middle East/North Africa and across the world.  Under his leadership, Occidental has earned respect for its integrity, acuity and capabilities, creating opportunities for growth in the company’s core regions.

AVEDICK B. POLADIAN, 59

Director since 2008

Member of the Audit Committee, Executive Compensation and Human Resources Committee, and Finance and Risk Management Committee

Mr. Poladian is Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc., a diversified national real estate company active in commercial, residential and hospitality property investment, management and development. In this role, Mr. Poladian oversees human resources, risk management, construction, finance and legal functions across the firm. Mr. Poladian previously served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Lowe from 2003 to 2006. Mr. Poladian was with Arthur Andersen from 1974 to 2002 and is a certified public accountant (inactive). He is a past member of the Young Presidents Organization, the Chief Executive Organization, the California Society of CPAs and the American Institute of CPAs. Mr. Poladian is a director of the YMCA of Metropolitan Los Angeles, a member of the Board of Councilors of the University of Southern California School of Policy, Planning, and Development and a former Trustee of Loyola Marymount University. He serves as a director of Western Asset Management Company where he is a member of the Audit Committee and as a member of the Board of Trustees of Public Storage.  He was a director of California Pizza Kitchen through May 2008.

Qualifications: As a certified public accountant with extensive business experience, Mr. Poladian qualifies as one of Occidental’s Audit Committee financial experts and provides the Board expert perspective in financial management and analysis. Having served in a senior management position at one of the world’s leading accounting firms, combined with his experience as Chief Operating Officer and Chief Financial Officer of a diversified real estate company, Mr. Poladian has deep knowledge of key business issues, including personnel and asset utilization, in addition to all aspects of fiscal management.

RODOLFO SEGOVIA, 74

Director since 1994

Member of the Charitable Contributions Committee, Corporate Governance, Nominating and Social Responsibility Committee, Environmental, Health and Safety Committee (Chair), Executive Committee, Executive Compensation and Human Resources Committee, and Finance and Risk Management Committee

Mr. Segovia is a Director and serves on the Executive Committee of Inversiones Sanford, a diversified investment group with emphasis in specialty chemicals and plastics, with which he has been affiliated since 1965. He was a Senator of the Republic of Colombia from 1990 to 1993 and the Minister of Public Works and Transportation from 1985 to 1986.  He was President of the Colombian national oil company (Ecopetrol) from 1982 to 1985 and had previously spent many years in the petrochemical industry.  Mr. Segovia is a Trustee of the University of Andes and serves on the Global Council of Lehigh University, where he was a visiting professor.  Later, as a visiting scholar at Lehigh, he presented a public address entitled “The Oxy Story: From the Brink to Excellence.”  He is a member of the Colombian Academy of History.  Mr. Segovia is a recipient of the Colombia Distinguished Engineers Award, the Boyaca Cross, Colombia’s highest award and the Order of Merit of the French Republic.

Qualifications: As former President of Colombia’s national oil company and with extensive expertise in the chemicals industry, Mr. Segovia provides the Board strategic insight into the management and acquisition strategies of both Occidental's oil and gas and chemicals businesses.  His extensive experience as a former lawmaker and distinguished business leader in Colombia includes management leadership of large organizations specializing in petrochemicals. Mr. Segovia provides the Board valuable insight and counsel on issues and strategy in the Americas region, where Occidental has significant oil and gas operations, as well as significant insight gained from his financial management, policy, environmental and social issues expertise, in both the private and public sectors.

AZIZ D. SYRIANI, 68

Director since 1983

Lead Independent Director since 1999

Member of the Audit Committee (Chair), Corporate Governance, Nominating and Social Responsibility Committee, and Executive Committee

Mr. Syriani is President and Chief Executive Officer of The Olayan Group, a global, diversified trading, services and investment organization that operates more than 40 businesses and financial enterprises. He has been with The Olayan Group since 1974 and helped it become one of the world's largest privately held companies, in terms of shareholder equity. Mr. Syriani was named President and Chief Operating Officer in 1978 and Chief Executive Officer in 2002. Born in Lebanon, Mr. Syriani received an accounting degree from the American University of Beirut, followed by French and Lebanese law degrees in 1965 from the University of St. Joseph, an affiliate of the University of Lyon. Following five years of legal practice in Beirut, he obtained his LL.M. degree from Harvard Law School in 1972. He practiced law in New York and Beirut before joining The Olayan Group. From 1974-1976, he served on the Board of American Express Middle East Development Company, the Lebanese subsidiary of American Express. Mr. Syriani is a Director of The Credit Suisse Group, where he was Chairman of the Audit Committee from April 2002 until April 2004, and since April 2004 has been Chairman of its Compensation Committee.

Qualifications: Mr. Syriani's experience both leading and serving on the board of successful global organizations brings broad and extensive international business and corporate governance acumen to the Board and, in particular, to his role as Lead Independent Director. With extensive experience as President and CEO of one of the world’s leading trading, services and investment organizations, directing all aspects of its business, Mr. Syriani provides unique global market insight to the Board. Mr. Syriani’s educational and professional experience in the Middle East/North Africa, the Americas and Europe, his Harvard legal training, and his broad experience in business organization leadership provide the Board a knowledgeable, acculturated global perspective that helps to effectively shape Occidental’s worldwide growth and governance strategies.

ROSEMARY TOMICH, 73

Director since 1980

Member of the Audit Committee, Charitable Contributions Committee (Chair), Corporate Governance, Nominating and Social Responsibility Committee (Chair), Environmental, Health and Safety Committee, Executive Committee, and Executive Compensation and Human Resources Committee

Miss Tomich owns the Hope Cattle Company and the A. S. Tomich Construction Company. Additionally, she is Chairman of the Board of Directors and Chief Executive Officer of Livestock Clearing, Inc. and was a founding Director of the Palm Springs Savings Bank. Miss Tomich serves on the Advisory Board of the University of Southern California Marshall School of Business and the Board of Councilors for the College of Letters, Arts and Sciences at the University of Southern California and is a Trustee Emeritus of the Salk Institute.

Qualifications: Miss Tomich’s experience in the construction and commodity-based arenas, as well as in the social cause arena, give her insight into matters critical to asset development, corporate governance and human relations strategy, policy and practice.  Miss Tomich's extensive experience as an ardent advocate for community, social, minority and women’s causes has contributed to the Board an important perspective and understanding that is highly valued in today’s business environment.  Occidental also benefits from the keen insights gained from Miss Tomich’s service on the boards of social, cultural and educational institutions, which enables her to provide strategic counsel to the Board on governance and human relations policies.

WALTER L. WEISMAN, 75

Director since 2002

Member of the Audit Committee, Corporate Governance, Nominating and Social Responsibility Committee, Environmental, Health and Safety Committee, and Finance and Risk Management Committee

Mr. Weisman was Chairman and Chief Executive Officer of American Medical International, a multinational hospital firm, until his retirement in 1998. Since then, Mr. Weisman has used his expertise in leading a global company to guide his private investments, volunteer activities and service on numerous business and non-profit boards of directors.  Mr. Weisman is a Board Director of Fresenius Medical Care AG, for which he chairs the Audit Committee and serves on the Corporate Governance Committee. He also is Chairman of the Board of the Sundance Institute and a Senior Trustee of the Board of Trustees of the California Institute of Technology, where he serves on a number of committees, including the Institute's Oversight Committee for the Jet Propulsion Laboratory. He previously served as Chairman of Maguire Properties Inc., an owner, developer and manager of office properties in Southern California, and is a past Chairman of the Los Angeles County Museum of Art, on which he continues to serve as a Life Trustee.

Qualifications: As a former Chairman and Chief Executive Officer, Mr. Weisman has expertise in corporate resource maximization and a depth of understanding in governance, financial management, risk management and health-related matters. In addition, the Board benefits from Mr. Weisman’s experience as a trustee of respected business, educational, intellectual and community service organizations. This provides added perspective into strategic business issues and maintaining entrepreneurial spirit, while focusing on people, profit and performance.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

board leadership structure – As announced in October 2010, consistent with the Board’s long-established succession plan, Dr. Irani will relinquish the position of Chief Executive Officer, effective at the 2011 Annual Meeting, but will continue as full-time Executive Chairman, and Mr. Chazen, the President and Chief Operating Officer, will succeed Dr. Irani as Chief Executive Officer at the 2011 Annual Meeting.  The Board believes that  Occidental will benefit by continuing to have Dr. Irani’s unique expertise in international business development, while at the same time expanding Mr. Chazen’s role in creating and implementing Occidental’s strategic vision for the future through his leadership as Chief Executive Officer.  Over the preceding 20 years, the roles of Chairman and Chief Executive Officer had been combined at Occidental.  The combined role enabled the Board and management to set, adjust and align short and long-term business strategies and goals with operational management of the business efficiently and smoothly during Occidental’s dramatic transformation over that period from a diverse conglomerate to a focused oil and gas production and chemical company.  The Board of Directors has not taken a position on whether the roles of the Chairman and Chief Executive Officer may be combined again in the future.  This gives the Board flexibility to address changes in leadership needs as they develop over time in a way which will best suit the needs of the company and its stockholders.

With respect to the duties of the Executive Chairman, in addition to his continued responsibility for international business development and certain specified corporate departments, the Executive Chairman will preside at all meetings of the Board and stockholders and will work with the Chief Executive Officer and Lead Independent Director to set agendas for Board meetings.

The Chief Executive Officer will, in conjunction with the Executive Chairman, develop overall corporate strategy.  He will be responsible for general management and oversight of all businesses of the company.

The Lead Independent Director will work closely with both the Executive Chairman and the Chief Executive Officer. The role of the Lead Independent Director is to evaluate, along with the members of the Executive Compensation and Human Resources Committee and the full Board, the performance of the Executive Chairman and the Chief Executive Officer, and to communicate to the Executive Chairman and the Chief Executive Officer the views of the independent directors and the Board committees.  In doing so, the Lead Independent Director provides liaison between the Board and the Executive Chairman and the Chief Executive Officer, thereby giving guidance to management in meeting the objectives set by the Board, and monitoring compliance with corporate governance policies.  Additionally, the Lead Independent Director serves as a liaison between the Board and stockholders.  The Lead Independent Director has participated in meetings with institutional stockholders to better understand their views on Occidental. He has the authority to call meetings of the independent directors and chairs executive sessions of the Board at which no members of management are present.  These meetings are intended to provide the Lead Independent Director with information that he can use to help the Executive Chairman and Chief Executive Officer function in the most effective manner.

Another key component of Board leadership is the role of the Board committees.  The Board has divided oversight functions among seven committees, which have on average six Board members, and most of which meet at least five times each year and cover an extensive agenda.  These committees regularly report back to the full Board with specific findings and recommendations in their areas of oversight and liaise regularly with the Lead Independent Director.

board role in risk oversight – The Board’s role in risk oversight recognizes the multifaceted nature of risk management.  It is a control and compliance function, but it also involves strategic considerations in normal business decision making.  It covers legal and regulatory matters, finance, security, safety, health and environmental concerns.  The Board has created and empowered several Board committees which are involved in aspects of risk oversight.  These committees review and monitor risk management and greatly expand the Board’s oversight role in these areas.  Four Board committees, the Audit Committee, the Corporate Governance, Nominating and Social Responsibility Committee, the Environmental Health and Safety Committee and the Finance and Risk Management Committee, all composed entirely of independent directors, are each integral to the control and compliance aspects of risk oversight by the Board. Each of these committees meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss changes or improvements that may be required or desirable.  Each of the committees with risk oversight responsibilities meets at least as often as the regularly scheduled Board meetings.  This ensures that each committee has adequate time for in-depth review and discussion of all matters associated with each committee’s area of responsibility.  After the committee meetings, each committee reports to the Board, sometimes without the Chairman and the President present, for discussion of issues and findings as well as the Board’s recommendations of appropriate changes or improvements.

corporate governance – During 2010, the Board of Directors approved various changes to Occidental’s Corporate Governance Policies based on its commitment to and continuous review of evolving best practices in governance, including input from stockholders.  The Corporate Governance Policies, together with information about Occidental’s Code of Business Conduct and other governance measures adopted by the Board of Directors, are set forth in Exhibit A and are also available at www.oxy.com, or by writing to Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

The changes announced in 2010 include the following:
•

The Board added two additional independent directors, Howard I. Atkins, former Senior Executive Vice President and Chief Financial Officer of Wells Fargo & Company, in October 2010, and Margaret M. Foran, Chief Governance Officer, Vice President and Corporate Secretary of Prudential Financial, Inc., in December 2010.

•

The Board announced that at the May 2014 Annual Meeting of Stockholders, a proposal to amend the company’s by-laws to split the roles of Chairman of the Board and Chief Executive Officer will be submitted to stockholders.  The Board will either recommend that stockholders vote for the proposal or take a neutral position on the proposal.

•

The Board announced that it will not waive the retirement requirement of the director retirement policy for directors age 75 or older, with the exception that Mr. Weisman will receive a one-year waiver and Dr. Irani will receive a waiver through 2014.

•

The Board modified the company’s by-laws to adopt a majority vote standard for the election of directors.  Any director receiving a greater number of votes “against” than “for” his or her election in an uncontested election will tender a resignation that will be effective October 31 of that year unless accepted earlier by the Board.

related party transactions – Pursuant to Occidental’s written Conflict of Interest Policy, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent to or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee of the Board of Directors.  Each director and executive officer is required to complete an annual questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members.  A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct.  There were no transactions by any of the directors or executive officers in 2010 that were required to be reported pursuant to the Conflict of Interest Policy or otherwise.

director education – In 2009, the Board received training on the fundamentals of oil and gas exploration and production, with an emphasis on enhanced oil recovery.  For 2010, the Board waived the director education requirement.

independence – Each of Ms. Tomich, Ms. Foran and Messrs. Abraham, Atkins, Chalsty, Djerejian, Feick, Gutierrez, Maloney, Poladian, Segovia, Syriani and Weisman has been determined by the Board of Directors as meeting the independence standard set forth in Occidental’s Corporate Governance Policies (see Exhibit A) and the New York Stock Exchange Listed Company Manual.  In making its determination of independence, the Board considered that, as disclosed under Compensation of Directors on page 11, Occidental matched the gifts made by certain of the directors to charitable organizations.  Except for the Executive Committee, which is being eliminated in May 2011, all committees of the Board are composed entirely of independent directors.

meetings – The Board of Directors held six regular meetings and two special meetings during 2010, including three executive sessions at which no members of management were present.  Mr. Syriani, the Lead Independent Director, presided over the executive sessions.  Each director attended at least 75 percent of the meetings, held during his or her tenure, of the Board of Directors and the committees of which he or she was a member.  All of the directors serving at the time attended the 2010 Annual Meeting.  Attendance at the annual meeting of stockholders is expected of all directors as if it were a regular meeting.

succession planning – The Board of Directors annually reviews Occidental’s succession plan for senior management positions.  For more information, see page 25.

In 2010, the Board implemented the next phase of its strategic succession plan with the announcement of the following changes:
•	Effective at the May 2011 Annual Meeting of Stockholders, Dr. Irani will become the full-time Executive Chairman and Mr. Chazen will be elected President and Chief Executive Officer.
•	In August 2010, the Board promoted Mr. Chazen to President and Chief Operating Officer and elected Mr. Lienert as Chief Financial Officer.

communications with board members – Stockholders and other interested parties may communicate with any director by sending a letter or facsimile to such director’s attention in care of Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024; facsimile number 310-443-6977.  The Corporate Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless the director to whom the correspondence is addressed has requested the Corporate Secretary to forward correspondence unopened.

lead independent director and committees – The Board of Directors has a Lead Independent Director and seven standing committees: Executive; Audit; Corporate Governance, Nominating and Social Responsibility; Charitable Contributions; Executive Compensation and Human Resources; Environmental, Health and Safety; and Finance and Risk Management.  Effective at the 2011 Annual Meeting, the Executive Committee will be eliminated.  The charters of the Audit Committee, the Executive Compensation and Human Resources Committee, the Finance and Risk Management Committee and the Corporate Governance, Nominating and Social Responsibility Committee and the enabling resolutions for each of the other committees are available at www.oxy.com or by writing to Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.  The general duties of the Lead Independent Director and the committees are described below.  From time to time, the Board of Directors delegates additional duties to the standing committees.

Name and Members	Responsibilities		Meetings or Written Actions in 2010
Lead Independent Director Aziz D. Syriani	•	advises the Chairman or Executive Chairman as to an appropriate schedule of Board meetings and the information that shall be provided by management for Board consideration	Not applicable
	•	approves the agendas for the Board and Committee meetings after consultation with the Chairman or Executive Chairman
	•	recommends to the Chairman or Executive Chairman the retention of consultants who report directly to the Board
	•	assists in assuring compliance with the corporate governance policies and recommends revisions to the policies
	•	calls, coordinates and develops the agenda for and moderates executive sessions of the independent directors at which no members of management are present
•
evaluates, along with the members of the Executive Compensation and Human Resources Committee and the other independent directors, the  performance of the Chairman or Executive Chairman and the Chief Executive Officer

•
communicates to the Chairman or Executive Chairman and the Chief Executive Officer the views of the independent directors and the Board committees with respect to objectives set for management by the Board

•
consults with the Chairman or Executive Chairman and other members of the Board as to recommendations on membership and chairpersons of all the Board Committees and discusses such recommendations with the Corporate Governance, Nominating and Social Responsibility Committee and the Board

	•	serves as liaison between the Board and stockholders, communicating their views to the Board
Audit Committee John S. Chalsty (1) John E. Feick Irvin W. Maloney (1) Avedick B. Poladian Aziz D. Syriani (Chair) Rosemary Tomich Walter L. Weisman
All of the members of the Audit Committee are independent, as defined in the New York Stock Exchange Listed Company Manual.  All of the members of the Audit Committee are financially literate and the Board has determined that Messrs. Chalsty and Poladian meet the Securities and Exchange Commission’s definition of “audit committee financial expert.”  The Audit Committee Report with respect to Occidental's financial statements is on page 46.
8 meetings including 8 executive sessions with no members of management present
The primary duties of the Audit Committee are as follows:
	•	hires the independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries
	•	discusses the scope and results of the audit with the independent auditors
	•	discusses Occidental's financial accounting and reporting principles and the adequacy of Occidental's internal accounting, financial and operating controls with the auditors and with management
	•	reviews all reports of internal audits submitted to the Audit Committee and management's actions with respect thereto
	•	reviews the appointment of the senior internal auditing executive
	•	oversees all matters relating to Occidental’s Code of Business Conduct compliance program
Charitable Contributions Committee Spencer Abraham Edward P. Djerejian Irvin W. Maloney (1) Rodolfo Segovia Rosemary Tomich (Chair)	•	oversees charitable contributions made by Occidental and its subsidiaries	5 meetings
Corporate Governance,
Nominating and Social
Responsibility Committee
John S. Chalsty (1)
Edward P. Djerejian
Margaret M. Foran (2)
Rodolfo Segovia
Aziz D. Syriani
Rosemary Tomich (Chair)
Walter L. Weisman
	•	recommends candidates for election to the Board	5 meetings
	•	is responsible for the periodic review and interpretation of Occidental's Corporate Governance Policies and consideration of other governance issues
	•	oversees the evaluation of the Board and management
	•	reviews Occidental’s policies, programs and practices on social responsibility
	•	oversees compliance with Occidental’s Human Rights Policy
See page 51 for information on how director nominees are selected and instructions on how to recommend nominees for the Board.

Name and Members	Responsibilities		Meetings or Written Actions in 2010
Environmental, Health and Safety Committee Spencer Abraham Edward P. Djerejian John E. Feick Carlos M. Gutierrez Rodolfo Segovia (Chair) Rosemary Tomich Walter L. Weisman	•	reviews and discusses with management the status of environmental, health and safety issues, including compliance with applicable laws and regulations	5 meetings
	•	reviews the results of internal compliance reviews and remediation projects
	•	reports periodically to the Board on environmental, health and safety matters affecting Occidental and its subsidiaries
Executive Committee John S. Chalsty (1) John E. Feick Dr. Ray R. Irani (Chair) Irvin W. Maloney (1) Rodolfo Segovia Aziz D. Syriani Rosemary Tomich	•	exercises the powers of the Board with respect to the management of the business and affairs of Occidental between meetings of the Board	None (Eliminated effective May 2011)
Executive Compensation and Human Resources Committee Spencer Abraham (Chair) John S. Chalsty (1) Edward P. Djerejian Avedick B. Poladian Rodolfo Segovia Rosemary Tomich	•
reviews and approves the corporate goals and objectives relevant to the compensation of the Chairman or Executive Chairman and the Chief Executive Officer (CEO), evaluates the performance of the Chairman or Executive Chairman and the CEO and determines and approves the compensation of the Chairman or Executive Chairman and the CEO
5 meetings including 2 executive sessions with no members of management present
	•	reviews and approves the annual salaries, bonuses and other executive benefits of all other executive officers
	•	administers Occidental's stock-based incentive compensation plans and periodically reviews the performance of the plans and their rules
	•	reviews new executive compensation programs
	•	periodically reviews the operation of existing executive compensation programs as well as policies for the administration of executive compensation
	•	reviews director compensation annually
The Executive Compensation and Human Resources Committee's report on executive compensation is on page 28.
Finance and Risk Management Committee John S. Chalsty (Chair) (1) John E. Feick Carlos M. Gutierrez Avedick B. Poladian Rodolfo Segovia Walter L. Weisman	•	recommends to the Board the annual capital plan, and any changes thereto, and significant joint ventures, long-term financial commitments and acquisitions	5 meetings
	•	approves policies for authorization of expenditures, cash management and investment and for hedging of commodities and interest rates
	•	reviews Occidental’s financial strategies, risk management policies (including insurance coverage levels) and financial plans (including planned issuances of debt and equity)

(1)	Not standing for re-election to the Board of Directors.
(2)	Member as of February 2011.

COMPENSATION OF DIRECTORS

For 2010, each non-employee director:
•	was paid a retainer of $60,000 per year, plus $2,000 for each meeting of the Board of Directors or of its committees he or she attended in person or telephonically; and
•
received an annual grant of 5,000 restricted shares of common stock (pro-rated for directors who are appointed mid-term), plus an additional 800 restricted shares of common stock for each committee he or she chaired (other than the Executive Compensation and Human Resources Committee), plus an additional 3,000 restricted shares of common stock for serving as Lead Independent Director.  In recognition of the significant increase in the duties of the Chair of the Executive Compensation and Human Resources Committee over the last several years, in December 2010, the Board of Directors increased the annual grant to the Chair of the Executive Compensation and Human Resources Committee to 1,800 restricted shares of common stock effective May 2011 with respect to service beginning in 2010.

Directors are eligible to participate on the same terms as Occidental employees in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors up to an aggregate of $50,000 per year to educational institutions and organizations, as well as arts and cultural organizations.  In addition, Occidental reimburses non-employee directors for expenses related to service on the Board, including hotel, airfare, ground transportation and meals for themselves and their significant others, and permits, subject to availability, non-employee directors to make use of company aircraft on the same reimbursement terms applicable to executive officers of Occidental.  Occidental does not provide option awards, non-equity incentive awards, deferred compensation or retirement plans for non-employee directors.  A table summarizing the total compensation for 2010 for each of the non-employee directors who served in 2010 is set forth below.

Compensation of Directors
Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total
	($)	($) (1)	($) (2)	($)
Spencer Abraham	$106,000	$528,525	$4,757	$639,282
Howard I. Atkins (3)	$21,903	$283,190	$0	$305,093
Ronald W. Burkle (4)	$17,968	$0	$0	$17,968
John S. Chalsty	$122,000	$488,128	$32,129	$642,257
Edward P. Djerejian	$110,000	$420,800	$9,870	$540,670
John E. Feick	$112,000	$420,800	$4,020	$536,820
Margaret M. Foran (5)	$10,710	$232,600	$0	$243,310
Carlos M. Gutierrez	$92,000	$420,800	$4,088	$516,888
Irvin W. Maloney	$102,000	$420,800	$746	$523,546
Avedick B. Poladian	$112,000	$420,800	$0	$532,800
Rodolfo Segovia	$126,000	$488,128	$39,182	$653,310
Aziz D. Syriani	$102,000	$740,608	$8,287	$850,895
Rosemary Tomich	$132,000	$555,456	$0	$687,456
Walter L. Weisman	$122,000	$420,800	$66,000	$608,800

(1)
Restricted Stock Awards are granted to each non-employee director on the first business day following the Annual Meeting or, in the case of a new non-employee director, the first business day following the election of the director.  The shares subject to these awards are fully vested on the date of grant, but may not be sold or transferred for three years except in the case of death or disability.  The dollar amounts shown reflect $84.16 per share for all directors except Mr. Atkins and Ms. Foran, which reflect $84.94 and $93.04 per share, respectively, which in each case, is the respective grant date fair value.

(2)
None of the non-employee directors received any fees or payment for services other than as a director.  Amounts shown include personal benefits in excess of $10,000, all tax gross-ups regardless of amount and matching charitable contributions.  For Messrs. Abraham, Feick, Gutierrez, Maloney and Syriani, the amount shown is the tax gross-up related to reimbursement of spousal travel cost.  For Mr. Weisman, the amount shown is the charitable contribution pursuant to Occidental’s Matching Gift Program, including $25,000 in matches for 2009 contributions.  For Messrs. Chalsty, Djerejian and Segovia, $7,129, $3,045 and $4,182, respectively, of the amount shown is for the tax gross-up related to reimbursement for spousal travel and $25,000, $6,825 (including $500 in matches for 2009 contributions) and $35,000, respectively, of the amount shown is the charitable contribution pursuant to Occidental’s Matching Gift Program.

(3)	Mr. Atkins commenced service as a director in October 2010.
(4)	Mr. Burkle served as a director through the 2010 Annual Meeting.
(5)	Ms. Foran commenced service as a director in December 2010.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, Occidental’s executive officers, directors and any beneficial owner of more than 10 percent of any class of Occidental’s equity securities are required to file, with the Securities and Exchange Commission and the New York Stock Exchange, reports of ownership and changes in ownership of Occidental common stock.  Copies of such reports are required to be furnished to Occidental.  Based solely on its review of the copies of the reports furnished to Occidental or written representations that no reports were required, Occidental believes that, during 2010, all persons required to report complied with the Section 16(a) requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At the close of business on February 28, 2011, the beneficial owner of common stock shown below was the only person known to Occidental to be the beneficial owner of five percent or more of the outstanding voting securities of Occidental.

Name and Address	Number of Shares Owned	Percent of Outstanding Common Stock	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	46,416,695 (1)	5.71 (1)	46,416,695 (1)	__(1)	46,416,695 (1)	__(1)

(1)	Pursuant to Schedule 13G filed with the Securities and Exchange Commission on February 7, 2011.

The following table sets forth certain information regarding the beneficial ownership of Occidental common stock as of February 28, 2011, by each of the named executive officers, the directors of Occidental, and all executive officers and directors as a group.  The directors are subject to stock ownership guidelines as described in Occidental’s Corporate Governance Policies (see Exhibit A).  The executive officers are subject to stock ownership guidelines, which range from two to ten times base salary (see Executive Stock Ownership at www.oxy.com).  All of the directors and current executive officers were in compliance with the guidelines as of February 28, 2011.

Beneficial Ownership of Directors and Executive Officers
Name	Sole Voting and Investment Shares (1)		Restricted Shares (2)	Exercisable Options (3)	Total Shares Beneficially Owned (4)		Percent of Outstanding Common Stock (5)	Restricted/ Performance Stock Units (6)
Spencer Abraham	6,924		14,734	0	21,658			0
William E. Albrecht	6,490		16,610	0	23,100			58,143
Howard I. Atkins	0		3,334	0	3,334			0
John S. Chalsty	40,232		21,174	0	61,406			0
Stephen I. Chazen	2,009,110		47,456	0	2,056,566			429,706
Donald P. de Brier	688,119		18,983	0	707,102			99,998
Edward P. Djerejian	31,393		17,500	0	48,893			0
John E. Feick	20,000		20,000	0	40,000			0
Margaret M. Foran	1,004		2,500	0	3,504			0
Carlos M. Gutierrez	0		8,334	0	8,334			0
Ray R. Irani	7,670,032	(7)	59,320	0	7,729,352	(7)		890,907
James M. Lienert	131,012		11,864	0	142,876			51,889
Edward A. Lowe	11,884		16,610	500	28,994			45,306
Irvin W. Maloney	36,438		20,000	0	56,438			0
Avedick B. Poladian	0		15,000	0	15,000			0
Rodolfo Segovia	69,741	(8)	22,033	0	91,774	(8)		0
Aziz D. Syriani	44,820		20,020	0	64,840			0
Rosemary Tomich	44,836		19,546	0	64,382			0
Walter L. Weisman	15,134		20,000	0	35,134			0

All executive officers and directors as a group (21 persons)	10,865,916		392,578	100,500	11,358,994		1.4%	1,630,699

(1)	Includes shares held through the Occidental Petroleum Corporation Savings Plan as of February 28, 2011.
(2)	For non-employee directors, includes shares for which investment authority has not vested under the 1996 Restricted Stock Plan for Non-Employee Directors and the 2005 Long-Term Incentive Plan.
(3)	Includes options and stock appreciation rights which will be exercisable within 60 days.
(4)	Represents the sum of the first three columns.
(5)	Unless otherwise indicated, less than 1 percent.
(6)
Includes performance stock awards at target level, or for 2010 awards, at the mid-point performance level (Occidental rank of six out of twelve peer group companies).  Until the performance period ends and the awards are certified, no shares of common stock are issued.  However, grant recipients receive dividend equivalents on the target share amount of performance stock awards during the performance period for awards granted prior to 2010.

(7)	Includes 272,000 shares beneficially owned by Dr. Irani through a limited partnership and the Irani Family Foundation.
(8)	Includes 15,377 shares held by Mr. Segovia as trustee for the benefit of his children.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

executive summary of occidental’s executive compensation

In 2010, Occidental made significant changes in its compensation practices and related governance policies consistent with feedback from stockholders following the 2010 advisory vote of stockholders on executive compensation.

Compensation Process and Objectives.  After the 2010 Annual Meeting, the Lead Independent Director and the Chairman of the Executive Compensation and Human Resources Committee (Compensation Committee) met with stockholders and their representatives, expanding the ongoing dialogue with stockholders and certain stockholder advisory groups to seek input on the company’s compensation program.  Additionally, the Compensation Committee obtained feedback, advice and recommendations on compensation best practices and peer group composition from its independent compensation consultant, Pearl Meyer & Partners.  The Compensation Committee also reviewed the company’s performance, the compensation practices of its peers and compensation surveys and other materials regarding general and executive compensation.

These actions resulted in the adoption of a new long-term incentive compensation program for executives and other compensation changes that reflect stockholder suggestions and achieve the following objectives:
•	Maintain the focus on long-term performance-based awards;
•	Incentivize senior management to continue to achieve long-term success;
•	Support the alignment of executive and stockholder interests; and
•	Grant awards consistent with peer company programs1 in terms of award type and reported value2.

Significant Executive Compensation Actions.  Key features and changes include the following:
•
Compared to 2009, the Chairman and Chief Executive Officer’s potential long-term incentive award opportunity for 2010 was reduced substantially in terms of both the maximum, which is reduced by over 70% to $25 million2, and the mid-point which is reduced by over 70% to $13 million2.  As a result, the Chairman and the Chief Executive Officer’s total compensation awarded in 2010 is consistent with that of other Chief Executive Officers in the company’s peer group1,2.

•	Overall executive compensation granted in 2010 is comparable to peers1,2 and the overwhelming majority of compensation will continue to be long-term and performance-based.
•	Executive long-term incentive awards were allocated 80% to a Total Shareholder Return Incentive award (TSRI) and 20% to a Restricted Stock Incentive award (RSI) using maximum payout levels.
•
Payouts for the new TSRI awards are determined by Occidental’s total stockholder return (TSR) ranking within a peer group of twelve companies.  Hurdles for payouts were made more difficult with the maximum payout made only if Occidental ranks first within the peer group and no payout if Occidental ranks in the bottom three out of the twelve peer companies.  Additionally, all payouts at higher than 50% of the maximum require that the company’s TSR be higher than the S&P 500 TSR.

•	The executive compensation program uses types of awards and performance metrics which are widely used by peer companies.
•
As of 2010, all new grants of executive long-term incentive equity awards vest on a pro rata basis in the event of a change of control, with the new TSRI awards vesting based on 50% of the performance share units granted.

•
Return on equity awards granted to Dr. Irani and Mr. Chazen in 2007 and vested in 2010 were paid 50% in common stock and 50% in cash instead of 100% in cash. A number of shares equal to the net after-tax shares received must be retained for at least three years after the vesting date.

•	Long-term performance-based awards granted in 2010 to senior executives will be paid at least 50% in common stock and the remainder in cash irrespective of the award type.
•	The peer group was expanded from nine to twelve companies for the TSRI performance metric, providing a broader comparison of the company’s performance within the oil and gas industry.

IMPORTANT NOTE

The Securities and Exchange Commission disclosure rules require that 2010 payouts of awards granted in 2007 under a prior compensation program be included in the 2010 Summary Compensation Table (see page 31).  As a result, the total compensation values for 2010 shown in the Summary Compensation Table include amounts not only for the executive compensation packages approved by the Compensation Committee in 2010, but also for 2010 payouts of awards granted in 2007.  The 2007 awards paid in 2010 comprise approximately 75%, 68% and 50% of the total amounts shown for Dr. Irani and Messrs. Chazen and de Brier, respectively.  For an explanation of the 2010 individual executive compensation packages approved by the Compensation Committee, see pages 17 to 24.

_____________________________________
1	Based on 2009 information reported for peer companies. See page 14 for information on peer companies.
2
Comparative value based on Occidental common stock price on grant date and for mid-point performance, based on a rank of six out of twelve peer companies.  Actual value of the payout depends on number of share units earned based on level of achievement of performance measures and stock price on date of certification of performance achieved.

compensation program

The Compensation Committee’s executive compensation philosophy is that long-term performance of the company balanced with the consistent achievement of short-term financial goals are the key measures of executive performance.  This approach both links executive compensation to company performance and maximizes value creation for stockholders.  In reviewing Occidental’s growth and performance, the Compensation Committee has concluded that the executive management team has performed at exceptional levels.

Company Performance.  Specific performance highlights of the executive management team’s accomplishments are presented on page 29 and include:
•	Total cumulative stockholder returns of 35% over the past 3 years, 168% over the past 5 years, and 914% over the past 10 years;
•	Growth in Occidental’s market capitalization from $9 billion at year end 2000 to $80 billion at year end 2010;
•	Improved balance sheet, particularly reduced debt to capital ratios from 57% to 14%, over the 10-year period from December 31, 2000 to December 31, 2010;
•	Oil and gas reserve replacement of 150% in 2010, with an average of 173% each year over the past 5 years; and
•	Increasing pipeline of production projects and acquisitions that propel the company’s growth.

In order to ensure the retention of senior management and the success of the implementation of its strategic succession plan, the Compensation Committee developed a compensation program designed not only to be consistent with industry practice, but also to retain outstanding executives and incentivize and reward them for achieving superior performance in the pursuit of Occidental’s long-term strategic objectives.

Peer Companies.  In 2010, at the request of the Compensation Committee, Pearl Meyer & Partners provided an analysis of potential peer companies.  After review and consideration of this analysis, the Compensation Committee sought to expand the peer group beyond the prior nine companies (including Occidental) to provide a broader comparison basis both for Occidental's results within the oil and gas industry and the company's compensation program and practices. The primary considerations used by Pearl Meyer & Partners and additional considerations taken into account by the Compensation Committee in determining the composition of the peer company group were:
•	Companies recommended by stockholder groups in the course of discussions with them regarding the compensation program;
•	Investors’ alternatives for energy sector investment choices, including level of investment analyst reporting coverage;
•	Global competitors for projects and acquisitions;
•	Global competitors for employees;
•	Proportion of oil and natural gas each as a percentage of total proved reserves and total production;
•	Oil and gas production and reserves;
•	Total revenue and the percentage derived from upstream (exploration and production) activities; and
•	Market capitalization.

In addition to Occidental, the peer companies (collectively, the peer group) are:
•	Anadarko Petroleum Corporation	•	Apache Corporation	•	Canadian Natural Resources Limited	•	Chevron Corporation
•	ConocoPhilips	•	Devon Energy Corporation	•	EOG Resources, Inc.	•	ExxonMobil Corporation
•	Hess Corporation	•	Marathon Oil Corporation	•	Royal Dutch Shell plc

The Compensation Committee designated this group of companies as the peer group for purposes of comparing Occidental's cumulative total stockholder return for performance purposes for the Total Shareholder Return Incentive award.

The Compensation Committee also reviewed information regarding oil and gas industry and the peer group companies' executive compensation practices, programs and data as provided by Pearl Meyer & Partners, and information that was otherwise publicly disclosed or available.  Additionally, the Compensation Committee reviewed and considered broader based compensation surveys and related materials.  The purpose of reviewing this information was to evaluate and understand how Occidental's executive compensation program compares within the oil and gas industry, particularly with respect to types of awards, performance metrics for awards and reported levels of compensation.  The information was not used to establish compensation or performance benchmarks or targets.

Elements of Program. The compensation program for named executive officers is primarily based on an at-risk, long-term approach, meaning that a large proportion of the payouts are dependent upon the achievement of specific performance measures.  The following table summarizes key features of the long-term and short-term incentive components of the 2010 executive compensation program.

Summary of Incentive Compensation
Compensation Component	Performance Period	Form of Payout	Performance Basis	Payout Range
				Minimum Payout (1)	Performance Resulting in Minimum Payout	Maximum Payout (1)	Performance Required for Maximum Payout
Total Shareholder Return Incentive Award (TSRI) (2)	3 Years	50% Stock 50% Cash	TSR ranking within peer group and, for payout above 50%, must exceed TSR of S&P 500 Index	0%	Bottom three TSR ranking	100% of performance share units granted	Number one TSR ranking and out - perform S&P 500 Index
Restricted Stock Incentive Award (RSI)	3-7 Years (3)	Stock	Cumulative Net Income	0%	Cumulative Net Income < $10 billion (3)	100% of shares granted	Cumulative Net Income ≥ $10 billion
Executive Incentive Compensation Plan (EICP)
Non-Equity Incentive (NEI) (Performance- based Portion) – 60% of target	1 Year	Cash	Earnings Per Share	0% (4)	EPS ≤ $4.50	200% (4) of target value	EPS ≥ $6.25
Bonus (Discretionary Portion) – 40% of target	1 Year	Cash	Key performance areas: Governance and ethical conduct Functional and operating accomplishments Health, environment and safety Diversity Organizational development	0%	Subjective performance assessment	200% of target value	Subjective performance assessment

(1)	Percent of grant for TSRI and RSI and of target payout for EICP.
(2)	Payout percent for TSRI is determined by ranking within peer group as set forth in the chart on page 16.
(3)
The shares become non-forfeitable on the later of October 12, 2013, through which date the executive must remain employed by the company, and the date the Compensation Committee certifies the achievement of the Cumulative Net Income threshold.  If the threshold is not met by September 30, 2017, the shares are forfeited entirely.

(4)
Target payout is achieved at $5.10 per share.  Payout percent for EPS of $4.50-$5.10 is based on a linear interpolation of values between 0 percent and 100 percent and for EPS of $5.10-$6.25 is based on a linear interpolation of values between 100 percent and 200 percent.

Long-Term Compensation.  This portion of compensation consists of performance-based awards that provide incentives for achieving results that are consistent with the ultimate objective of sustained growth in stockholder value.  The Compensation Committee believes that long-term compensation should represent a significant majority of an executive’s total compensation package and that the levels of payouts should reflect the company’s performance levels.  During the process of determining the composition of each named executive officer’s compensation package, the Compensation Committee evaluated many factors, including the following:
•	Alignment of executive and stockholder interests in achieving long-term growth in stockholder value;
•	Ensuring that maximum payouts are attained only for exceptional performance;
•	The named executive compensation packages being consistent with the programs of peer companies3; and
•	The appropriate allocation of total compensation between long-term and short-term components.

This portion of the executive compensation program includes two types of awards: performance incentives based on total stockholder return and restricted stock grants, both of which are widely used by Occidental’s peer group companies.

_____________________________________
3	Based on available 2009 information for peer companies.

●     Total Shareholder Return Incentive Award (TSRI) — The Compensation Committee believes that the comparison of Occidental’s total stockholder return over a specified period of time to peer companies’ returns over the same period of time is an objective external measure of the company’s effectiveness in translating its results into stockholder returns.  Total stockholder return (TSR) is the change in price of a share of common stock plus reinvested dividends over a specified period of time and is an indicator of management’s achievement of long-term sustainable increases in stockholder value. TSRI awards use both comparative peer company (see page 14 for a discussion of the peer group) and S&P 500 Index TSRs to determine payout amounts and are not based on internal performance metrics.  The TSRIs are designed to:
○	Align executive rewards with stockholder returns over a three-year period, which encourages executive focus on achieving higher long-term stockholder returns.
○
Reward higher returns in Occidental’s stock relative to the peer group stock returns, based on a sliding scale ranking of the TSR performance of each company in the peer group.  This neutralizes major market variables that impact the entire oil and gas industry, thereby rewarding the executives for superior performance compared to the peer group companies.

○
Incentivize performance resulting in stockholder returns greater than the S&P 500 by requiring that Occidental’s TSR exceed the TSR of the S&P 500 Index in order to receive payouts in excess of 50% of the maximum payout.  If this condition is not met, the payout that would otherwise be made is capped at 50% of the performance share units granted.

○	Satisfy the tax deductibility requirements of Section 162(m) of the Internal Revenue Code.

The TSRI awards are denominated in performance share units, each of which is equivalent to one share of Occidental common stock.  The number of performance share units received at the end of the three-year performance period, which runs from October 13, 2010 through October 12, 2013, will depend on Occidental’s ranking within the peer group on the following basis:

TSR Ranking	Payout as a % of Maximum	Illustrative Payout for Chairman and Chief Executive Officer
		Value(4)	Number of Units
1st	100%	$20,000,000	237,277
2nd	85%	$17,000,000	201,685
3rd	70%	$14,000,000	166,094
4th	60%	$12,000,000	142,366
5th	50%	$10,000,000	118,639
6th	40%	$8,000,000	94,911
7th	30%	$6,000,000	71,183
8th	20%	$4,000,000	47,456
9th	10%	$2,000,000	23,728
10th	0%	$0	0
11th	0%	$0	0
12th	0%	$0	0

The TSRI permits maximum award payouts only for a performance ranking of number one within the peer companies and provides no payout for performance in the bottom three of the peer company ranking.  Eighty percent of the maximum total long-term incentive award amount4 approved for the named executive officers in October 2010 (see pages 33 through 36) was in the form of TSRIs.

The award will be payable 50% in shares of the company’s common stock and 50% in cash.  Cumulative dividend equivalents will be paid at the end of the three-year performance period and will be paid only on performance share units earned (including any portion paid in cash).  The equivalent of fifty percent of the shares paid out on a net after-tax basis pursuant to the TSRIs to individuals who were named executive officers as of the end of the preceding year must be held by the executive for three years after payout.  Additional terms are summarized in the Summary of Award Terms chart on page 34.

_____________________________________
4
Value shown based on Occidental stock price on grant date.  Actual value of the payout depends on number of share units earned based on level of achievement of performance measures and stock price on date of certification of performance achieved.

●     Restricted Stock Incentive Award (RSI) — Consistent with the executive compensation programs of a majority of the peer group companies, the Compensation Committee selected RSIs as a component of executive long-term incentive compensation.  The RSI is a grant of shares of the company’s common stock.  The shares become non-forfeitable on the later of October 12, 2013, through which date the executive must remain employed by the company, and the date the Compensation Committee certifies the achievement of the performance goal.  The performance goal is a minimum cumulative reported net income threshold during the period beginning October 1, 2010 and ending no later than September 30, 2017.  If the performance goal is not met by September 30, 2017, the shares will be forfeited in their entirety.  Named executive officers are required to retain beneficial ownership of 50% of the net after-tax shares received pursuant to this award for three years following the date on which such shares vest.  Dividends will be paid on the shares from the grant date.  The RSIs are intended to satisfy the tax deductibility requirements of Section 162(m) of the Internal Revenue Code.

Salary and Other Annual Compensation.  The Compensation Committee believes that overall executive compensation should also include elements that reward executives for their continued employment and achievement of certain short-term goals which, over time, contribute to long-term growth of stockholder value.  Consistent with the Compensation Committee’s goal of emphasizing long-term compensation, salary and other annual compensation represents a significantly smaller portion of the 2010 compensation packages of the named executive officers.  Short-term compensation is comprised of base salary and other compensation, plus an Executive Incentive Compensation Plan (EICP) award.

●     Salary and Other Compensation – In 2009, as part of corporate-wide cost reductions, the base salaries of 18 highly compensated executives were reduced.  As part of these reductions, Dr. Irani and Messrs. Chazen, de Brier, and Lienert agreed to 10% reductions.  With improving economic conditions and increasingly competitive market circumstances, base salary levels have been restored to at least pre-2009 levels for all affected executives and in the case of Mr. Chazen, a further increase was made in connection with his promotion to Chief Operating Officer.  Certain other compensation and benefits that apply to senior executives are described under “Other Compensation and Benefits” beginning on page 26.

●     Executive Incentive Compensation Plan Award (EICP) – The EICP Award is comprised of a Non-Equity Incentive portion (60% of target value) and a Bonus portion (40% of target value).  The Compensation Committee sets target amounts consistent with industry practices for each executive officer based on a review of commercially available compensation surveys and other publicly available information.  In setting targets for each executive the Compensation Committee considers each executive’s ability to influence Occidental’s performance during the one-year performance period.
○
Non-Equity Incentive Award (Performance-based Portion) – The Non-Equity Incentive (NEI) portion (60% of target value) is a performance-based cash award that is based on Occidental’s performance during the year as measured against Core, Basic Earnings Per Share5 (EPS) targets established in the first quarter of the year.   EPS was chosen as the financial target for all corporate executives because it directly impacts stockholder value, is a readily determinable measure of annual performance and rewards the executives for current operating performance.  The Compensation Committee set the 2010 EPS targets (see table on page 15) based on consideration of management’s financial-results scenarios, as well as a review of analysts’ estimates of Occidental’s earnings per share for 2010 and early 2010 estimates of West Texas Intermediate (“WTI”) oil prices for 2010.  The EPS for 2010 as certified by the Compensation Committee was $5.735, which resulted in a payout percentage of 155%.

○
Bonus Award (Discretionary Portion) – The Bonus portion (40% of target value) is a discretionary cash award that is based on the Compensation Committee’s subjective assessment of an executive’s handling of certain key performance areas, as well as the executive’s response to unanticipated challenges during the year.  Key performance areas include organizational development; succession planning; governance and ethical conduct; functional and operating accomplishments; health, environment and safety responsibilities; and encouragement of diversity.

individual compensation considerations.  Overall, the Compensation Committee concluded that the senior executive management team has delivered financial results that have been consistently superior compared to the performance of its peer group and has delivered exceptional growth in stockholder value over the long-term.  See 2010 Performance Highlights beginning on page 29.  The Compensation Committee believes the management team should be properly incentivized and rewarded for this performance.

Considerations for each of the named executive officers with respect to 2010 compensation are discussed below.

_____________________________________
5
For the purposes of the EICP Award, Core, Basic Earnings Per Share (EPS) is computed by excluding the “Significant Items Affecting Earnings” from Occidental’s Net Income Attributable to Common Stock and dividing this amount by the weighted-average basic shares outstanding.  For a discussion of “Significant Items Affecting Earnings,” see “Management Discussion and Analysis of Financial Condition and Results of Operations” in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2010.

dr. irani – Dr. Irani is the Chairman and Chief Executive Officer of Occidental. Under his leadership, Occidental has grown to become the fourth-largest oil and gas company in the U.S. based on market capitalization as of December 31, 2010. Dr. Irani consults with the Board as it sets strategic direction for the company and, in his role as Chief Executive Officer, oversees the implementation of the strategy.

In setting the total compensation value for Dr. Irani, the Compensation Committee considered:
•
Enhanced Value Creation and Consistent Performance: As shown under the 2010 Performance Highlights beginning on page 29, Occidental’s 2010 performance, as demonstrated by key financial measures, has been consistent with recent years’ achievements and continues to place Occidental among the best performers in the oil and gas industry. Led by Dr. Irani and relying on a disciplined business approach and return-focused capital allocation decisions, the company:

	○	Replaced 150% of its 2010 oil and gas production.
	○	Increased overall oil and gas production volume by 5% to an average of 753,000 BOE per day for 2010, which is a company record.
	○	Ended the year with diluted earnings per share of $5.56.
	○	Increased the annualized dividend by 15% in 2010, the ninth consecutive annual increase since 2002.
	○	Maintained a “Single A” credit rating by all rating agencies.
•
Enhanced Prospects for Future Growth: Through a series of asset acquisitions and divestitures and international partnership agreements, the company has continued to accumulate an inventory of oil and gas development projects that are intended to fuel future growth. Under Dr. Irani’s leadership, the following were announced:

○
The selection of Occidental by the Government of Abu Dhabi to participate in the development of Abu Dhabi’s Shah gas field, one of the largest gas fields in the Middle East; Occidental will hold a 40% participating interest in a 30-year contract.

○
The achievement, together with its consortium partners Eni S.p.A. and Korea Gas Corporation, of an initial 10% increase in oil production at the Zubair field in southern Iraq.  This production milestone allows the consortium to commence expenditure cost recovery and is a significant step towards an eventual production increase of over 1 million BOE.

	○	The $1.8 billion purchase of south Texas assets from Royal Dutch Shell plc.
	○	The $1.4 billion purchase of 174,000 net contiguous acres in North Dakota giving Occidental increased access to the Bakken shale formation.
○
The acquisition from various sources of an additional 380,000 acres in California, solidifying Occidental’s position in the state by bringing its total holdings in the state to approximately 1.6 million acres.

•
Implementation of the Succession Plan: Consistent with prior years’ strategic succession plans which were reviewed and approved by the Board of Directors, Dr. Irani has initiated a series of organizational moves and programs that will ensure, with his continued stewardship as Executive Chairman through 2014, that the company will successfully meet the challenges and opportunities associated with maintaining Occidental as an industry leader, including the following:

	○	Election of Mr. Chazen as President and Chief Operating Officer and Mr. Lienert as Chief Financial Officer in August 2010.
	○	Announcement in October 2010 that Mr. Chazen will be elected President and Chief Executive Officer effective at the 2011 Annual Meeting.
	○	In-depth talent reviews within the company to ensure that the next generation of leaders have been indentified and are being appropriately developed for increasingly responsible positions.
○
Increase in external recruiting activity and internal development programs to assist in protecting against situations where potential demographic shifts may result in managerial or technical resource deficiencies.

•
Organizational Effectiveness: Under Dr. Irani’s leadership, Occidental’s performance in the areas of Health, Environment, and Safety; Corporate Governance; and Social Responsibility continued to receive high praise in 2010 as evidenced by:

○
Occidental’s 2010 employee injury and illness incidence rate (IIR) was 0.40, its second best level ever.  The company consistently ranks among the safest companies in the U.S.  For 15 consecutive years, Occidental’s worldwide IIR has been less than 1.0 recordable injuries per 100 employees.

	○	Governance Metrics International overall score of 10 out of 10 in June 2010
	○	Fortune World’s Most Admired Companies: No. 1, Mining, Crude Oil Production
	○	Forbes List of the 20 Most Responsible Companies
	○	Corporate Responsibility Magazine 100 Best Corporate Citizen List

The components of Dr. Irani’s compensation approved by the Compensation Committee in 2010 and a comparison of 2010 and 2009 compensation are set forth in the following tables:

Compensation Element	Range Of Value on Grant Date				Rationale
	Minimum	Grant Date Fair Value(1)	Maximum
Base Salary		$1,300,000
Dr. Irani's base salary is in the bottom of the range of peer company Chief Executive Officers(2), consistent with the Compensation Committee's emphasis on long-term and performance-based compensation. See page 17.

Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$1,500,000	$3,000,000
An annual EICP Award target of $2,500,000 was established with a performance range of 0 to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 17. The annual incentive target represents approximately 15% of his grant date fair value total compensation as shown in the middle column of this table and, when combined with base salary, is within the peer group range for salary and bonus(2). Actual payouts for both components are shown in the Summary Compensation Table on page 31(3).

Bonus (Discretionary Portion)	$0	$1,000,000	$2,000,000
Long-Term Incentive
Total Shareholder Return Incentive(4)	$0	$6,000,000	$20,000,000	(5)
The Compensation Committee set Dr. Irani's long-term incentive award value at a level that is consistent with peer company Chief Executive Officer awards. At all performance levels, total compensation value on the date of grant was in the range of values for Chief Executive Officers within Occidental's peer group(2,5). Long-term incentives are intended to represent over 75% of maximum potential total compensation(5). After reviewing peer group published data, company performance and Dr. Irani’s performance, the Compensation Committee determined that a maximum total long-term incentive opportunity of $25 million(5) on the grant date, split  between TSRIs (80%) and RSIs (20%), met the company’s objectives.

Restricted Stock Incentive(6)	$0	$5,000,000	$5,000,000	(5)
Retirement Plans		$659,466			Dr. Irani participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 26).
Other Compensation					Under the terms of his employment agreement, Dr. Irani received:
Life Insurance		$112,084			Life insurance premiums for coverage at a level of three times his highest career annual salary.
Personal Benefits		$918,793			Personal benefits for security services ($572,937) and financial planning ($345,856).
Total Compensation	$2,990,343	$16,490,343	$32,990,343

(1)
Long-Term Incentive values are shown at grant date fair values as described on the Grants of Plan Based Awards table on page 33.  Annual Bonus values are shown at target values.  All other values are shown at December 31, 2010 values.

(2)
References to peer group values are for the peer companies listed on page 14 and are based on 2009 published information available at the time compensation decisions were made, including the reported minimum, midpoint and maximum values for long-term incentive awards.

(3)
Payouts of the Discretionary Portion are based on the Compensation Committee’s subjective assessment of Dr. Irani’s accomplishments for the year, including the key performance areas for bonuses described on page 17.

(4)	TSRI award details are described on page 34.
(5)
Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.

(6)	RSI award details are described on page 34.

	Performance-Based Incentive Awards				Non-Performance-Based Compensation		Total Compensation Value
Year	Non-Equity Incentive Target	Return on Equity	Total Stockholder Return	Restricted Stock	Salary and Other	Bonus Target	Minimum	Grant Date Fair Value	Maximum
2010	$1,500,000	$0	$6,000,000	$5,000,000	$2,990,343	$1,000,000	$2,990,343	$16,490,343	$32,990,343
2009	$1,365,000	$22,500,000	$24,758,827	$0	$2,889,979	$910,000	$2,889,979	$52,423,806	$97,439,979

The table above compares the elements of Dr. Irani’s compensation approved in the last two years.  All performance-based awards, other than the Non-Equity Incentive, will be paid at the end of the performance period only if they are earned over three to seven years.  Performance-based awards are shown at the grant date fair values as described on the Grants of Plan-Based Awards table on page 33 and, for 2009, in the 2010 Proxy Statement.  Salary and Other includes the amounts shown in the “Salary”, “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation” columns of the Summary Compensation Table on page 31 and, for 2009, in the 2010 Proxy Statement.  Minimum value assumes zero payout for all performance-based compensation and for bonus.  Grant Date Fair Value values assume payout of bonus at target and the performance-based compensation at the grant date fair values.  Maximum values assume payout of bonus at the maximum and the performance-based compensation at maximum at the dollar value on the date of grant.

mr. chazen – Mr. Chazen has been the President and Chief Operating Officer of Occidental since August 2010 and will assume the role of Chief Executive Officer in May 2011.  Previously, he had been the President and Chief Financial Officer since 2007 and has been the Chief Financial Officer since 1999.  As President and Chief Operating Officer, Mr. Chazen is responsible for the domestic oil and gas operations; the worldwide oil and gas exploration function; corporate development, which includes implementing Occidental’s overall acquisition strategy; the midstream, marketing and other segment; and the chemical segment.  He is also responsible for the overall financial management of the company, as well as investor relations.

In setting the total compensation value for Mr. Chazen, the Compensation Committee considered:
•	Mr. Chazen’s successful implementation of Occidental’s strategy over a number of years as President and Chief Financial Officer.
•
The promotion of Mr. Chazen to President and Chief Operating Officer with greater operational accountabilities in preparation for future leadership responsibilities as President and Chief Executive Officer.

•	Mr. Chazen’s current responsibilities while anticipating his planned transition to President and Chief Executive Officer.

The components of Mr. Chazen’s compensation approved by the Compensation Committee in 2010 are set forth below:

Compensation Element	Range Of Value on Grant Date				Rationale
	Minimum	Grant Date Fair Value(1)	Maximum
Base Salary		$1,000,000			Mr. Chazen’s base salary was increased to $1,000,000, effective November 1, 2010, reflecting his increased operational responsibilities as President and Chief Operating Officer. See page 17.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$900,000	$1,800,000
An annual EICP Award target of $1,500,000 was established with a performance range of 0 to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 17.  The annual incentive target represents less than 15% of his grant date fair value total compensation as shown in the middle column of this table and, when combined with base salary, is within the peer group range for salary and bonus(2). Actual payouts for both components are shown in the Summary Compensation Table on page 31(3).

Bonus (Discretionary Portion)	$0	$600,000	$1,200,000
Long-Term Incentive
Total Shareholder Return Incentive(4)	$0	$4,800,000	$16,000,000	(5)
The Compensation Committee determined that Mr. Chazen’s long-term incentive value should be based on internal equity compared to the Chairman and Chief Executive Officer and determined that a maximum total long-term incentive opportunity of $20,000,000(5) on the grant date, equal to 80% of the amount for the Chairman and Chief Executive Officer, met the company’s objectives. This level is consistent with internal equity levels for the peer group companies.

Restricted Stock Incentive(6)	$0	$4,000,000	$4,000,000	(5)
Retirement Plans		$306,929			Mr. Chazen participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 26).
Other Compensation
Life Insurance		$11,748			All U.S. salaried employees receive coverage of two times their base salary.
Total Compensation	$1,318,677	$11,618,677	$24,318,677

(1)
Long-Term Incentive values are shown at grant date fair values as described on the Grants of Plan Based Awards table on page 33.  Annual Bonus values are shown at target values.  All other values are shown at December 31, 2010 values.

(2)
References to peer group values are for the peer companies listed on page 14 and are based on 2009 published information available at the time compensation decisions were made, including the reported minimum, midpoint and maximum values for long-term incentive awards.

(3)
Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Dr. Irani’s recommendation which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 17.

(4)	TSRI award details are described on page 34.
(5)
Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.

(6)	RSI award details are described on page 34.

mr. de brier – Mr. de Brier is Executive Vice President, General Counsel and Corporate Secretary.  As such, he is responsible for Occidental’s worldwide legal and compliance; health, environment and safety; and communications and public affairs functions.

The components of Mr. de Brier’s compensation approved by the Compensation Committee in 2010 are set forth below:

Compensation Element	Range Of Value on Grant Date				Rationale
	Minimum	Grant Date Fair Value(1)	Maximum
Base Salary		$495,900			As discussed on page 17, Mr. de Brier’s base salary was restored to $550,000, effective January 1, 2011.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$240,000	$480,000
An annual EICP Award target of $400,000 was established with a performance range of 0 to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 17.  Actual payouts for both components are shown in the Summary Compensation Table on page 31(2).

Bonus (Discretionary Portion)	$0	$160,000	$320,000
Long-Term Incentive
Total Shareholder Return Incentive(3)	$0	$1,920,000	$6,400,000	(4)
The Compensation Committee determined Mr. de Brier’s long-term incentive value based on a number of factors, including his individual performance, internal equity compared to other senior executives and a review of industry practices based on commercially available compensation surveys and other publicly available information.

Restricted Stock Incentive(5)	$0	$1,600,000	$1,600,000	(4)
Retirement Plans		$156,253			Mr. de Brier participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 26).
Other Compensation					Under the terms of his employment agreement, Mr. de Brier received:
Life Insurance		$57,291			Life insurance premiums for coverage at a level of three times his base salary.
Personal Benefits		$37,589			Personal benefits for security services, tax preparation and financial counseling, club dues and excess liability insurance.
Total Compensation	$747,033	$4,667,033	$9,547,033

(1)
Long-Term Incentive values are shown at grant date fair values as described on the Grants of Plan Based Awards table on page 33.  Annual Bonus values are shown at target values.  All other values are shown at December 31, 2010 values.

(2)
Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Dr. Irani’s recommendation which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 17.

(3)	TSRI award details are described on page 34.
(4)
Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.

(5)	RSI award details are described on page 34.

mr. lienert – Mr. Lienert has been Executive Vice President and Chief Financial Officer since August 2010 and prior to that was Executive Vice President – Finance and Planning since 2006.  As Executive Vice President and Chief Financial Officer, he is responsible for the tax, treasury and controller functions, as well as the information technology and supply chain functions.

The components of Mr. Lienert’s compensation approved by the Compensation Committee in 2010 are set forth below:

Compensation Element	Range Of Value on Grant Date				Rationale
	Minimum	Grant Date Fair Value(1)	Maximum
Base Salary		$400,500			Mr. Lienert’s base salary was restored, as discussed on page 17, and increased to $450,000, effective January 1, 2011, reflecting his increased responsibilities as Chief Financial Officer.
Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$210,000	$420,000
An annual EICP Award target of $350,000 was established with a performance range of 0 to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 17.  Actual payouts for both components are shown in the Summary Compensation Table on page 31(2).

Bonus (Discretionary Portion)	$0	$140,000	$280,000
Long-Term Incentive
Total Shareholder Return Incentive(3)	$0	$1,200,000	$4,000,000	(4)
The Compensation Committee determined Mr. Lienert’s long-term incentive value based on a number of factors, including his individual performance, internal equity compared to other senior executives and a review of industry practices based on commercially available compensation surveys and other publicly available information.

Restricted Stock Incentive(5)	$0	$1,000,000	$1,000,000	(4)
Retirement Plans		$129,750			Mr. Lienert participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 26).
Other Compensation
Life Insurance		$3,875			All U.S. salaried employees receive coverage at a level of two times their base salary.
Personal Benefits		$27,205			Mr. Lienert received personal benefits for tax preparation and financial counseling, club dues and excess liability insurance.
Total Compensation	$561,330	$3,111,330	$6,261,330

(1)
Long-Term Incentive values are shown at grant date fair values as described on the Grants of Plan Based Awards table on page 33.  Annual Bonus values are shown at target values.  All other values are shown at December 31, 2010 values.

(2)
Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Dr. Irani’s recommendation which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 17.

(3)	TSRI award details are described on page 34.
(4)
Values shown were calculated using Occidental’s common stock price on the grant date, and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.

(5)	RSI award details are described page 34.

mr. albrecht – Mr. Albrecht has been Vice President of Occidental and President, Oxy Oil and Gas, USA since 2008.  As such, Mr. Albrecht is responsible for oil and gas operations in the U.S.

The components of Mr. Albrecht’s compensation approved by the Compensation Committee in 2010 are set forth below:

Compensation Element	Range Of Value on Grant Date				Rationale
	Minimum	Grant Date Fair Value(1)	Maximum
Base Salary		$500,000
Base salaries are reviewed annually based on several factors including individual performance, internal equity and information from commercially available compensation surveys and other publicly available information.

Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$300,000	$600,000
An annual EICP Award target of $500,000 was established with a performance range of 0 to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 17.  Actual payouts for both components are shown in the Summary Compensation Table on page 31(2).

Bonus (Discretionary Portion)	$0	$200,000	$400,000
Long-Term Incentive
Total Shareholder Return Incentive(3)	$0	$1,680,000	$5,600,000	(4)
The Compensation Committee determined Mr. Albrecht’s long-term incentive value based on a number of factors including his individual performance, internal equity compared to other senior executives and a review of industry practices based on commercially available compensation surveys and other publicly available information.

Restricted Stock Incentive(5)	$0	$1,400,000	$1,400,000	(4)
Retirement Plans		$164,916			Mr. Albrecht participates in the company’s benefit plans on the same basis all U.S. salaried employees (see page 26).
Other Compensation
Life Insurance		$4,902			All U.S. salaried employees receive coverage at a level of two times their base salary.
Personal Benefits		$22,428			Mr. Albrecht received tax gross-ups related to spousal travel.
Total Compensation	$692,246	$4,272,246	$8,692,246

(1)
Long-Term Incentive values are shown at grant date fair values as described on the Grants of Plan Based Awards table on page 33.  Annual Bonus values are shown at target values.  All other values are shown at December 31, 2010 values.

(2)
Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Dr. Irani’s recommendation which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 17.

(3)	TSRI award details are described on page 34.
(4)
Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.

(5)	RSI award details are described on page 34.

mr. lowe – Mr. Lowe has been Vice President of Occidental since 2008 and President, Oxy Oil and Gas, International Production since 2009.  As such, Mr. Lowe is responsible for Occidental’s oil and gas operations other than those in the U.S. and for the oil and gas segment’s international business development and engineering operations.

The components of Mr. Lowe’s compensation approved by the Compensation Committee in 2010 are set forth below:

Compensation Element	Range Of Value on Grant Date				Rationale
	Minimum	Grant Date Fair Value(1)	Maximum
Base Salary		$460,000
Base salaries are reviewed annually based on several factors including individual performance, internal equity, and information from commercially available compensation surveys and other publicly available information. Based on this review, Mr. Lowe’s base salary was increased to $500,000, effective January 1, 2011.

Annual Incentive
Non-Equity Incentive (Performance-Based Portion)	$0	$276,000	$552,000
An annual EICP Award target of $460,000 was established with a performance range of 0 to 200%, allocated between a Non-Equity Incentive and a discretionary Bonus portion as described on page 17.  Actual payouts for both components are shown in the Summary Compensation Table on page 31(2).

Bonus (Discretionary Portion)	$0	$184,000	$368,000
Long-Term Incentive
Total Shareholder Return Incentive(3)	$0	$1,680,000	$5,600,000	(4)
The Compensation Committee determined Mr. Lowe’s long-term incentive value based on a number of factors, including his individual performance, internal equity compared to other senior executives and a review of industry practices based on commercially available compensation surveys and other publicly available information.

Restricted Stock Incentive(5)	$0	$1,400,000	$1,400,000	(4)
Retirement Plans		$159,060			Mr. Lowe participates in the company’s benefit plans on the same basis as all U.S. salaried employees (see page 26).
Other Compensation
Life Insurance		$4,489			All U.S. salaried employees receive coverage at a level of two times their base salary.
Personal Benefits		$17,015			Mr. Lowe received tax gross-ups related to spousal travel.
Total Compensation	$640,564	$4,180,564	$8,560,564

(1)
Long-Term Incentive values are shown at grant date fair values as described on the Grants of Plan Based Awards table on page 33.  Annual Bonus values are shown at target values.  All other values are shown at December 31, 2010 values.

(2)
Payouts of the Discretionary Portion are based on the Compensation Committee’s consideration of Dr. Irani’s recommendation which is based on a subjective assessment of the executive’s accomplishments for the year, including the key performance areas for bonuses described on page 17.

(3)	TSRI award details are described on page 34.
(4)
Values shown were calculated using Occidental’s common stock price on the grant date and the maximum number of share units that can be earned. Actual payout values will depend on the number of share units earned based on the level of achievement of performance measures and the stock price on the date of certification of the performance level achieved.

(5)	RSI award details are described page 34.

succession planning

The Board of Directors annually considers persons to succeed all of the company’s key executive officers and more than 50 other senior level positions at Occidental and its subsidiaries to assure that management of the company is not disrupted by changes in key management positions.  For each position, the review includes the background, training, qualities and other characteristics that would be desirable in candidates, as well as consideration of possible successors.  Possible successors include individuals in the same business group or function as well as individuals in other business groups and functions.  Consideration is also given to deliberate rotational moves which have proven to be an effective means to prepare highly capable employees for roles of increasing responsibility.  In cases where there is not a strong internal candidate, the succession plan identifies a candidate who could fill the position on an interim basis while an outside search is conducted for a permanent replacement.  In 2010, Dr. Irani led the review with respect to the successors to the executive officers other than himself, and the other executive officers as well as division and functional heads presented to the Board with respect to positions that report to them.  The effectiveness of this regular and thorough process is demonstrated by the smooth transitions that occurred with respect to the retirements of several named executive officers during the past three years.

With respect to the succession plan for the position of Chairman and Chief Executive Officer, in 2010 the Board discussed this issue both with the Chairman and Chief Executive Officer, and separately in executive sessions with no members of management present.  This process, coupled with discussions with stockholders and their representatives regarding succession resulted in the following significant announcements in 2010 consistent with the existing strategic succession plan:
•	In August 2010, Mr. Chazen was promoted to President and Chief Operating Officer and Mr. Lienert was appointed Chief Financial Officer.
•
In October 2010, the Board announced the implementation of its strategic succession plan effective at the May 2011 Annual Meeting of Stockholders, with Dr. Irani becoming full-time Executive Chairman through 2014 and Mr. Chazen becoming President and Chief Executive Officer.

participants in executive compensation process

The Compensation Committee obtains input, advice and information from management, investors and investor advisory groups and compensation consultants as part of the process of determining executive compensation.

Role of Management in Executive Compensation.  The Compensation Committee sets compensation for Occidental’s senior executives.  In 2010, Dr. Irani’s compensation was set only by the Compensation Committee.  Dr. Irani recommended compensation for Messrs. Chazen, Lienert, de Brier, Albrecht and Lowe to the Compensation Committee.  Dr. Irani and the Executive Vice President - Human Resources were present for a portion of each of the Compensation Committee meetings, but were not present when compensation decisions regarding Dr. Irani were discussed and made.  Mr. Chazen was present for a portion of certain meetings to provide the Compensation Committee information regarding Occidental’s financial and operating plans and results.  Mr. de Brier was present for a portion of certain meetings to discuss legal matters.  Management interacts with compensation consultants as necessary and prepares materials for each Compensation Committee meeting to assist the Compensation Committee in its consideration of executive compensation programs and policies and its administration of plans and programs.

Role of Investors and Stockholder Advisory Groups.  Occidental maintains an ongoing dialogue with its stockholders and certain stockholder advisory groups.  Occidental’s Lead Independent Director and the Chairman of the Compensation Committee participated in meetings with some of Occidental’s institutional investors in the summer and fall of 2010.  Discussions at the meetings included, among other things, succession planning and selection of performance targets and peer companies and other compensation practices.  Feedback obtained from the meetings was provided to the Compensation Committee and the full Board.  Comments from investor meetings have been taken into consideration in Occidental’s ongoing efforts to improve its compensation program and the quality of its compensation disclosures.

Role of Compensation Consultants.  In 2010, Occidental participated in compensation surveys conducted by Towers Watson, Frederic W. Cook & Co. and other compensation consultants in order to better understand general external compensation practices, including executive compensation.  From time to time, Occidental, through its executive compensation department or the Compensation Committee, will engage a consultant to provide advice on specific compensation issues.  The Board’s policy on retention of independent compensation consultants adopted in 2008 is set forth in Exhibit A under “Other Governance Measures.”

In 2010, the Compensation Committee retained Pearl Meyer & Partners, a leading independent compensation consulting firm, to advise on the company’s long-term incentive plan features, including the value delivered to executives, performance metrics utilized and peer group composition, executive compensation practices of peer companies and best practices in executive compensation.  Pearl Meyer & Partners was also retained to conduct an analysis of non-employee director compensation.  Pearl Meyer & Partners did not provide any other services to Occidental in 2010.  No other compensation consultant provided services to the Compensation Committee.

risk management of compensation policies and practices

While the executive compensation program has a high pay-at-risk profile, the Compensation Committee believes that the program does not encourage unnecessary or excessive risk-taking.  The Compensation Committee believes that the program, through a balanced set of performance metrics, enhances Occidental’s business performance by encouraging appropriate levels of risk-taking by executives.  The Compensation Committee believes that any potential risk that the executive compensation program could influence behavior that may be inconsistent with the overall interests of Occidental and its stockholders is mitigated by several factors:
•	Program elements that utilize both annual and longer-term performance periods, with the most substantial portion having terms of three years.
•	Transparent performance metrics that utilize absolute and relative measures which are readily ascertainable from public information.
•	External, not internal, performance metrics, such as TSR, are used for the substantial majority of the incentive awards.

•	Comparative nature of TSR performance measure neutralizes the potential impact that volatile world oil prices could otherwise have on the company’s TSR alone.
•	Payouts of long-term incentive awards are intended to be weighted more heavily toward stock than to cash.
•
Stringent share ownership guidelines for executives and the additional requirement that named executive officers retain at least 50% of net after-tax shares acquired through equity awards granted after 2008 for at least three years following vesting of such awards.  Dr. Irani is Occidental’s largest individual shareholder and Occidental holdings represent sizable portions of the personal net worths of Messrs. Chazen, de Brier, Lienert, Albrecht and Lowe.

•	Forfeiture provisions for unvested awards in the event of violations of Occidental’s Code of Business Conduct.

certification of previously granted performance stock awards

Performance Stock Awards (PSAs) – No future grants of PSAs are planned at this time.  Prior to 2008, a Performance Stock Award was granted effective January 1 of each year. The PSA is an equity award similar to a TSRI award except that (1) the payout was determined by reference to a matrix of possible results included in the award agreement, and (2) the amounts earned in excess of target were settled in cash. The PSAs for which the performance period ended on December 31, 2009 were certified for payment at the February 2010 Compensation Committee meeting.  Occidental ranked first out of the nine peer companies6 at December 31, 2009, and, as a result the payout was at the maximum level of 200 percent of the target number of shares for all of the participating named executive officers.  The payout amounts for those awards are included in the Options Exercised and Stock Vested table on page 37.

In February 2011, the Compensation Committee certified the total stockholder return calculations for the performance period from January 1, 2007, through December 31, 2010, in order to determine the payout for the PSAs granted in January 2007.  The values of these vested PSAs are not included in the Options Exercised and Stock Vested table on page 37 because certification and payout occurred in 2011.  Occidental ranked first out of the eight peer companies7 at December 31, 2010, and, as a result, the payout was at 200 percent for all of the participating named executive officers.  The number of equivalent shares earned by each of Dr. Irani and Messrs. Chazen, de Brier, Lienert and Lowe was 87,856, 29,492, 15,798, 10,568 and 2,418, respectively, of which the target share amount was settled in stock and the balance in cash.

Return on Equity Incentive Awards (ROEIs). – In July 2007, the Compensation Committee granted ROEIs to the then named executive officers.  The ROEIs were cash awards, which used cumulative return on equity (ROE) over a three-year period that ended June 30, 2010 as the performance measure.  At its May 2010 meeting, the Compensation Committee modified the payouts for Dr. Irani and Mr. Chazen to be made 50% in common stock and 50% in cash.  The ROEIs were certified for payment at the July 2010 Compensation Committee meeting.  Occidental’s cumulative ROE for the performance period was 56.5%, which exceeded the 54% cumulative ROE required for maximum payout.  As a result, the payout was at 200% for all of the participating named executive officers.  The amounts earned by Dr. Irani and Messrs. Chazen and de Brier were $58,500,000, $26,000,000 and $4,940,000, respectively.  Dr. Irani and Mr. Chazen received 50% in shares of common stock (356,403 and 158,401 shares, respectively) and 50% in cash.  A number of shares equal to the net after-tax shares received must be retained for at least three years.  Mr. de Brier received his amount in cash.  The stock and cash portions of the payouts are included in the Summary Compensation Table on page 31.

other compensation and benefits

Occidental does not have a defined benefit pension program that provides salaried employees a fixed monthly retirement payment.
•
Qualified Defined Contribution Plans – All salaried employees on the U.S. dollar payroll, including the named executive officers, are eligible to participate in one or more tax-qualified, defined contribution plans.  The defined contribution retirement plan, which provides for periodic contributions by Occidental based on annual cash compensation and age, up to certain levels pursuant to Internal Revenue Service (IRS) regulations, was implemented as a successor plan to the defined benefit pension plan that was terminated in 1983.  For 2010, the defined contribution 401(k) savings plan permitted employees to save a percentage of their annual salary up to the $245,000 limit set by IRS regulations, and the employee pre-tax contribution was limited to $16,500.  Employees may direct their contributions to a variety of investments. Occidental generally matches employee contributions with Occidental common stock on a dollar-for-dollar basis, in an amount up to 6 percent of the employee’s base salary.  The amounts contributed to the qualified plans on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 31.  As of December 31, 2010, the aggregate balances under the qualified plans were $6,442,935 for Dr. Irani, $1,785,095 for Mr. Chazen, $2,141,561 for Mr. Lienert, $2,900,349 for Mr. de Brier, $178,564 for Mr. Albrecht and $2,443,373 for Mr. Lowe.  The named executive officers are fully vested in their account balances under the qualified plans.

•
Nonqualified Defined Contribution Retirement Plan – Occidental’s nonqualified retirement plan is described on page 38.  The amounts contributed to the nonqualified retirement plan on behalf of the named executive officers are detailed under “All Other Compensation” in the Summary Compensation Table on page 31.  Company contributions, aggregate earnings and aggregate balances for the named executive officers in the nonqualified retirement plan are included in the Nonqualified Deferred Compensation table on page 38.

•
Nonqualified Deferred Compensation Plan – Occidental’s nonqualified deferred compensation plan is described on page 38. The amounts of salary and bonuses deferred by the named executive officers are included as compensation in the “Salary,” “Bonus” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table on page 31, as appropriate, in the year of deferral.  The above-market portion of the accrued interest on deferred amounts is reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table.

_____________________________________
6
The peer companies in addition to Occidental were:  Amerada Hess Corporation (now known as Hess Corporation), Anadarko Petroleum Corporation, Apache Corporation, Chevron Corporation, ConocoPhillips, Devon Energy Corporation, Exxon Mobil Corporation and Kerr-McGee Corporation (acquired by Anadarko Petroleum Corporation in 2006 and, so, removed from the peer group by the terms of the award).

7
The peer companies in addition to Occidental were: Anadarko Petroleum Corporation, Apache Corporation, Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation and Hess Corporation.

Contributions, aggregate earnings and aggregate balances for the named executive officers for the nonqualified deferred compensation plans are shown in the Nonqualified Deferred Compensation table on page 38.

•
Employment Agreements – Employment agreements may be offered to key executives for recruitment and retention purposes and to ensure the continuity and stability of management.  The employment agreements for Dr. Irani, Mr. Chazen and Mr. de Brier, the only named executive officers with employment agreements, are discussed under “Potential Payments Upon Termination or Change of Control” beginning on page 39.

•
Security – Personal security services, including home detection and alarm systems and personal security guards, are provided to certain executives to address perceived risks, at costs which are presented to the Compensation Committee.

•
Tax Preparation and Financial Planning – A select group of executives, including each of the named executive officers, is eligible to receive reimbursement for financial planning and investment advice, including legal advice related to tax and financial matters, and in Dr. Irani’s case, investment services.  Eligible executives are required to have their personal tax returns prepared by a tax professional qualified to practice before the Internal Revenue Service in order to ensure compliance with applicable tax laws.

•
Corporate Aircraft Use – Executives and directors may use corporate aircraft for personal travel, if space is available.  The named executive officers and directors reimburse Occidental for personal use of company aircraft, including any guests accompanying them, at not less than the standard industry fare level rate (which is determined in accordance with IRS regulations).

•
Insurance – Occidental offers a variety of health coverage options to all employees.  Senior executives participate in these plans on the same terms as other employees.  In addition, for all employees above a certain job level, Occidental pays for an annual physical examination.  The company provides all salaried employees with life insurance equal to twice the employee’s base salary.  For certain senior employees, Occidental increases that to three times base salary.  Occidental also provides senior executives with excess liability insurance coverage.

•	Other – Other benefits are included under “All Other Compensation” in the Summary Compensation Table on page 31.

stock ownership guidelines

Occidental has had minimum stock ownership guidelines for Occidental’s senior management since 1996. For more information and detail on Occidental’s stock ownership guidelines, see www.oxy.com.  As of February 28, 2011, all of the named executive officers held stock in excess of the guidelines.  Additionally, named executive officers are required to retain 50 percent of the net after-tax shares received pursuant to equity awards granted after 2008 for at least three years after the vesting date.

The target ownership requirements and the named executive officers’ compliance with the requirements are set forth in the table below.

EXECUTIVE STOCK OWNERSHIP GUIDELINES
Executive Ownership as of February 28, 2011
	Target Ownership Requirement		Actual Ownership
Name	Multiple of Base Salary	Multiple Expressed in Dollars	Multiple of Base Salary(1)	Value of Shares Held by Executive(2)
Ray R. Irani	10	$13,000,000	676	$879,007,810
Stephen I. Chazen	5	$5,000,000	254	$253,525,156
Donald P. de Brier	5	$2,750,000	150	$82,299,987
James M. Lienert	5	$2,250,000	44	$19,860,187
William E. Albrecht	5	$2,500,000	17	$8,284,349
Edward A. Lowe	5	$2,500,000	15	$7,525,386

(1)	The following forms of stock ownership are counted toward satisfaction of the guidelines:
•
Direct stock holdings, including shares held in a living trust or by a family partnership or corporation controlled by the officer unless the officer expressly disclaims beneficial ownership of such shares.

• Shares held in the Occidental Petroleum Corporation Savings Plan.
•
Outstanding long-term stock awards, including, without limitation, restricted stock awards, restricted stock units, performance stock awards and performance stock units, valued at target or midpoint performance level, as applicable.  Stock options and stock appreciation rights are not included.

(2)	Value is based on the closing price on the New York Stock Exchange of the Common Stock as of February 28, 2011, which was $101.97.

equity grant practices

The Compensation Committee grants equity awards at regularly scheduled meetings normally held the day before regularly scheduled Board meetings.  Board meeting dates are set in the prior year.  The grant date value of Occidental stock is based on the closing price on the New York Stock Exchange on the day the Compensation Committee grants equity awards.  As specifically authorized by the terms of the 2005 Long-Term Incentive Plan, the Compensation Committee has delegated to the Chairman and Chief Executive Officer the authority to grant awards in the event a new employee is hired between Compensation Committee meeting dates, and an equity award has been deemed to be an important element in persuading the employee to join Occidental.  In such cases, the award is generally made on the date the employee starts employment.  Any such award granted to an executive officer is subsequently reported to the Compensation Committee.

The Compensation Committee does not anticipate granting any additional options or stock appreciation rights to Occidental’s named executive officers at this time.  To the extent that any such awards are granted in the future, such grants would vest on a pro rata basis in the event of the grantee’s death; and, if such awards are performance-based, payout of any vested portion would continue to be subject to satisfaction of the performance objective.  Beginning in 2010, equity grants vest on a pro rata basis in the event of a change of control; and, in the case of TSRIs granted in 2010, vest at fifty percent of the maximum number of performance shares.

The 2005 Long-Term Incentive Plan provides that no individual may be granted awards under that Plan in excess of the specified Plan limits.  For purposes of applying the share limit, the target incentive value of awards, regardless of whether equity or cash awards, may be converted to a share unit equivalent.

consequences of misconduct

In 1997, Occidental’s Board of Directors adopted a Code of Business Conduct that prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country during the course of his or her employment.  The Audit Committee of the Board of Directors oversees compliance with the Code of Business Conduct and has put in place procedures, including a compliance hotline, to ensure that all violations or suspected violations of the Code of Business Conduct are reported promptly, without fear of retaliation.  In general, misconduct may have several consequences, including the following:
•
If a named executive officer were found to have violated the Code of Business Conduct, the officer would be subject to disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation.

•	Stock awards may be forfeited in whole or in part in the case of an employee’s termination for cause.
•
Beginning with the awards granted in 2008, awards for continuing employees may be forfeited in whole or in part for violations of the Code of Business Conduct or other provisions of the award agreement.

tax deductibility under section 162(m)

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, places a limit of $1 million on the amount of non-performance-based compensation that Occidental may deduct in any one year with respect to certain of its highest-paid executive officers, other than the Chief Financial Officer.  Certain qualified performance-based compensation is not subject to the deduction limit.  The TSRI and RSI awards, but not the EICP awards, granted in 2010 to executive officers subject to Section 162(m) are expected to be tax deductible.  Although tax consequences are considered in its compensation decisions, the Compensation Committee has not adopted a policy that all compensation must be deductible.  Rather, the Compensation Committee gives priority to the overall compensation objectives discussed above.

COMPENSATION COMMITTEE REPORT

The Executive Compensation and Human Resources Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis for the year ended December 31, 2010, including the Compensation Committee’s commitment to pay for performance and the decisions made by the Executive Compensation and Human Resources Committee that recognize the exceptional performance of Occidental under the leadership of Dr. Irani and the other named executive officers.  Based on these reviews and discussions, the Executive Compensation and Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2011 Annual Meeting of Stockholders.

Respectfully submitted,

THE EXECUTIVE COMPENSATION AND
HUMAN RESOURCES COMMITTEE

Spencer Abraham (Chair)
John S. Chalsty
Edward P. Djerejian
Avedick B. Poladian
Rodolfo Segovia
Rosemary Tomich

2010 PERFORMANCE HIGHLIGHTS

Occidental is the fourth-largest oil and gas company based in the U.S. measured by market capitalization of approximately $80 billion as of December 31, 2010.  The following graphs illustrate Occidental’s performance for 2008, 2009 and 2010 with respect to net income, return on equity (ROE), return on capital employed (ROCE), oil and natural gas production volumes, oil and natural gas proved reserves and employee recordable injury and illness rate.  See Occidental’s Annual Report on Form 10-K for the year ended December 31, 2010, for more information about these and other performance measures, the factors that affect Occidental’s results and risks associated with future performance.

2010 PERFORMANCE HIGHLIGHTS

The following table compares the yearly percentage change in Occidental’s cumulative total return on its common stock with the cumulative total return of the Standard & Poor’s 500 Stock Index (S&P 500) and with that of Occidental’s prior and current peer groups over the five-year period ended on December 31, 2010.  The table assumes that $100 was invested in Occidental common stock, in the stock of the companies in the S&P 500 and in each of the peer group portfolios, weighted by the market values of each of the companies included therein, and that all dividends were reinvested.

In 2010, Occidental revised its peer group beyond the nine companies (including Occidental) in the prior peer group to provide a broader comparison basis for Occidental’s results within the oil and gas industry.  Occidental’s prior peer group consisted of Anardarko Petroleum Corporation, Apache Corporation, BP p.l.c., Chevron Corporation, ConocoPhillips, Devon Energy Corporation, ExxonMobil Corporation, Royal Dutch Shell plc and Occidental.  Occidental’s current peer group consists of Anadarko Petroleum Corporation, Apache Corporation, Canadian Natural Resources Limited, Chevron Corporation, ConocoPhillips, Devon Energy Corporation, EOG Resources, Inc., ExxonMobil Corporation, Hess Corporation, Marathon Oil Corporation, Royal Dutch Shell plc and Occidental.

COMPARATIVE TOTAL RETURN
	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09	12/31/10
Occidental	$100	$124	$199	$158	$218	$268
Current Peer Group (1)	100	127	165	123	132	156
Prior Peer Group (1)	100	124	155	117	127	142
S&P 500	100	116	122	77	97	112

(1)	The total cumulative return of each peer group companies’ common stock includes the cumulative total return of Occidental’s common stock.

The information provided in this performance table and in the graphs on page 29 shall not be deemed "soliciting material" or "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934 (Exchange Act), other than as provided in Item 201 to Regulation S-K under the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent Occidental specifically requests that it be treated as soliciting material or specifically incorporates it by reference.

EXECUTIVE COMPENSATION TABLES

Set forth below are tables showing for Dr. Irani, Occidental’s principal executive officer, Mr. Chazen, Occidental’s principal financial officer until August 2010, Mr. Lienert, Occidental’s principal financial officer, and the three other highest-paid executive officers of Occidental serving as executive officers on December 31, 2010: (1) in summary form, the compensation attributed to such executives for 2010, 2009 and 2008, as applicable; (2) the equity and non-equity incentive awards granted to such executives in 2010; (3) the outstanding equity awards held by such executives as of December 31, 2010; (4) the options exercised by such executives and their stock awards vested during 2010; and (5) the required information related to the nonqualified deferred compensation plans for such executives.  The compensation tables should be read in conjunction with the Compensation Discussion and Analysis (see page 13), which explains Occidental’s compensation plans and philosophy and provides information about the compensation decisions made with respect to the named executive officers in 2010.

Explanation of Summary Compensation Table.  Due to applicable rules and regulations promulgated by the Securities and Exchange Commission, the Summary Compensation Table for a given year reflects (i) awards granted in that year that are payable in stock or based on a stock value, shown at the grant date fair value (which incorporates the value of Occidental’s stock as well as, if applicable, the estimated payout percentage as of the grant date); and (ii) cash or cash-based awards granted in prior years and paid out in the given year on the table.  Therefore, the Summary Compensation Table reflects awards granted in the given year and also includes payments made in connection with awards granted in prior years under prior compensation programs, which do not reflect the current compensation program.

SUMMARY COMPENSATION TABLE

The table below and the accompanying footnotes summarize the 2010, 2009 and 2008 compensation for the principal executive officer, principal financial officers and the three other highest-paid executives.

THE 2010 AMOUNTS IN THE TABLE BELOW INCLUDE PAYOUTS FOR AWARDS THAT WERE GRANTED IN 2007 UNDER THE PRIOR COMPENSATION PROGRAM, WHICH COMPRISE APPROXIMATELY 75%, 68% AND 50% OF THE TOTAL AMOUNTS SHOWN FOR DR. IRANI AND MESSRS. CHAZEN AND DE BRIER, RESPECTIVELY.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($)		Total ($)
Ray R. Irani, Chairman and Chief Executive Officer	2010	$1,191,667	$1,400,000	$40,250,000	(5)	$0	$31,575,000	(6)	$0	$1,690,343	(7)	$76,107,010	(8)
	2009	$1,170,000	$1,200,000	$24,758,827		$0	$2,552,550		$0	$1,719,979		$31,401,356
	2008	$1,300,000	$900,000	$15,747,997		$0	$2,730,000		$0	$1,849,627		$22,527,624
Stephen I. Chazen, President and Chief Operating Officer	2010	$766,667	$800,000	$21,800,000	(9)	$0	$14,395,000	(6)	$0	$318,677	(10)	$38,080,344	(8)
	2009	$720,000	$420,000	$11,003,956		$0	$1,032,240		$0	$309,269		$13,485,465
	2008	$800,000	$346,000	$6,999,161		$0	$1,104,000		$47,540	$353,252		$9,649,953
Donald P. de Brier, Executive Vice President, General Counsel and Secretary	2010	$495,900	$160,000	$3,520,000	(11)	$0	$5,312,000	(6)	$0	$251,133	(12)	$9,739,033	(8)
	2009	$495,900	$170,000	$2,200,850		$0	$432,755		$0	$253,178		$3,552,683
	2008	$551,000	$137,160	$1,399,832		$0	$462,840		$0	$255,266		$2,806,098
James M. Lienert, Executive Vice President and Chief Financial Officer	2010	$400,500	$140,000	$2,200,000	(13)	$0	$326,000		$185	$160,830	(14)	$3,227,515
William E. Albrecht, Vice President and President, Oxy Oil and Gas, USA	2010	$500,000	$200,000	$3,080,000	(15)	$0	$465,000		$0	$192,246	(16)	$4,437,246
	2009	$400,000	$220,000	$1,650,637		$0	$448,800		$0	$122,944		$2,842,381
Edward A. Lowe, Vice President and President, Oxy Oil and Gas, Int’l Production	2010	$460,000	$240,000	$3,080,000	(17)	$0	$428,000		$0	$180,564	(18)	$4,388,564

(1)	The amounts shown represent the discretionary portion of the executive’s annual Executive Incentive Compensation Plan award.
(2)
Awards that are payable in stock or based on stock value are stated at the grant date fair value, which incorporates the value of Occidental’s stock as well as the estimated payout percentage as of the grant date.  See Note 12 to Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2010 regarding assumptions underlying valuation of equity awards.  The 2010 amounts for Dr. Irani and Mr. Chazen include the value of the stock portion of the payout of the ROEI award that was granted in 2007 and paid in 2010.  The award was initially granted as a cash award and then modified by the Compensation Committee for the amount earned to be paid to Dr. Irani and Mr. Chazen 50% in shares of common stock and 50% in cash.   For information on the payment of the 2007 ROEI awards, see page 26.

(3)
The amounts represent the performance-based portion of the executive’s annual Executive Incentive Compensation Plan award and, for 2010, the cash portion of the payout of the ROEI award that was granted in 2007 and paid in 2010 for Dr. Irani and Messrs. Chazen and de Brier.  The payout related to the EICP was determined based on Occidental’s attainment of specified earnings per share targets.  For information on the payment of these awards, see "Compensation Discussion and Analysis" on page 13.

(4)
The amounts represent the above-market portion of interest the executives earned during the year on their nonqualified deferred compensation balances (see page 26 for a description of the nonqualified deferred compensation plan).

(5)
The amount shown includes $29,250,000 attributable to the stock portion of the payout of the 2007 ROEI award.  For information on the payment of the 2007 ROEI awards, see page 26.  The amount shown also includes the grant date fair values of the 2010 TSRI and RSI awards.  The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 237,277 shares which, using $84.29, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $20 million.

(6)
The amount shown includes the cash portion of the payout of the ROEI award that was granted in 2007 and paid in 2010 (Dr. Irani - $29,250,000; Mr. Chazen - $13,000,000; and Mr. de Brier - $4,940,000).  For information on the payment of the 2007 ROEI awards, see page 26.  The balance in each case is the performance-based portion of the annual EICP award.

(7)
The amount includes $14,700 credited pursuant to the Occidental Petroleum Corporation Savings Plan (the “Savings Plan”); $644,766 credited pursuant to the Occidental Petroleum Corporation Supplemental Retirement Plan II (the “Supplemental Retirement Plan II”) described on page 38; $112,084 for life insurance premiums; and $918,793 in the aggregate for personal benefits.  Personal benefits include security services ($572,937) and tax preparation and financial planning services ($345,856).

(8)	The amount shown includes the total payout of the ROEI award that was granted in 2007 and paid in 2010 (Dr. Irani - $58,500,000; Mr. Chazen - $26,000,000; and Mr. de Brier - $4,940,000).
(9)
The amount shown includes $13,000,000 attributable to the stock portion of the payout of the 2007 ROEI award.  For information on the payment of the 2007 ROEI awards, see page 26.  The amount shown also includes the grant date fair values of the 2010 TSRI and RSI awards.   The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 189,821 shares which, using $84.29, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $16 million.

(10)	The amount includes $14,700 credited pursuant to the Savings Plan; $292,229 credited pursuant to the Supplemental Retirement Plan II; and $11,748 for life insurance premiums.
(11)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 75,929 shares which, using $84.29, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $6.4 million.

(12)
The amount includes $14,700 credited pursuant to the Savings Plan; $141,553 credited pursuant to the Supplemental Retirement Plan II; $57,291 for life insurance premiums; and $37,589 in the aggregate for personal benefits.  Personal benefits include security services; tax preparation and financial counseling; club dues; and excess liability insurance.

(13)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 47,456 shares which, using $84.29, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $4 million.

(14)
The amount includes $14,700 credited pursuant to the Savings Plan; $115,050 credited pursuant to the Supplemental Retirement Plan II; and $3,875 for life insurance premiums; and $27,205 in the aggregate for personal benefits.  Personal benefits include tax preparation and financial counseling; club dues; and excess liability insurance.

(15)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 66,438 shares which, using $84.29, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $5.6 million.

(16)
The amount includes $14,700 credited pursuant to the Savings Plan; $150,216 credited pursuant to the Supplemental Retirement Plan II; $22,428 in tax gross-ups related to the amounts paid by Occidental for spousal travel; and $4,902 for life insurance premiums

(17)
The maximum number of Occidental stock and share equivalents that can be issued under the TSRI award is 66,438 shares which, using $84.29, the closing price of Occidental common stock on the New York Stock Exchange on the grant date, would have a value of approximately $5.6 million.

(18)
The amount includes $14,700 credited pursuant to the Savings Plan; $144,360 credited pursuant to the Supplemental Retirement Plan II; $17,015 in tax gross-ups related to the amounts paid by Occidental for spousal travel; and $4,489 for life insurance premiums.

GRANTS OF PLAN-BASED AWARDS

The table below summarizes the plan-based awards granted by the Compensation Committee to the named executive officers in 2010:  Executive Incentive Compensation Plan (Non-Equity Incentive Portion) — EICP,  Total Shareholder Return Incentive Awards — TSRI, Restricted Stock Incentive Awards — RSI.  Immediately following the table is a summary of key terms of the award agreements.

For additional information on the performance objectives and determination of threshold, target or midpoint, as applicable, and maximum payouts for these awards, see Compensation Discussion and Analysis beginning on page 13.  For the actual amounts earned under the EICP awards, see the Summary Compensation Table on page 31.

The equity incentive awards listed below are the only stock awards granted to the named executive officers in 2010.  No option awards or non-performance-based stock awards were granted in 2010.

Grants of Plan-Based Awards
Name/ Type of Grant		Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards Number of Shares or Units (# Shares)	All Other Option Awards: Number of Securities Underlying ptions (# Shares)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold $	Target $	Maximum $	Threshold # Shares	Target # Shares	Maximum # Shares
Ray R. Irani
EICP	(1)		$25,000	$1,500,000	$3,000,000
TSRI	(2)	10/13/10				23,728	94,911	237,277				$6,000,000
RSI	(3)	10/13/10					59,320					$5,000,000
Stephen I. Chazen
EICP	(1)		$15,000	$900,000	$1,800,000
TSRI	(2)	10/13/10				18,982	75,929	189,821				$4,800,000
RSI	(3)	10/13/10					47,456					$4,000,000
Donald P. de Brier
EICP	(1)		$4,000	$240,000	$480,000
TSRI	(2)	10/13/10				7,593	30,372	75,929				$1,920,000
RSI	(3)	10/13/10					18,983					$1,600,000
James M. Lienert
EICP	(1)		$3,500	$210,000	$420,000
TSRI	(2)	10/13/10				4,746	18,983	47,456				$1,200,000
RSI	(3)	10/13/10					11,864					$1,000,000
William E. Albrecht
EICP	(1)		$5,000	$300,000	$600,000
TSRI	(2)	10/13/10				6,644	26,576	66,438				$1,680,000
RSI	(3)	10/13/10					16,610					$1,400,000
Edward A. Lowe
EICP	(1)		$4,600	$276,000	$552,000
TSRI	(2)	10/13/10				6,644	26,576	66,438				$1,680,000
RSI	(3)	10/13/10					16,610					$1,400,000

(1)	Payout at threshold assumes EPS of $4.51.
(2)
Actual payout may range from 0 to the maximum number of performance share units.  Awards will be paid out 50 percent in stock and 50 percent in cash in an amount equal to the product of the number of performance share units earned and the closing price of the common stock on the New York Stock Exchange on the date of certification of the attainment of the performance goals.  The target shares represent the mid-point performance level (Occidental’s rank of six out of twelve peer companies), resulting in a payout of 40% of the maximum.  Threshold shares represent Occidental’s rank of nine out of twelve peer companies, resulting in a payout of 10% of the maximum.  The estimated fair value of the TSR at the grant date is based on the projected ranking at the grant date for Occidental of seventh out of twelve peer companies for a payout of 30% of the maximum.  See Note 12 to Consolidated Financial Statements in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2010, regarding assumptions underlying valuation of equity awards.

(3)
Dollar value shown represents the estimated grant date fair value of the full number of shares granted which become non-forfeitable on the later of October 12, 2013, through which date the executive must remain employed by the company, and the date the Compensation Committee certifies the achievement of the performance goal, which must be met no later than September 30, 2017.  The RSI award does not have threshold to maximum payout ranges.

Summary of Award Terms
	Executive Incentive Compensation Plan (Non-Equity Incentive Portion)	Total Shareholder Return Incentive Awards	Restricted Stock Incentive Awards
PERFORMANCE MEASURE	Earnings per Share	Total Stockholder Return	Cumulative Net Income
PERFORMANCE PERIOD	1 year	3 years (1)	3 – 7 years
FORM OF PAYMENT	Cash	Stock/Cash (2)	Stock
FORFEITURE PROVISIONS	The Chief Executive Officer may determine eligibility for target awards and any payout to participants who exit employment during the Plan year.
If the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental during the performance period, then the grantee will forfeit a pro rata portion of the payout based on the days remaining in the performance period after the termination event.

If the grantee fails to comply with any provision of Occidental’s Code of Business Conduct or any provision of the grant agreement, the company may reduce the award.

Shares of stock will become non-forfeitable on the later of October 12, 2013 and the certification by the Compensation Committee of the achievement of reported Cumulative Net Income of $10 billion for the period beginning with October 1, 2010.  The Cumulative Net Income threshold must be reached by September 30, 2017, or the shares will be forfeited in their entirety.

If the grantee dies, becomes disabled, retires or is terminated for the convenience of Occidental prior to October 12, 2013, then the grantee will forfeit a pro rata portion of the shares based on the days remaining until October 12, 2013 after the termination event.

If the grantee fails to comply with any provision of Occidental’s Code of Business Conduct or any provision of the grant agreement, the company may reduce the award.

CHANGE IN CONTROL	The Plan may be amended as a result of acquisition, divestiture or merger with Occidental.
In the event of a Change in   Control(3) during the performance period, the grantee's right to receive payment for fifty percent of the number of performance shares, payable fifty percent in stock and fifty percent in cash, becomes non-forfeitable.

In the event of a Change in Control(3) prior to October 12, 2013, a pro rata portion of the shares based on the days elapsed from the grant date to the Change in Control will become non-forfeitable.  The remaining shares will be forfeited.

In the event of a Change in Control after October 12, 2013, but prior to certification of the performance threshold, the shares of stock will become non-forfeitable.

ADDITIONAL HOLDING REQUIREMENT FOR STOCK		50% of net after-tax shares required to be retained for 3 years after vesting.	50% of net after-tax shares required to be retained for 3 years after vesting.

(1)	Performance period begins on award grant date and ends on the day before the third anniversary of the grant date.
(2)
Fifty percent of the performance shares earned will be paid out in cash in an amount equal to the closing price of the common stock on the New York Stock Exchange on the date when attainment of the performance goals is certified multiplied by such number of performance shares, and the balance will be paid in shares of common stock.  Dividend equivalents are paid following certification of the attainment of the performance goal, adjusted to reflect the same payment percentage used to determine the payment of the performance shares.

(3)
A Change in Control Event under the 2005 Long-Term Incentive Plan generally includes a 20 percent or more change in ownership, certain changes in a majority of the Board, certain mergers or consolidations, sale of substantially all of Occidental’s assets or stockholder approval of a liquidation of Occidental.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

The table below sets forth the outstanding equity awards held by the named executive officers as of December 31, 2010, including Restricted Stock Incentives (RSI), Performance Stock Awards (PSA), Total Stockholder Return Incentives (TSRI), Long-Term Incentives (LTI), and options.

The following factors apply to the table:
•	Values shown in the far right column represent the maximum number of share units that can be earned, calculated at $98.10, the closing stock price on December 31, 2010.
•
However, the actual payout values of these awards will depend upon the actual number of share units earned over their three to seven-year performance periods and the actual stock price on the payout date.

•
When reviewing this table in conjunction with the Summary Compensation Table on page 31, please note that the 2008 - 2010 awards presented below are also included in the Summary Compensation Table, but the values below differ in that the "Stock Award" column of the Summary Compensation Table shows grant date fair values.

Outstanding Equity Awards at December 31, 2010
		Option Awards				Stock Awards
Name / Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Ray R. Irani
RSI	10/13/10									59,320	(2)	$5,819,292	(2)
PSA	1/1/07									87,856	(3)	$8,618,674	(3)
TSRI	7/18/07									381,480	(4,5)	$37,423,188	(4)
TSRI	7/16/08									306,819	(4,6)	$30,098,944	(4)
TSRI	7/15/09									674,260	(4,7)	$66,144,906	(4)
TSRI	10/13/10									237,277	(4,8)	$23,276,874	(4)
Stephen I. Chazen
RSI	10/13/10									47,456	(2)	$4,655,434	(2)
PSA	1/1/07									29,492	(3)	$2,893,165	(3)
TSRI	7/18/07									169,547	(4,5)	$16,632,561	(4)
TSRI	7/16/08									136,365	(4,6)	$13,377,407	(4)
TSRI	7/15/09									299,672	(4,7)	$29,397,823	(4)
TSRI	10/13/10									189,821	(4,8)	$18,621,440	(4)
Donald P. de Brier
RSI	10/13/10									18,983	(2)	$1,862,232	(2)
PSA	1/1/07									15,798	(3)	$1,549,784	(3)
TSRI	7/18/07									32,214	(4,5)	$3,160,193	(4)
TSRI	7/16/08									27,273	(4,6)	$2,675,481	(4)
TSRI	7/15/09									59,936	(4,7)	$5,879,722	(4)
TSRI	10/13/10									75,929	(4,8)	$7,448,635	(4)
James M. Lienert
LTI	7/16/08					2,597	(9)	$254,766	(9)
RSI	10/13/10									11,864	(2)	$1,163,858	(2)
PSA	1/1/07									10,568	(3)	$1,036,721	(3)
TSRI	7/18/07									17,441	(4,5)	$1,710,962	(4)
TSRI	7/16/08									11,690	(4,6)	$1,146,789	(4)
TSRI	7/15/09									26,972	(4,7)	$2,645,953	(4)
TSRI	10/13/10									47,456	(4,8)	$4,655,434	(4)

William E. Albrecht
RSI	10/13/10								16,610	(2)	$1,629,441	(2)
TSRI	7/16/08								13,637	(4,6)	$1,337,790	(4)
TSRI	7/15/09								44,952	(4,7)	$4,409,791	(4)
TSRI	10/13/10								66,438	(4,8)	$6,517,568	(4)
Edward A. Lowe
Options	7/16/03	500	$15.565	7/16/13
LTI	7/16/08				1,731	(9)	$169,811	(9)
RSI	10/13/10								16,610	(2)	$1,629,441	(2)
PSA	1/1/07								2,418	(3)	$237,206	(3)
TSRI	7/15/09								37,460	(4,7)	$3,674,826	(4)
TSRI	10/13/10								66,438	(4,8)	$6,517,568	(4)

(1)
The amounts shown represent the product of the number of shares or units shown in the column immediately to the left and the closing price on December 31, 2010 of Occidental common stock as reported in the NYSE Composite Transactions, which was $98.10.

(2)
The shares are forfeitable until the later of October 12, 2013 and the certification by the Compensation Committee that the achievement of the performance threshold is met no later than September 30, 2017.

(3)
Payout for all PSAs depends upon the ranking of Occidental’s Total Stockholder Return compared to the peer companies specified in the award agreement.  The performance period for the PSAs ended December 31, 2010.  Payout of the PSA at the number of shares shown (200 percent of target for all of the named executives) was certified at the February 2011 meeting of the Compensation Committee.  See Compensation Discussion and Analysis on page 13.

(4)
Payout value as shown assumes maximum payout.  However, the ultimate payout may be significantly less than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental stock at payout.

(5)	The performance period for the TSRI ends July 17, 2011.
(6)	The performance period for the TSRI ends July 15, 2012.
(7)	The performance period for the TSRI ends July 14, 2013.
(8)	The performance period for the TSRI ends October 12, 2013.
(9)
The Long-Term Incentive (LTI) Award is an equity-based incentive, earned and paid over a three-year term.  The grantee is awarded a number of units each of which is equal to the value of one share of Occidental common stock.  On each anniversary date of the grant, the grantee receives a cash payment equal to the number of units vested multiplied by the closing price on the New York Stock Exchange of one share of Occidental common stock.  During the term that the award is outstanding, the grantee receives dividend equivalents on the LTI units.  The vesting period for the LTI ends July 15, 2011.

OPTION EXERCISES AND STOCK VESTED IN 2010

The following table summarizes, for the named executive officers, the options exercised and the stock awards vested during 2010, including Performance Stock Awards for which the performance period ended December 31, 2010, but which were not eligible for payment until certification by the Compensation Committee in 2011.  The amounts reported as value realized are shown on a before-tax basis.  The actual number of shares received upon exercise of options by the named executive officers is less than the number of options exercised, because of the deduction of the exercise price and withholding for taxes, and because certain stock appreciation rights settled in cash rather than shares.  Each of the option and stock appreciation rights awards was issued between 2003 and 2006 at an exercise price, which was the closing price of Occidental’s common stock on the New York Stock Exchange on the applicable grant date.  Therefore, the value realized on exercise reflects in its entirety the significant appreciation in the price of Occidental’s common stock from the option grant date to the date of exercise.

The stock awards that vested in 2010 were issued to the named executive officers between 2005 and 2007.  During the period from 2005 through 2010, Occidental’s total market capitalization increased from approximately $32.1 billion to $80 billion.  The value realized on vesting includes the appreciation in Occidental’s common stock price after the dates when the stock awards were granted.  Occidental’s common stock price increased from $41.67 on December 5, 2005 to $98.10 on December 31, 2010.

Previously Granted Vested Option Awards Exercised and Previously Granted Stock Awards Vested in 2010
	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Ray R. Irani	0	$0		138,212	$11,245,619
Stephen I. Chazen	0	$0		47,256	$3,853,918
Donald P. de Brier	565,946	$26,826,522	(3)	21,716	$1,734,357
James M. Lienert	0	$0		13,348	$1,046,350
William E. Albrecht	0	$0		3,000	$260,940
Edward A. Lowe	0	$0		2,244	$175,907

(1)
The amount represents the difference between the closing price of the common stock on the New York Stock Exchange on the exercise date and the option exercise price multiplied by the number of shares exercised.

(2)
The amount represents the product of the number of shares vested and the closing price of the common stock on the New York Stock Exchange on the vesting date.  The following table shows the number of shares of each type of award that vested:

Name	Number of Shares of Performance Stock Awards(a)	Number of Shares of Restricted Stock Units
Ray R. Irani	107,412	30,800
Stephen I. Chazen	36,056	11,200
Donald P. de Brier	19,316	2,400
James M. Lienert	13,348	0
William E. Albrecht	0	3,000
Edward A. Lowe	2,244	0

(a)	Payout is split fifty percent in stock and fifty percent in cash.

(3)
The Options and Stock Appreciation Rights exercised were granted in 2003, 2004, 2005 and 2006 with exercise prices of $15.565, $24.66, $40.805 and $50.445 per share, respectively.  Includes $12,523,090, which represents the value of shares canceled to satisfy taxes.

NONQUALIFIED DEFERRED COMPENSATION

nonqualified defined contribution retirement plan

Substantially all employees whose participation in Occidental’s qualified defined contribution retirement and savings plans is limited by applicable tax laws are eligible to participate in Occidental’s nonqualified defined contribution retirement plan, which provides additional retirement benefits outside of those limitations.
•
Annual plan allocations for each participant restore the amounts that would have accrued for salary, bonus and non-equity incentive compensation under the qualified plans, but for the tax law limitations.

•	Account balances are fully vested after three years of service and are payable following separation from service, or upon attainment of a specified age elected by the participant, as described below.
•
Interest on nonqualified retirement plan accounts is allocated monthly to each participant’s account, based on the opening balance of the account in each monthly processing period.  The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the processing month plus 2 percent, converted to a monthly allocation factor.

In order to provide greater financial planning flexibility to participants while not increasing costs under the plan, the Supplemental Retirement Plan II (SRP II) allows in-service distribution of a participant’s account at a specified age, but not earlier than age 60, as elected by the participant when they initially participate in the plan.

Dr. Irani and Messrs. Chazen and de Brier made specified age elections such that their SRP II accounts, shown below, were distributed in February 2010. After a participant receives a specified age distribution, future allocations under the SRP II and earnings on those allocations will be distributed in the first 70 days of each following year.

nonqualified deferred compensation plan
•	Under the Modified Deferred Compensation Plan, the maximum amount that may be deferred for any one year is limited to $75,000.
•	A participant’s overall plan balance must be less than $1 million at the end of any given year to enable a participant to defer compensation for the subsequent year.
•
Deferred amounts earn interest at a rate equal to the five-year U.S. Treasury Note rate plus 2 percent, except for amounts deferred prior to 1994, which will continue to earn interest at a minimum interest rate of 8 percent.

The following table sets forth for 2010 the contributions, earnings, withdrawals and balances under Supplemental Retirement Plan II – SRP II and Modified Deferred Compensation Plan – MDCP in which the named executive officers participate.  Each of the executive officers is fully vested in his aggregate balances shown below.  The footnotes provide information about other amounts that were reported as earned in the Summary Compensation Table on page 31 for 2010 and prior years.

Nonqualified Deferred Compensation
Name	Plan	Executive Contributions in 2010 ($) (1)	Occidental Contributions in 2010 ($)	Aggregate Earnings in 2010 ($)	Aggregate Withdrawals/ Distributions in 2010 ($)		Aggregate Balance at 12/31/10 ($)
Ray R. Irani (2)	SRP II	$0	$644,766	$19,604	$148,415	(8)	$657,027
Stephen I. Chazen (3)	SRP II	$0	$292,229	$8,533	$85,374	(8)	$296,265
	MDCP	$0	$0	$64,467	$0		$1,709,722
Donald P. de Brier (4)	SRP II	$0	$141,553	$3,964	$53,980	(8)	$142,437
James M. Lienert (5)	SRP II	$0	$115,050	$38,735	$0		$1,058,511
	MDCP	$0	$0	$117,269	$0		$3,099,441
William E. Albrecht (6)	SRP II	$0	$150,216	$10,424	$0		$320,411
Edward A. Lowe (7)	SRP II	$0	$144,360	$18,542	$0		$530,678
	MDCP	$75,000	$0	$22,396	$0		$606,817

(1)	No employee contributions are permitted to the SRP II.
(2)	Occidental’s 2010 contribution to the SRP II of $644,766 is reported elsewhere in this proxy statement.
(3)	Occidental’s 2010 contribution to the SRP II of $292,229 is reported elsewhere in this proxy statement.
(4)	Occidental’s 2010 contribution to the SRP II of $141,553 is reported elsewhere in this proxy statement.
(5)	Occidental’s 2010 contribution to the SRP II of $115,050 is reported elsewhere in this proxy statement.
(6)	Occidental’s 2010 contribution to the SRP II of $150,216 is reported elsewhere in this proxy statement.
(7)	Occidental’s 2010 contribution to the SRP II of $144,360 is reported elsewhere in this proxy statement.
(8)	Distribution made in February 2010 in accordance with the specified age elections described under Nonqualified Defined Contribution Retirement Plan above.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

change of control

Occidental’s Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive which exceed 2.99 times his or her salary plus non-equity incentive pay unless the grant of such benefits is approved by a vote of the corporation’s stockholders or the obligation with respect to such benefit pre-dated adoption of the Policy.  The Golden Parachute Policy was approved by Occidental’s stockholders.  The complete Golden Parachute Policy is available at www.oxy.com.

The 2005 Long-Term Incentive Plan has provisions that, in the event of a change of control of Occidental, require the outstanding awards, including stock options, granted under such plans to become fully vested and exercisable unless the Plan Administrator determines, prior to the occurrence of the event, that benefits will not accelerate.  This plan was approved by Occidental’s stockholders.

Except as described below under “Potential Payments Upon Termination,” Occidental does not have any other agreements or plans that will require it to provide compensation to named executive officers in the event of a termination of employment or a change of control.

potential payments upon termination

In the discussion that follows, payments and other benefits payable upon various terminations and change of control situations are set out as if the conditions for payments had occurred and the terminations took place on December 31, 2010 and reflect the terms of applicable employment agreements and long-term incentive award agreements.  The amounts set forth below are estimates of the amounts which would be paid out to each named executive officer upon his termination.  The “Maximum Payout” is the maximum amount, including incentive awards and certain benefits, that could have been payable in the event of a change of control situation with termination of employment.  The actual amounts to be paid out can be determined only at the time of such named executive officer’s separation from Occidental.  The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect, among other things, the timing of payments and distributions.

The following payments and benefits, which are potentially available to all full-time salaried employees when their employment terminates, are not included in the amounts shown below:
•	Amounts vested under the Qualified Plans (see page 26 for the named executive officers’ balances as of year end).
•	Amounts vested under the Nonqualified Deferred Compensation arrangements (see page 38 for the named executive officers’ balances as of year-end).
•
Bonus and non-equity incentive compensation (collectively, “bonus”) under the Executive Incentive Compensation Plan that is earned as of year-end.  Any Plan participant who leaves on or after that date for any reason is entitled to such amounts when payment is made in the first quarter of the following year.  The amounts that were earned in 2010 by the named executive officers are included in the Summary Compensation Table on page 31.

•	Equity awards for which the performance period was completed at year-end. Equity awards with performance periods that ended on December 31, 2010 were certified for payout in the first quarter of 2011.
•
Short-term disability benefits.  During any period of disability, all salaried employees are eligible for six months of continued salary at half pay, full pay or a combination thereof, depending on years of service.

•
Long-term disability benefits.  Occidental provides a Long-Term Disability Plan, which makes third-party disability insurance coverage available to all salaried employees.  Premiums are paid through salary deductions by the employees who elect to participate.

•
Medical benefits are available to all eligible employees during periods of disability at the same premium rates as active employees.  Following termination of employment, other than for cause, medical benefits are available pursuant to the requirements of the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for up to 18 months at premium rates equal to 102 percent of the full cost of coverage.  Retiree medical coverage is available if the employee satisfies the eligibility requirements.  Premiums paid by retirees depend on age and years of service.

dr. irani. Potential payments to Dr. Irani are governed by his amended and restated employment agreement dated October 9, 2008 which is for a term expiring on the earlier of Occidental’s 2015 Annual Meeting of Stockholders or May 30, 2015.  The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2010:
•	Retirement with the Consent of Occidental. If Dr. Irani had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards payable at the end of the performance period subject to attainment of performance goals:
○ TSRI shares reduced on a pro rata basis as of the termination date — $46,705,312 (1)
○ ROEI target incentive amount reduced on a pro rata basis as of the termination date — $35,685,598 (2)
○ RSI shares reduced on a pro rata basis as of the termination date — $424,773 (3)
	2.	Unused vacation pay (one-time lump-sum payment of $650,000);
	3.	Life insurance coverage of $5,700,000 for the remainder of his life — current annual premium of $112,084;
	4.	Comparable medical and dental benefits for Dr. Irani and his spouse to those provided to all eligible salaried employees; and
5.
The personal benefits he is entitled to receive under his current employment agreement.  These include security services ($460,000), tax preparation and financial planning services ($420,000), administrative assistance, certain travel benefits and club dues, for life, having a total estimated annual cost of $1,200,000.  Under his employment agreement, following retirement or termination from employment, he is also entitled to be made whole for those benefits (estimated at $800,000 annually).

•
Payments in the Event of Disability.  Dr. Irani may be terminated if he is disabled for an aggregate of six months in any 18-month period.  If Occidental had terminated him for disability, he would have been entitled to receive:

	1.	A lump sum payment equal to three times his highest annual salary and bonus ($16,770,000); and
	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Dr. Irani’s death, his beneficiaries would have been entitled to receive:
	1.	Proceeds in the amount of approximately $5.7 million from life insurance policies for which premiums are disclosed above under “Retirement with the Consent of Occidental;”
	2.	Proceeds in the amount of $7.6 million from insurance policies purchased under a 1994 split-dollar arrangement. Occidental has the right to receive any proceeds in excess of the death benefit; and
	3.	The payments and benefits disclosed in items 1, 2 and 4 under “Retirement with the Consent of Occidental.”
•	Termination by Occidental. If Occidental had terminated Dr. Irani for any reason other than retirement or death, Dr. Irani would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental,” and the payment under item 1 of “Payments in the Event of Disability.”
•
Termination by Dr. Irani.  Dr. Irani may terminate his agreement in the event of a material breach by Occidental, which is not cured within 15 days of notice of the breach.  If Dr. Irani had terminated the agreement, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Termination by Occidental.”
•	Change of Control. Had a change of control occurred, Dr. Irani would have been entitled to receive:
1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that certain performance awards would have vested fully at target or at 50% of the maximum, as applicable, and the right to receive the amounts in excess of those amounts would have been forfeited.  Such vesting would increase the values shown under “Retirement with the Consent of Occidental” by:

○ TSRIs — $43,020,382 (4)
○ ROEIs — $16,064,402 (5)
	2.	A tax gross-up for all effects of any excise and other taxes payable by Dr. Irani by reason of the change of control ($0); and
3.
If the change of control resulted in a material breach of his agreement that was not cured within 15 days of notice of the breach, Dr. Irani would have been entitled to receive the other payments and benefits disclosed in items 2, 3, 4 and 5 under “Retirement with the Consent of Occidental” and in item 1 under “Payments in the Event of Disability.”

•
Maximum Payout.  The maximum payable to Dr. Irani under any of the scenarios was $159,320,467 (representing cash and equity payments) and $2,112,084 (representing the estimated value per year for continuation of other benefits) which would have occurred in the Change of Control situation followed by a material breach of his employment agreement.

mr. chazen. Potential payments to Mr. Chazen are governed by his employment agreement, dated January 28, 2010, which is for a term expiring in January 2015.  The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2010.
•	Retirement with the Consent of Occidental. If Mr. Chazen had retired, he would have been entitled to receive:
	1.	Long-term incentive awards, payable at the end of the performance period subject to attainment of performance goals:
		○	TSRI shares reduced on a pro rata basis as of the termination date — $20,999,777 (1)
		○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $15,860,266 (2)
		○	RSI shares reduced on a pro rata basis as of the termination date — $339,818 (3)
2.
Upon approval of the Compensation Committee, with respect to the portion of awards that have not vested at the time of termination, cash payments equal to what he would have received, and made at the time such awards would have been settled, had he remained employed.  The additional amounts of such payments would have been:

		○	TSRIs — $21,154,382 (6)
		○	ROEIs — $7,139,734 (7)
		○	RSIs —$4,315,616 (8)
	3.	Unused vacation pay (one-time lump-sum payment of $937,982).
•
Termination by Occidental with Cause.  Occidental may discharge Mr. Chazen for material cause at any time upon 30 days’ written notice.  Mr. Chazen would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”

•	Termination by Occidental without Cause. If Occidental had terminated Mr. Chazen for any reason other than cause, retirement or death, Mr. Chazen would have been entitled to receive:
1.
The payments and benefits disclosed under “Retirement with the Consent of Occidental,” except that the payments described in item 2 of that section would not be subject to approval of the Compensation Committee;

	2.	Two times his highest annual base salary, payable over a two-year period between January 1, 2011, and December 31, 2012 (the “compensation period”) ($1,000,000 annually);
3.
Within 90 days following the end of each calendar year during the compensation period, a lump sum payment equal to the annual contribution he would have received under the defined contribution retirement plans had he not been terminated:

○ Savings Plan — $14,700 (annually)
○ SRP II — $159,960 (annually)
	4.	Continued coverage under general liability insurance during the compensation period — $ 2,000.
•
Payments in the Event of Disability.  Mr. Chazen may be terminated if he is disabled for an aggregate of 180 days in any 12-month period.  If Occidental had terminated him for disability, he would have been entitled to receive:

	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Mr. Chazen’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to two times his base salary ($2,000,000); and
	2.	The payments and benefits disclosed in items 1 and 3 under “Retirement with the Consent of Occidental.”
•	Termination by Mr. Chazen. Mr. Chazen may terminate his agreement at any time upon 90 days’ written notice. If Mr. Chazen had terminated the agreement, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. Chazen would have been entitled to receive:
1.
All unvested long-term incentive awards as disclosed in item 1 under “Retirement with the Consent of Occidental,” except that such awards would have vested fully at target or at 50% of the maximum, as applicable, and the right to receive amounts in excess of those amounts would have been forfeited.  The additional amounts attributable to such vesting would have been:

○ TSRIs — $23,016,516 (9)
○ ROEIs — $7,139,734 (10)
	2.	If he were terminated as part of the change of control, instead of the payments and benefits disclosed in item 1 above, the payments and benefits shown under “Termination by Occidental without Cause.”
•
Maximum Payout.  The maximum payable to Mr. Chazen under any of the scenarios was $74,961,029 (representing cash and equity payments) which would have occurred in the Termination by Occidental without Cause and the Change of Control situation with his termination as part of the change of control.

mr. de brier.  Potential payments to Mr. de Brier are governed by his amended and restated employment agreement, dated October 9, 2008, which is for a term expiring in May 2013.  The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2010:
•	Retirement with the Consent of Occidental. If Mr. de Brier had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards payable at the end of the performance period subject to attainment of performance goals:
○ TSRI shares reduced on a pro rata basis as of the termination date — $4,212,905 (1)
○ ROEI target incentive amount reduced on a pro rata basis as of the termination date — $3,172,053 (2)
○ RSI shares reduced on a pro rata basis as of the termination date — $135,967 (3)
	2.	Unused vacation pay (one-time lump-sum payment of $109,192); and
	3.	Life insurance for the remainder of his life equal to his highest career annual salary ($551,000) (current annual premium of approximately $34,005).
•
Termination by Occidental with Cause.  If Occidental had terminated Mr. de Brier for cause, Mr. de Brier would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. de Brier for any reason other than cause, retirement or death, Mr. de Brier would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;”
2.
Two times his highest annual salary and annual cash bonus target payable over a two-year period between January 1, 2011, and December 31, 2012 (the “compensation period”) ($936,700 annually).  During the compensation period, Mr. de Brier may not accept employment with, or act as a consultant or perform services for any entity engaged in any energy-related business without Occidental’s consent;
3.
Within 90 days following the end of each calendar year during the compensation period, a lump sum payment equal to the annual contribution he would have received under the defined contribution retirement plans had he not been terminated:

○ Savings Plan — $14,700
○ SRP II — $148,566
4.
Cash payments in lieu of the forfeited portion of all long-term performance-based incentive awards granted prior to his termination that would have vested during the compensation period resulting in the following additional value to that shown under “Retirement with the Consent of Occidental” at the time and subject to the attainment and certification of the underlying performance objectives:

○ TSRIs — $4,429,902 (6)
○ ROEIs — $1,427,947 (7)
○ RSIs— $1,242,142 (8)
	5.	Continued coverage under general liability insurance during the compensation period — $2,000.
•	Payments in the Event of Disability. If Occidental were to have terminated Mr. de Brier for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and
2.
Sixty percent of his salary less the amount paid annually pursuant to Occidental’s Long-Term Disability Plan through age 70 (assuming the disability continues for the maximum covered period) — $117,540 annually.

•	Termination by Mr. de Brier. If Mr. de Brier terminated his contract, he would have been entitled to receive:
	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Mr. de Brier’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to three times his base salary ($1,487,700); and
	2.	The payments and benefits disclosed in items 1 and 2 under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. de Brier would have been entitled to receive:
1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” and in item 4 under “Termination by Occidental without Cause,” except that performance awards would have vested fully at target or at 50% of the maximum, as applicable, and the right to receive amounts in excess of those amounts would have been forfeited.  The additional amounts attributable to such vesting would have been:

○ TSRIs — $1,911,870 (9)
	2.	If he were terminated as part of the change of control, instead of payments disclosed in item 1 above, the payments and benefits shown under “Termination by Occidental without Cause.”
•
Maximum Payout.  The maximum payable to Mr. de Brier under any of the scenarios was $18,843,910 (representing cash and equity payments) and $34,005 (representing the estimated value per year for continuation of other benefits) which would have occurred in the Change of Control situation and his termination as part of the change of control.

mr. lienert.  Mr. Lienert does not have an employment agreement.  The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2010:
•	Retirement with the Consent of Occidental. If Mr. Lienert had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards payable at the end of the performance period subject to attainment of performance goals:
		○	TSRI shares reduced on a pro rata basis as of the termination date — $2,077,071 (1)
		○	ROEI target incentive amount reduced on a pro rata basis as of the termination date — $1,118,584(2)
		○	LTI units reduced on a pro rata basis as of the termination date — $118,014 (11)
		○	RSI shares reduced on a pro rata basis as of the termination date — $84,955 (3)
	2.	Unused vacation pay (one-time lump-sum payment of $56,995).
•
Termination by Occidental with Cause.  If Occidental had terminated Mr. Lienert for cause, Mr. Lienert would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. Lienert for any reason other than cause, retirement or death, Mr. Lienert would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and

2.
Notice and severance pay equal to 12 months base salary ($400,500) pursuant to the Occidental Notice and Severance Pay Plan and, as provided in such Plan, two months of contributions pursuant to the Savings Plan ($4,005) and the SRP II ($4,673) and continued medical and dental coverage for the 12 month notice and severance period at the active employee rate.

•	Payments in the Event of Disability. If Occidental were to have terminated Mr. Lienert for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Mr. Lienert. If Mr. Lienert terminated his employment, he would have been entitled to receive:
	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Mr. Lienert’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to two times his base salary ($801,000); and
	2.	The payments and benefits disclosed in items 1 and 2 under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. Lienert would have been entitled to receive:
1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have vested fully at target or at 50% of the maximum, as applicable, and the right to receive amounts in excess of those amounts would have been forfeited.  The additional amounts attributable to such vesting would have been:

○ TSRIs — $3,478,724 (4)
○ ROEIs — $581,416 (5)
○ LTIs —$136,752 (12)
	2.	If he were terminated as part of the change of control he would also receive the unused vacation pay as disclosed under “Retirement with the Consent of Occidental;” and
	3.	If he were terminated as part of the change of control he would also receive the severance pay and benefits disclosed in item 2 under “Termination by Occidental without Cause.”
•
Maximum Payout.  The maximum payable to Mr. Lienert under any of the scenarios was $8,061,689 (representing cash and equity payments) which would have occurred in the Change of Control situation with his termination as part of the change of control.

mr. albrecht.  Mr. Albrecht does not have an employment agreement.  The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2010:
•	Retirement with the Consent of Occidental. If Mr. Albrecht had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards payable at the end of the performance period subject to attainment of performance goals:
○ TSRI shares reduced on a pro rata basis as of the termination date — $1,546,547 (1)
○ ROEI target incentive amount reduced on a pro rata basis as of the termination date — $1,836,483 (2)
○ RSI shares reduced on a pro rata basis as of the termination date — $118,995 (3)
	2.	Unused vacation pay (one-time lump-sum payment of $59,409).
•
Termination by Occidental with Cause.  If Occidental had terminated Mr. Albrecht for cause, Mr. Albrecht would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. Albrecht for any reason other than cause, retirement or death, Mr. Albrecht would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and
2.
Notice and severance pay equal to 12 months base salary ($500,000) pursuant to the Occidental Notice and Severance Pay Plan and, as provided in such Plan, two months of contributions pursuant to the Savings Plan ($5,000) and the SRP II ($5,833) and continued medical and dental coverage for the 12 month notice and severance period at the active employee rate.

•	Payments in the Event of Disability. If Occidental were to have terminated Mr. Albrecht for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Mr. Albrecht. If Mr. Albrecht terminated his employment, he would have been entitled to receive:
	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Mr. Albrecht’s death, his beneficiaries would have been entitled to receive
	1.	Life insurance proceeds equal to two times his base salary ($1,000,000); and

	2.	The payments and benefits under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. Albrecht would have been entitled to receive:
1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have vested fully at target or at 50% of the maximum, as applicable, and the right to receive amounts in excess of those amounts would have been forfeited.  The additional amounts attributable to such vesting would have been:

○ TSRIs — $4,808,960 (4)
○ ROEIs —$963,517 (5)
	2.	If he were terminated as part of the change of control he would also receive the unused vacation pay as disclosed under “Retirement with the Consent of Occidental;” and
	3.	If he were terminated as part of the change of control he would also receive the severance pay and benefits disclosed in item 2 under “Termination by Occidental without Cause.”
•
Maximum Payout.  The maximum payable to Mr. Albrecht under any of the scenarios was $9,822,085 (representing cash and equity payments) which would have occurred in the Change of Control situation with his termination as part of the change of control.

mr. lowe.  Mr. Lowe does not have an employment agreement.  The following is a summary of the payments and benefits he would have been entitled to receive if the event specified occurred as of December 31, 2010:
•	Retirement with the Consent of Occidental. If Mr. Lowe had retired with the consent of Occidental, he would have been entitled to receive:
	1.	Long-term incentive awards payable at the end of the performance period subject to attainment of performance goals:
○ TSRI shares reduced on a pro rata basis as of the termination date — $863,182 (1)
○ ROEI target incentive amount reduced on a pro rata basis as of the termination date — $1,043,492 (2)
○ LTI units reduced on a pro rata basis as of the termination date — $76,676 (11)
○ RSI shares reduced on a pro rata basis as of the termination date — $118,995 (3)
	2.	Unused vacation pay (one-time lump-sum payment of $45,779).
•
Termination by Occidental with Cause.  If Occidental had terminated Mr. Lowe for cause, Mr. Lowe would not have received severance or other pay and he would have forfeited any unvested long-term incentive awards, but he would have been entitled to receive:

	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Occidental without Cause. If Occidental had terminated Mr. Lowe for any reason other than cause, retirement or death, Mr. Lowe would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental;” and
2.
Notice and severance pay equal to 12 months base salary ($460,000) pursuant to the Occidental Notice and Severance Pay Plan and, as provided in such Plan, two months of contributions pursuant to the Savings Plan ($4,600) and the SRP II ($5,367) and continued medical and dental coverage for the 12 month notice and severance period at the active employee rate.

•	Payments in the Event of Disability. If Occidental were to have terminated Mr. Lowe for disability, he would have been entitled to receive:
	1.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Termination by Mr. Lowe. If Mr. Lowe terminated his employment, he would have been entitled to receive:
	1.	The unused vacation pay as disclosed under “Retirement with the Consent of Occidental.”
•	Payments in the Event of Death. In the event of Mr. Lowe’s death, his beneficiaries would have been entitled to receive:
	1.	Life insurance proceeds equal to two times his base salary ($920,000); and
	2.	The payments and benefits disclosed under “Retirement with the Consent of Occidental.”
•	Change of Control. Had a change of control occurred, Mr. Lowe would have been entitled to receive:
1.
All unvested long-term incentive awards as disclosed under “Retirement with the Consent of Occidental” except that performance awards would have vested fully at target or at 50% of the maximum, as applicable, and the right to receive amounts in excess of those amounts would have been forfeited.  The additional amounts attributable to such vesting would have been:

○ TSRIs — $4,233,015 (4)
○ ROEIs —$706,508 (5)
○ LTI —$91,135 (12)
	2.	If he were terminated as part of the change of control he would also receive the unused vacation pay as disclosed under “Retirement with the Consent of Occidental;” and

	3.	If he were terminated as part of the change of control he would also receive the severance pay and benefits disclosed in item 2 under “Termination by Occidental without Cause.”
•
Maximum Payout.  The maximum payable to Mr. Lowe under any of the scenarios was $7,648,749 (representing cash and equity payments) which would have occurred in the Change of Control situation with his termination as part of the change of control.

(1)
Represents the product of the year-end price of $98.10, and the pro rata shares of TSRIs, assuming performance at target level, or for 2010 awards, at the mid-point performance level (Occidental rank of 6 out of 12 peer group companies).  Depending on the year of grant, actual payout will vary from zero to 100 percent of maximum, zero to 150 percent of target or zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(2)	Actual payout will vary from zero to 200 percent of target depending on attainment of performance objectives.
(3)	Represents the product of the year-end price of $98.10 and the pro rata number of RSIs.
(4)
Represents the product of the year-end price of $98.10, and the additional number of TSRIs that will further vest.  In the event of termination without cause, depending on the year of grant, actual payout will vary from zero to 100 percent of maximum, zero to 150 percent of pro-rated target or zero to 200 percent of target depending on attainment of performance objectives and the price of common stock at payout.

(5)
Represents the additional ROEI target incentive amount that will further vest.  In the event of termination without cause, actual payout will vary from zero to 200 percent of pro-rated target depending on attainment of performance objectives.

(6)	Represents the product of the year-end price of $98.10, and the additional number of TSRIs that could further vest.
(7)	Represents the additional ROEI target incentive amount that will further vest.
(8)	Represents the product of the year-end price of $98.10 and the additional number of RSIs that will further vest.
(9)	Represents the product of the year-end price of $98.10, and the additional number of TSRIs that will further vest.
(10)	Represents the additional ROEI incentive amount that will further vest.
(11)	Represents the product of the year-end price of $98.10 and the pro rata number of the LTIs that will vest.
(12)	Represents the product of the year-end price of $98.10 and the additional number of LTIs that will further vest.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

audit and other fees

audit and non-audit services pre-approval policy and procedures - The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to Occidental.  Additionally, the Audit Committee has delegated to the Committee Chair and Vice Chair full authority to approve any such request provided the Audit Committee Chair presents any approval so given to the Audit Committee at its next scheduled meeting.  All audit and audit-related services rendered by KPMG LLP in 2010 were approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services.  No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

audit fees - The aggregate audit fees incurred for professional services rendered by KPMG LLP for the years ended December 31, 2010 and December 31, 2009, were $8,451,000 and $7,881,000, respectively.  These amounts include fees necessary to perform the annual audit and quarterly reviews in accordance with Generally Accepted Auditing Standards, annual attestation on internal controls over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, other attestation services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission.

audit related fees - Fees of $843,200 and $770,500 were incurred for professional services rendered by KPMG LLP for the years ended December 31, 2010, and December 31, 2009, respectively, for assurance and related services that are traditionally performed by the independent auditor.  More specifically, these services include, among others: employee benefit plan audits, reviews of proposed or consummated transactions and consultation concerning financial accounting and reporting standards.

tax fees - No fees were incurred for tax services rendered by KPMG LLP for the years ended December 31, 2010, and December 31, 2009, respectively.

all other fees - For the years ended December 31, 2010, and December 31, 2009, no fees were incurred for services rendered by KPMG LLP, other than the services described under “Audit Fees” and “Audit Related Fees.”

report of the audit committee

The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the fiscal year ended December 31, 2010, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and KPMG LLP.  In addition, the Audit Committee has discussed with KPMG LLP, Occidental’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and currently in effect.  The Audit Committee received from KPMG LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended and currently in effect.  The Audit Committee has also considered whether the provision of non-audit services provided by KPMG LLP to Occidental is compatible with maintaining their independence and has discussed with KPMG LLP the firm’s independence.

Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended December 31, 2010, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Aziz D. Syriani (Chair)
John S. Chalsty
John E. Feick
Irvin W. Maloney
Avedick B. Poladian
Rosemary Tomich
Walter L. Weisman

ratification of selection of independent auditors

The Audit Committee of the Board of Directors of Occidental has selected KPMG LLP as independent auditors to audit the consolidated financial statements of Occidental and its subsidiaries for the year ending December 31, 2011.  KPMG LLP has audited Occidental’s financial statements since 2002.  A member of that firm will be present at the Annual Meeting, will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote at the Annual Meeting must vote FOR this proposal to ratify the selection of auditors.  Abstentions and broker nonvotes will have the same effect as votes against the proposal.  If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will appoint the independent auditors for 2011, which may be KPMG LLP.  If KPMG LLP should decline to act or otherwise become incapable of acting or if its employment is discontinued, the Audit Committee will appoint the independent auditors for 2011.

The Board of Directors recommends that you vote FOR the ratification of the selection of auditors.  Your proxy will be so voted unless you specify otherwise.

PROPOSAL 3: ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

The Board welcomes the views of Occidental’s stockholders regarding the company’s compensation of its named executive officers.  Occidental voluntarily held its first advisory vote on executive compensation at the 2010 Annual Meeting and made significant changes in its compensation practices consistent with feedback received from stockholders and their representatives through the vote as well as face-to-face meetings.  The executive compensation program is fully described in the Compensation Discussion and Analysis section and other table and narrative disclosures in this Proxy Statement.

Compensation Process and Objectives.  After the 2010 Annual Meeting, the Lead Independent Director and the Chairman of the Executive Compensation and Human Resources Committee (Compensation Committee) met with stockholders and their representatives, expanding the ongoing dialogue with stockholders and certain stockholder advisory groups to seek input on the company’s compensation program.  Additionally, the Compensation Committee obtained feedback, advice and recommendations on compensation best practices and peer group composition from its independent compensation consultant, Pearl Meyer & Partners.  The Compensation Committee also reviewed the company’s performance, the compensation practices of its peers and compensation surveys and other materials regarding general and executive compensation.

These actions resulted in the adoption of a new long-term incentive compensation program for executives and other compensation changes that reflect stockholder suggestions and achieve the following objectives:
•	Maintain the focus on long-term performance-based awards;
•	Incentivize senior management to continue to achieve long-term success;
•	Support the alignment of executive and stockholder interests; and
•	Grant awards consistent with peer company programs8 in terms of award type and reported value9.

Significant Executive Compensation Actions.  Key features and changes include the following:
•
Compared to 2009, the Chairman and Chief Executive Officer’s potential long-term incentive award opportunity for 2010 was reduced substantially in terms of both the maximum, which is reduced by over 70% to $25 million9, and the mid-point which is reduced by over 70% to $13 million9.  As a result, the Chairman and Chief Executive Officer’s total compensation awarded in 2010 is consistent with that of other Chief Executive Officers in the company’s peer group8,9.

•	Overall executive compensation granted in 2010 is comparable to peers8,9 and the overwhelming majority of compensation will continue to be long-term and performance-based.
•	Executive long-term incentive awards were allocated 80% to a Total Shareholder Return Incentive award (TSRI) and 20% to a Restricted Stock Incentive award (RSI) using maximum payout levels.
•
Payouts for the new TSRI awards are determined by Occidental’s total stockholder return (TSR) ranking within a peer group of twelve companies.  Hurdles for payouts were made more difficult with the maximum payout made only if Occidental ranks first within the peer group and no payout if Occidental ranks in the bottom three out of the twelve peer companies.  Additionally, all payouts at higher than 50% of the maximum require that the company’s TSR be higher than the S&P 500 TSR.

•	The executive compensation program uses types of awards and performance metrics which are widely used by peer companies.
•
As of 2010, all new grants of executive long-term incentive equity awards vest on a pro rata basis in the event of a change of control, with the new TSRI awards vesting based on 50% of the performance share units granted.

•
Return on equity awards granted to Dr. Irani and Mr. Chazen in 2007 and vested in 2010 were paid 50% in common stock and 50% in cash instead of 100% in cash. A number of shares equal to the net after-tax shares received must be retained for at least three years after the vesting date.

•	Long-term performance-based awards granted in 2010 to senior executives will be paid at least 50% in common stock and the remainder in cash irrespective of the award type.
•	The peer group was expanded from nine to twelve companies for the TSRI performance metric, providing a broader comparison of the company’s performance within the oil and gas industry.

The Board recommends that stockholders support this new compensation program since it is responsive to stockholder feedback and meets the compensation objectives of the company.

RESOLVED, that the stockholders approve, on an advisory basis, the company’s compensation of its named executive officers, as disclosed in the company’s Proxy Statement for the 2011 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis section, the 2010 Summary Compensation Table and all other table and narrative disclosures regarding named executive officer compensation.

A majority of the shares of common stock represented at the annual meeting and entitled to vote at the annual meeting must vote for this proposal to approve it.  Your vote will not directly affect or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of the say-on-pay vote will be taken into account by the Compensation Committee when considering future compensation arrangements.

The Board recommends that you vote FOR Occidental’s named executive officer compensation.  Your proxy will be so voted unless you specify otherwise.

_____________________________________
8	Based on 2009 information reported for peer companies. See page 14 for information on peer companies.
9
Comparative value based on Occidental common stock price on grant date and for mid-point performance, based on a rank of six out of twelve peer companies.
Actual value of the payout depends on number of share units earned based on level of achievement of performance measures and stock price on date of certification of performance achieved.

PROPOSAL 4: ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), stockholders are being asked to cast a vote on the frequency of advisory votes concerning the approval of the compensation of Occidental’s named executive officers (Say-on-Pay votes).  Stockholders may indicate whether they prefer an advisory vote every one, two or three years, or may abstain.

A majority of the shares of common stock represented at the annual meeting and entitled to vote at the annual meeting is required for advisory approval of this proposal.  If none of the alternatives receives a majority vote, the frequency receiving the highest number of votes will be the frequency selected by stockholders.  Although the Dodd-Frank Act requires that this vote only be advisory, the Board will present future Say on Pay votes with the frequency selected by stockholders, until another such vote on frequency by the stockholders occurs.

The Board does not have a recommendation on the frequency of advisory votes on the compensation of Occidental’s named executive officers.  If you do not select a frequency, your proxy will be counted as an abstention.

STOCKHOLDER PROPOSALS

general information

Occidental has been advised that two stockholder proposals may be introduced at the Annual Meeting.  The Board of Directors disclaims any responsibility for the content of the proposals and for the statements made in support thereof, which, except for any reference to the proposal number, are presented in the form received from the stockholders.

vote required to approve

A majority of the shares of common stock represented at the Annual Meeting and entitled to vote must vote FOR a proposal for a stockholder proposal to be approved.  Your broker may vote your shares on these proposals only if you give voting instructions.  Abstentions and broker nonvotes have the same effect as votes AGAINST the proposals.

voting results

The Report of Inspector of Elections will be included in a Current Report on Form 8-K and published on Occidental’s web site, www.oxy.com, within four business days following the Annual Meeting.

legal effect of approval

Each of the stockholder proposals set forth below is a request to the Board of Directors to consider a matter.  If the proposal passes, the Board of Directors may consider, in its business judgment, whether to take the requested action or not, but it is not legally obligated to do so.

board action with respect to approved proposals

It has been the practice of Occidental’s Board of Directors to consider matters that are approved by the stockholders and, if appropriate, to refer the matter to the appropriate Board committee for further study and recommendation to the full Board.  Generally, this initial consideration and referral takes place at the next regularly scheduled meeting of the Board.  Depending on the complexity of the issue and the desire of the committee to seek advice from independent advisors, the committee usually reports to the full Board no later than the final meeting of the calendar year, which is usually held in early December.  The final action taken by the Board with respect to the proposals and, if applicable, a timetable for implementation of the Board action, will be posted on www.oxy.com.  In prior years, stockholder proposals with respect to poison pills and golden parachutes were approved, and the Board took action to adopt policies responsive to the concerns raised in those proposals.

stockholder right to enforce a proposal

As explained above, generally, stockholder proposals are requests to the Board to consider a matter.  If a proposal that is approved requests that the Board take, or refrain from taking, some action and the Board does not do so, then the stockholder may submit the same proposal for consideration at the next Annual Meeting by following the procedures described on page 51.  In the alternative, a stockholder may challenge the Board’s business judgment not to implement the proposal by commencing litigation in the Chancery Court of the State of Delaware, Occidental’s state of incorporation.  Delaware law contains certain procedural requirements that must be followed before a suit may be commenced, including a requirement that, unless it would otherwise be futile, a demand be made to Occidental identifying the alleged wrongdoers, the wrongdoing allegedly perpetrated and the resultant injury to Occidental and the legal action the stockholder wants the Board to take on Occidental’s behalf.

PROPOSAL 5: REPORT ON POLITICAL EXPENDITURES AND SPENDING PROCESSES

Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109, the owner of 45 shares of common stock, has notified Occidental, as a primary filer with the following six co-filers: The Sinsinawa Dominicans, 585 County Road Z, Sinsinawa, Wisconsin 53824, the owners of 200 shares of common stock; Benedictine Sisters of Mount St. Scholastica, 801 S. 8th Street, Atchison, KS 66002, the owners of 1050 shares of common stock; Unitarian Universalist Association of Congregations, 25 Beacon Street, Boston, MA 02108, owners of 820 shares of common stock; The Needmor Fund, 2123 West Webster Avenue, Chicago, IL 60647, the owners of 1,000 shares of common stock; Catholic Healthcare West, 185 Berry Street, Ste 300, San Francisco, CA 94107, the owners of 81,868 shares of common stock; and Neva R. Goodwin c/o Farha-Joyce Haboucha, 30 Rockefeller Plaza, New York, NY 10112, the owner of 50 shares of common stock, that it intends to present the following proposal at the 2011 Annual Meeting:

REVIEW POLITICAL CONTRIBUTIONS POLICY AT OCCIDENTAL PETROLEUM

Whereas:  The issue of “political spending” by companies is increasingly controversial, heightened by the Citizens United Supreme Court decision which allows companies to make independent expenditures for or in opposition to candidates.

Using shareholder money to support a controversial ballot initiative in California has added to the controversy.

In Occidental’s case, the company’s significant involvement in political campaigns includes support for Proposition 23 in California,  Occidental contributed at least $300,000 promoting Proposition 23, which would suspend a law requiring companies to cap their emissions and cut carbon in gasoline to protect the environment until state unemployment falls to and remains at 5.5% or lower for 4 consecutive quarters.

This requirement would have the effect of killing the law, as this happened only 3 times over the last 40 years.  The debate about Proposition 23 has split the business community and many oil majors remain neutral.

Some believe the attempt to roll back this law, which sets an economy-wide cap on greenhouse gases, will harm employment and investment in clean technologies, a growth area for California.  It would also cause California to lose investment and jobs to countries like China or Germany that have strong commitments to clean energy policy.

Some investors are profoundly concerned that shareholder funds are being used in confrontational and controversial political initiatives of this sort.  Furthermore, they are concerned management may use the open door of the Citizens United decision to intervene in controversial election contests that could harm the Occidental brand.  In the past 5 years, investors increasingly voted for political spending disclosure resolutions, as demonstrated by the average 30% vote for such proposals in 2010.  Disclosure and oversight of political spending, both directly and indirectly, is considered good governance.

Since Occidental management is using shareholder monies for political spending on initiatives and potentially for candidates, we believe it prudent to undertake a comprehensive review of the implications of such expenditures on our company’s reputation and business competitiveness.

In the aftermath of Citizens United, we believe the Board should review Occidental’s policies and practices regarding political spending and report results to shareowners.

Resolved:  The shareholders request that the independent members of the Board of Directors institute a comprehensive review of Occidental’s political expenditures and spending processes and present a summary report for investors by September 2011.  Items for review include:
•
The process used for determining the approval of expenditures supporting or opposing candidates and an assessment of the impact such expenditures may have on the company’s reputation, sales and profitability;

•
Direct or indirect expenditures, including payments made to trade associations such as the U.S. Chamber of Commerce, social welfare organizations and political organizations, supporting or opposing candidates or for issue ads aimed at affecting political races;

•	Expenditures for state-level ballot initiatives, including an analysis of the impact on the company and the environment of any such initiative;
•	Oversight processes by management and the Board for all political spending.

_______________________________________

The Board of Directors' Statement in Opposition

Occidental has had in effect for many years strict company policies addressing company political contributions and lobbying activities at the state, federal and local levels of government as well as foreign governments.  These policies are summarized in our Code of Business Conduct available to stockholders and the general public at www.oxy.com.  The complete policies are available to all employees electronically and the company has compliance officers for every segment of the business to answer questions and give guidance to any employee that may request information.

Occidental and its Board of Directors have a long-standing process for review and approval of expenditures for supporting or opposing candidates, ballot initiatives and other political measures that could affect the company.  We also believe that publicly available documents already thoroughly and accurately report the political expenditures made not only by the company but also by its employee-funded political action committee.

Occidental is subject to and complies with all applicable local, state and federal, as well as international, political contribution laws and regulations.  Federal law specifically bars corporate political contributions at the federal level and many local, state and foreign jurisdictions similarly prohibit corporate political contributions.  In order to comply with these laws, corporate contributions are reviewed for legality and approved by the Board of Directors for appropriateness as well as benefit to the company and its stockholders.  Board-approved contributions are properly and timely reported by Occidental according to the laws of the particular jurisdiction and in some cases by the recipient of such contributions.  In 2010, Occidental made political contributions in the amount of $1,372,579.  All of these contributions were approved by the Board of Directors and are publicly available in the various states in which reporting was applicable.

In addition to the required state reporting, Occidental reports to the U.S. Congress each quarter its expenditures for actual lobbying of the Congress and federal agencies.  This information is also publicly available on the website of the U.S. Senate.  These reports detail the amounts spent, the specific lobbying issues, and the houses of Congress and federal agencies lobbied.  They also identify the names of the persons who did the lobbying.

Compliance with applicable political contribution statutes and regulations is critical in maintaining the excellent reputation that Occidental has and any expenditure made by the company is intended to further business interests and the reputation of the company.

Occidental believes that its aggregate political contributions are not financially material to the company and anyone who desires to find information on Occidental’s political expenditures could easily do so with a web search of public records.  Therefore, providing an additional report is unnecessary.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal.  Your proxy will be so voted unless you specify otherwise on the proxy card.

PROPOSAL 6: REQUIRED NOMINATION OF DIRECTOR WITH ENVIRONMENTAL EXPERTISE

The Office of the Comptroller of the City of New York, 633 Third Avenue, New York, New York 10017 as the trustee of the New York State Common Retirement Fund (the “Fund”) and the administrative head of both the New York State and Local Employees’ Retirement System and the New York State Police and Fire Retirement System, with the Fund having beneficial ownership of 3,129,771 shares of common stock, has notified Occidental that it intends to present the following proposal at the 2011 Annual Meeting:

WHEREAS:

Environmental expertise is critical to the success of companies in the oil and gas industry because of the significant environmental issues associated with their operations.  Shareholders, lenders, host country governments and regulators, as well as affected communities, are focused on these impacts. A company’s inability to demonstrate that its environmental polices and practices are in line with internationally accepted standards can lead to difficulties in raising new capital and obtaining the necessary icenses from regulators.

Occidental Petroleum has been cited for allegedly harmful environmental practices: Between 1971 and 2000 Occidental Petroleum conducted  oil exploration operations in the Corrientes River region of the Peruvian Amazon, and during those years, the company was alleged to have:
•	Discharged an estimated nine billion barrels of toxic wastewater into local rivers and streams (The Independent(UK), 5/4/07 “Oil Company Accused of Dumping Waste in Amazon”),
•	Stored wastes in unlined earthen pits(Occidental’s Pollution Prevention Practices in Block 1AB Violated Industry Standards From Inception of Operations in 1975.E-Tech International,2006.p.2),
•
Organizations representing the indigenous Achuar population of the region have accused Occidental of violations of the Peruvian General Health Law (Law 26842) and the Peruvian General Water Law(Decree 17752), prohibiting the dumping of waste that might contaminate water and endanger human health,

•
Occidental has been accused in a pending civil action brought by Achuar plaintiffs of causing harm to the Achuar people by its environmental practices.(Tomas Maynas Carijano et al v. Occidental Petroleum Corporation et al, California Central District Court).

We believe that environment controversies have the potential to damage shareholder value and that the company must respond to its environmental challenges in an effective, strategic and transparent manner, in order to maintain trust and minimize the adverse impact of its operations.

Environmental management is critical to the future success of the company. We believe it would benefit the company to address the environmental impact of its business at the most strategic level – by appointing a specialist to the board. An authoritative figure with acknowledged environmental expertise and standing could perform a valuable and strategic role for the company by enabling Occidental Petroleum to more effectively address the environmental issues inherent in its business.  It would also help ensure that the highest levels of attention focus on the development of environmental standards for new projects.  Such a broad role would strengthen development of environmental standards for new projects. Such a broad role would strengthen the company’s ability to demonstrate the seriousness with which it is addressing environmental issues.

THEREFORE, BE IT RESOLVED: Shareholders request that, as the terms in office of elected board directors expire, at lease one candidate be recommended who:
•
Has a high level of expertise relating to the environmental impacts of hydrocarbon exploration and production and is widely recognized in the business and environmental communities as an authority in such field, in each case as reasonably determined by the company’s board, and

•
Will qualify, subject to limited exceptions in extraordinary circumstances explicitly specified by the board, as an independent director under the standards applicable to the company as an NYSE listed company.

_______________________________________

The Board of Directors' Statement in Opposition

Occidental agrees that it is important for the Board of Directors of a company in the oil and gas industry to have access to environmental expertise.  One of the factors the Board considers in selecting nominees is the need for special expertise (see page 51).  Environmental expertise is a factor the Board has taken into consideration.  The Board of Directors has a long-standing Environmental, Health and Safety Committee (Environmental Committee) that meets regularly and is composed of independent directors.  See page 10 for more information on the Environmental Committee.  Since one of our current directors who is standing for re-election and is a member of the Environmental Committee is a recognized environmental expert, the company believes that this proposal requiring the nomination of a director with environmental expertise is unnecessary.

John Feick, who has a doctorate in chemical engineering and is standing for re-election at this Annual Meeting, meets the requirements of the proposal.  His biographical information, which can be found on page 4, reflects a career that demonstrates his environmental expertise.  Mr. Feick possesses both a deep understanding of the oil and gas and chemicals industries and has broad experience in environmental compliance and remediation.  His experience includes involvement in the development of the Canadian chemical industry’s Responsible Care standard, which today is the chemistry industry’s global voluntary initiative under which companies work to continuously improve their health, safety and environmental performance.  Furthermore, he has served as Chairman of a company specializing in environmental services and led an oil and gas and petrochemicals specialty engineering firm.  Additionally, Mr. Feick has also been determined by the Board as meeting the independence standard set forth in Occidental’s Corporate Governance Policies and the New York Stock Exchange Listed Company Manual.

Occidental believes that this proposal is unnecessary because we have already nominated a director who meets the requirements of the proposal.

Accordingly, the Board of Directors recommends that you vote AGAINST the foregoing stockholder proposal.  Your proxy will be so voted unless you specify otherwise on the proxy card.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

Stockholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2012 Annual Meeting of Stockholders may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934.  To be eligible for inclusion, stockholder proposals must be addressed to Occidental’s Corporate Secretary at Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024, facsimile number 310-443-6977, and be received no later than November 25, 2011.

Under Occidental's by-laws, stockholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials.  These procedures require that any such item of business must be submitted in writing to the Corporate Secretary at Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.  Notice of the proposed item of business must be received between February 6, 2012, and February 26, 2012, and must include the information required by Occidental's by-laws.  A copy of the by-laws may be obtained by writing to the Corporate Secretary at the address listed above.

In either case, the stockholder submitting the proposal or a representative of the stockholder must present the proposal in person at the meeting.

The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s by-laws.  In addition, the proxies solicited on behalf of the Board of Directors will have discretionary authority to vote against any such item of business.

NOMINATIONS FOR DIRECTORS FOR TERM EXPIRING IN 2013

nominating committee policy

It is the policy of the Nominating Committee to consider nominees recommended by stockholders if the stockholder complies with the procedures outlined below.  In prior years, the Nominating Committee has identified candidates through recommendations from other non-management directors, executive officers, including the Chief Executive Officer, and other third parties.  The Nominating Committee anticipates that, if a vacancy on the Board were to occur for the term expiring in 2013, it would use these sources as well as stockholder recommendations to identify candidates.

In deciding if a candidate recommended by a stockholder or identified by another source is qualified to be a nominee, it is the Nominating Committee’s policy to consider:
•	Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to Occidental and the stockholder recommending the nominee, if applicable;
•	Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;
•
Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership, including the achievement of the diversity goals set forth in Occidental’s corporate governance policies further described beginning on page A-1, Exhibit A: Corporate Governance Policies and Other Governance Measures; and

•
Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.

If there is a vacancy and the Nominating Committee believes that a recommended candidate has good potential for Board service, the Nominating Committee will arrange an interview with the candidate.  Pursuant to its Charter, the Nominating Committee will not recommend any candidate to the Board who has not been interviewed by the Nominating Committee.

In accordance with its Charter, the Nominating Committee annually reviews its performance and reports its findings to the Board.  The Nominating Committee also assists the Board in performing its self evaluation, which includes an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet the company’s ongoing needs.

procedure to recommend candidates

Stockholder recommendations must be received by the Corporate Secretary of Occidental between September 1 and November 30 of the year preceding the meeting.  Each recommendation must include the following information:
1.	As to each person whom the stockholder proposes for election or re-election as a director:
	•	The name, age, business address and residence address of the person;
	•	The principal occupation or employment of the person;
	•	The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and
•
Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission.

2.	As to the stockholder making the recommendation:
	•	The name and address of record of such stockholder; and
	•	The class or series and number of shares of capital stock of Occidental which are beneficially owned by the stockholder.

The stockholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.

procedure to nominate candidates

Under Occidental's by-laws, stockholders may nominate a person to the Board by complying with the advance notice procedures of the by-laws and attending the annual meeting to make the necessary motion. The notice must be received between September 1 and November 30 of the year preceding the meeting and include the information required by the by-laws.

ANNUAL REPORT

Occidental's 2010 Annual Report on Form 10-K is concurrently mailed to stockholders.  The Annual Report contains consolidated financial statements of Occidental and its subsidiaries and the reports thereon of KPMG LLP, independent auditors.

Sincerely,

Donald P. de Brier
Secretary

Los Angeles, California
March 24, 2011

It is important that proxies be returned promptly. Please complete, sign, date and return the accompanying form or forms of proxy in the enclosed envelope or follow the procedures outlined on the card to submit your proxy by telephone or Internet.

EXHIBIT A:	CORPORATE GOVERNANCE POLICIES AND OTHER GOVERNANCE MEASURES

Over the past several years, the Board of Directors has adopted and put into effect a number of important corporate governance policies described below. The Board of Directors and the management of Occidental believe that good corporate governance enhances stockholder value. Occidental's corporate governance policies, principles and guidelines are intended to improve the performance of Occidental by taking advantage of the collective skills and experience of Occidental's directors and officers.

board structure and operation

size of the board − In determining the size of the Board, the Board of Directors will consider the level of work required from each director, including the requirement that certain committees be composed entirely of independent directors.

director criteria − Independent directors (as defined below) will comprise at least two-thirds of the members of the Board.

independent director − In order for a director to qualify as an “independent director,” the Board must affirmatively determine that the director has no material relationship with Occidental (either as a partner, stockholder or officer of an organization that has a relationship with Occidental) that would preclude that nominee from being an independent director.  For the purpose of such determination, an "independent director" is a director who:
•	Has not been employed by Occidental within the last five years;
•	Has not been an employee or affiliate of any present or former internal or external auditor of Occidental within the last three years;
•	Has not received more than $60,000 in direct compensation from Occidental, other than director and committee fees, during the current fiscal year or any of the last three completed fiscal years;
•
Has not been an executive officer or employee of a company that made payments to, or received payments from, Occidental for property or services in an amount exceeding the greater of $1 million or 2 percent of such other company’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not been employed by a company of which an executive officer of Occidental has been a director within the last three years;
•
Is not affiliated with a not-for-profit entity that received contributions from Occidental exceeding the greater of $1 million or 2 percent of such charitable organization’s consolidated gross revenues during the current fiscal year or any of the last three completed fiscal years;

•	Has not had any of the relationships described above with an affiliate of Occidental; and
•
Is not a member of the immediate family of any person described above.  An “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

tenure − Each director will be elected for a term of one year.

retirement − No person 75 or older will be elected a director, unless as to such person such requirement is unanimously waived by the members of the Corporate Governance, Nominating and Social Responsibility Committee and such Committee’s action is ratified and approved by a majority of the disinterested directors on the Board.  In 2010, the Board announced that it will not waive this requirement, except that Mr. Weisman will receive a one-year waiver and Dr. Irani will receive a waiver through 2014.

board memberships − No director of Occidental will hold more than four “for-profit” corporate directorships (including his or her Occidental directorship) at any one time.

director stock ownership − Each director will beneficially own at least 5,000 shares of Occidental’s stock within two years of his or her election to the Board.

director compensation − Compensation for directors will promote ownership of Occidental's stock to align the interests of directors and stockholders and the independence of directors.

executive sessions − The independent directors will hold at least two regularly scheduled executive sessions each year at which employee directors and other members of management are not present.  The Lead Independent Director will preside at such executive sessions.

board advisors − The committees of the Board will have standing authorization (including funding), on their own decision, to consult with members of management and to retain legal or other advisors of their choice, which advisors will report directly to the committee that retained them.

lead independent director − The Board will designate a Lead Independent Director to coordinate the activities of the independent directors and, in addition, to perform the following duties:
•	Advise the Chairman or Executive Chairman as to an appropriate schedule of Board meetings and the information that shall be provided by management for Board consideration;
•	Approve the agendas for the Board and Committee meetings after consultation with the Chairman or Executive Chairman;
•	Recommend to the Chairman or Executive Chairman the retention of consultants who report directly to the Board;
•	Assist in assuring compliance with the corporate governance policies and recommend revisions to the policies;
•	Call, coordinate, develop the agenda for, and moderate executive sessions of, the independent directors at which no members of management are present;

A-1

•
Evaluate, along with the members of the Executive Compensation and Human Resources Committee and the other independent directors, the performance of the Executive Chairman and the Chief Executive Officer;

•	Communicate to the Executive Chairman and the Chief Executive Officer the views of the independent directors and the Board committees with respect to objectives set by the Board for management;
•	Serve as a liaison between the Board and stockholders, communicating their views to the Board; and
•
Consult with the Chairman or Executive Chairman and other members of the Board as to recommendations on membership and chairpersons of all the Board committees and discuss such recommendations with the Nominating and Corporate Governance Committee and the Board.

membership of committees − The Corporate Governance, Nominating and Social Responsibility Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will be composed entirely of independent directors and will also satisfy all applicable membership requirements for such.

committee charters − The Corporate Governance, Nominating and Social Responsibility Committee, the Executive Compensation and Human Resources Committee and the Audit Committee will each have a written charter that addresses the committee’s purpose, duties, responsibilities and annual performance evaluation.  The committee charters will be available through the Internet at www.oxy.com.

board diversity − The Board is committed to achieving a diverse and broadly inclusive membership by creating equal opportunity for men and women of every race, color, religion, ethnicity, national origin and cultural background.

meetings − The Board will hold at least six regularly scheduled meetings each year.

director orientation and education − Each new director will be provided with materials and information concerning Occidental in order to enable the director to perform the duties of a director.  In addition, the Board will provide or sponsor each year eight hours of continuing education designed to enhance the performance of individual directors and the Board of Directors.

director responsibilities − Each director will use his or her best efforts to attend, in person or by telephone, all meetings of the Board and the committees to which such director is appointed.  Each director is responsible for being familiar with Occidental’s Governance Principles, the provisions of the Code of Business Conduct applicable to directors and the charter of each committee on which such director serves and for reviewing materials provided in advance of Board and committee meetings.

performance criteria − The Board will establish performance criteria for itself and, annually, will evaluate each director, committee and the overall Board.  Board evaluation will include an assessment of, among other things, whether the Board and its committees are functioning effectively and have the necessary diversity of skills, backgrounds and experiences to meet Occidental's needs.  Individual director evaluations will include high standards for in-person attendance at Board and committee meetings.

succession planning − The Board of Directors will review on a regular basis Occidental’s policies and principles for recruiting, developing and selecting the persons to succeed the Chief Executive Officer and other executive officers.  The review will encompass the background, training, qualities and other characteristics that would be desirable in candidates to succeed the Chief Executive Officer and other executive officers, as well as consideration of possible successors.

communications with directors − Interested parties may communicate with any non-management director by sending a letter to such director’s attention in care of Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 10889 Wilshire Boulevard, Los Angeles, California 90024.

other governance measures

anti-takeover measures − Occidental does not have a stockholder rights plan (“poison pill”), classified board or similar anti-takeover devices.  A copy of the Policy on Stockholder Rights Plans is available through the Internet at www.oxy.com.

confidential voting − All proxies, ballots and other voting material that identify how a stockholder voted are kept confidential, except to permit tabulation by an independent tabulator, to comply with law, to satisfy a stockholder's request for disclosure, in connection with a contested proxy solicitation, or if a stockholder writes a comment on a proxy card or ballot.

code of business conduct − On February 13, 1997, the Board of Directors adopted a comprehensive Code of Business Conduct applicable to all directors, officers and employees that reaffirms Occidental's commitment to high standards of ethical conduct and reinforces Occidental's business ethics, policies and procedures.  The Code of Business Conduct includes Occidental’s policies concerning, among other things, compliance with laws, rules and regulations (including insider trading laws); conflicts of interest (including corporate opportunities); and protection of corporate assets.  The Audit Committee is responsible for monitoring compliance with the Code of Business Conduct.  The Code of Business Conduct is available through the Internet at www.oxy.com.

human rights policy − In December 2004, Occidental adopted a formal Human Rights Policy that sets forth Occidental’s commitment to promoting human rights in the areas where it operates.  A summary of the policy is contained in the Code of Business Conduct.  The Corporate Governance, Nominating and Social Responsibility Committee is responsible for monitoring compliance with the Human Rights Policy.

golden parachute policy − The Golden Parachute Policy, as revised in 2005, provides that, subject to certain exceptions, Occidental will not grant Golden Parachute Benefits (as defined in the Policy) to any senior executive that exceed 2.99 times his or her salary plus bonus, unless the granting of such benefits is approved by a vote of Occidental’s stockholders.  A copy of the complete Policy is available through the Internet at www.oxy.com.

compensation consultants − In February 2008, the Board approved a policy requiring that all compensation consultants retained by the Executive Compensation and Human Resources Committee be independent.  For purposes of the policy, a consultant is independent if (1) the consultant has not provided executive compensation services with respect to Occidental and its executive officers other than to the Compensation Committee and (2) the consultant firm has not received payment for services (other than to the Compensation Committee) which exceed one percent of such consultant’s gross revenues.

A-2

Bring this admission ticket with you to the meeting on May 6. *Do not mail.*

Occidental Petroleum Corporation
2011 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 15, 2011, the record date. **Cell phones and other electronic devices are not permitted in the meeting.**

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Wilshire Boulevard
Santa Monica Boulevard
Ocean Avenue
4th Street
Lincoln Boulevard
Colorado Boulevard
Santa Monica Freeway I-10
Main Street
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.

PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.

- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 6, 2011. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

▼ FOLD AND DETACH HERE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OCCIDENTAL PETROLEUM CORPORATION

DR. RAY R. IRANI, AZIZ D. SYRIANI and ROSEMARY TOMICH, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION as directed on the reverse side of this card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Stockholders to be held on May 6, 2011, and at any adjournment, as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this card. **Where no direction is given, such shares will be voted FOR Proposals 1, 2 and 3, ABSTAIN Proposal 4 and AGAINST Proposals 5 and 6.** In the event any of the nominees named on the reverse side of this card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the confidential voting policy described on page 1 of the Proxy Statement and posted at www.oxy.com.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
PO BOX 3527
SOUTH HACKENSACK, NJ 07606-9227

(Continued and to be marked, dated and signed, on the other side)

93771

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day prior to the Annual Meeting day.

OCCIDENTAL PETROLEUM CORPORATION

INTERNET
http://www.proxyvoting.com/oxy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose **MLink**℠ for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect**® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 6, 2011.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

93771

▼ FOLD AND DETACH HERE ▼

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. The Board of Directors has no recommendation on Proposal 4.

Please mark your votes as indicated in this example ☒

Proposal 1 Election of Directors

		FOR	AGAINST	ABSTAIN
1.1	Spencer Abraham	☐	☐	☐
1.2	Howard I. Atkins	☐	☐	☐
1.3	Stephen I. Chazen	☐	☐	☐
1.4	Edward P. Djerejian	☐	☐	☐
1.5	John E. Feick	☐	☐	☐
1.6	Margaret M. Foran	☐	☐	☐
1.7	Carlos M. Gutierrez	☐	☐	☐
1.8	Ray R. Irani	☐	☐	☐
1.9	Avedick B. Poladian	☐	☐	☐
1.10	Rodolfo Segovia	☐	☐	☐
1.11	Aziz D. Syriani	☐	☐	☐
1.12	Rosemary Tomich	☐	☐	☐
1.13	Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Advisory vote approving executive compensation.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Proposal 4 Advisory vote on frequency of advisory vote on executive compensation.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 5 Report on political expenditures and spending processes.	☐	☐	☐
Proposal 6 Required nomination of director with environmental expertise.	☐	☐	☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ Signature ____________________ Date ____________

Bring this admission ticket with you to the meeting on May 6. *Do not mail.*

Occidental Petroleum Corporation
2011 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 15, 2011, the record date. **Cell phones and other electronic devices are not permitted in the meeting.**

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Wilshire Boulevard
Santa Monica Boulevard
Ocean Avenue
4th Street
Colorado Boulevard
Santa Monica Freeway I-10
Main Street
Lincoln Boulevard
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.

PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.

- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 6, 2011. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.
In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee.

▼ FOLD AND DETACH HERE ▼

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

TO THE BANK OF NEW YORK MELLON, TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN:

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 6, 2011, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. I understand that the Trustee will vote the shares which are held for my account pursuant to the Occidental Petroleum Corporation Savings Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Spencer Abraham, Howard I. Atkins, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Margaret M. Foran, Carlos M. Gutierrez, Ray R. Irani, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich and Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event that I do not return this card, any shares held for my account in the Occidental Petroleum Corporation Savings Plan will be voted for by you, as Trustee, in accordance with the direction of the Plan's Administration Committee.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
PO BOX 3527
SOUTH HACKENSACK, NJ 07606-9227

(Continued and to be marked, dated and signed, on the other side)

93771-N

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through, and votes by mail must be received by, 11:59 P.M. Eastern Time, May 2, 2011.

INTERNET
http://www.proxyvoting.com/oxy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

OCCIDENTAL PETROLEUM CORPORATION

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 6, 2011.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

93771-bl

▼ FOLD AND DETACH HERE ▼

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted FOR Proposals 1, 2 and 3, ABSTAIN Proposal 4 and AGAINST Proposals 5 and 6. In accordance with the Employee Retirement Income Security Act of 1974, your vote must be kept confidential by the Savings Plan Trustee.

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. The Board of Directors has no recommendation on Proposal 4.

Please mark your votes as indicated in this example ☒

Proposal 1 Election of Directors

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1.1 Spencer Abraham	☐	☐	☐	1.8 Ray R. Irani	☐	☐	☐
1.2 Howard I. Atkins	☐	☐	☐	1.9 Avedick B. Poladian	☐	☐	☐
1.3 Stephen I. Chazen	☐	☐	☐	1.10 Rodolfo Segovia	☐	☐	☐
1.4 Edward P. Djerejian	☐	☐	☐	1.11 Aziz D. Syriani	☐	☐	☐
1.5 John E. Feick	☐	☐	☐	1.12 Rosemary Tomich	☐	☐	☐
1.6 Margaret M. Foran	☐	☐	☐	1.13 Walter L. Weisman	☐	☐	☐
1.7 Carlos M. Gutierrez	☐	☐	☐				

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Advisory vote approving executive compensation.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Proposal 4 Advisory vote on frequency of advisory vote on executive compensation.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 5 Report on political expenditures and spending processes.	☐	☐	☐
Proposal 6 Required nomination of director with environmental expertise.	☐	☐	☐

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ Signature ____________________ Date ____________

Bring this admission ticket with you to the meeting on May 6. *Do not mail.*

Occidental Petroleum Corporation
2011 Annual Meeting of Stockholders

This admission ticket admits you and **one** guest to the meeting. You will **not** be admitted to the meeting without an admission ticket or other proof of stock ownership as of March 15, 2011, the record date. **Cell phones and other electronic devices are not permitted in the meeting.**

Starlight Ballroom
Fairmont Miramar Hotel
101 Wilshire Boulevard
Santa Monica, California

Meeting Hours
Registration begins 9:30 A.M.
Meeting starts at 10:30 A.M.

ADMISSION TICKET

Please see below for parking instructions.

Wilshire Boulevard
Arizona Avenue
Santa Monica Boulevard
Ocean Avenue
4th Street
Lincoln Boulevard
Colorado Boulevard
Santa Monica Freeway I-10
Main Street
Pico Boulevard

DIRECTIONS TO FAIRMONT MIRAMAR HOTEL AND PARKING FOR STOCKHOLDERS

- From I-10 West (Santa Monica Freeway)
- Take 4th Street exit, turn right and proceed to Colorado Blvd.
- Turn LEFT onto Colorado Blvd. and proceed to Ocean Ave.
- Turn RIGHT onto Ocean Ave. and proceed 1/2 block PAST Wilshire Blvd.
- Enter Hotel Valet Parking driveway on Ocean Ave.

PARKING IS NORTH OF WILSHIRE ON OCEAN AVE.

- Please note that the address of the hotel is on Wilshire Blvd. but parking will not be permitted at the Wilshire Blvd. entrance.

The parking fee at the Fairmont Miramar Hotel will be paid by Occidental Petroleum Corporation.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 6, 2011. The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

In accordance with the confidential voting policy described on page 1 of the Proxy Statement and posted at www.oxy.com, your vote will be kept confidential.

▼ FOLD AND DETACH HERE ▼

VOTING INSTRUCTION CARD

OCCIDENTAL PETROLEUM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

TO THE TRUSTEE OF THE RETIREMENT SAVINGS PROGRAM FOR EMPLOYEES OF OXY VINYLS CANADA CO.

I acknowledge receipt of the Notice of Annual Meeting of Stockholders of Occidental Petroleum Corporation to be held on May 6, 2011, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Retirement Savings Program for Employees of Oxy Vinyls Canada Co. in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment.

My vote for the election of directors is indicated on the reverse side. Nominees are: Spencer Abraham, Howard I. Atkins, Stephen I. Chazen, Edward P. Djerejian, John E. Feick, Margaret M. Foran, Carlos M. Gutierrez, Ray R. Irani, Avedick B. Poladian, Rodolfo Segovia, Aziz D. Syriani, Rosemary Tomich and Walter L. Weisman. In the event any of the foregoing nominees is unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, any shares held for my account in the Retirement Savings Program for Employees of Oxy Vinyls Canada Co. will be voted by you in accordance with the direction of the Program's Retirement Committee.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
PO BOX 3527
SOUTH HACKENSACK, NJ 07606-9227

(Continued and to be marked, dated and signed, on the other side)

93771-rd

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 P.M. Eastern Time the day prior to the Annual Meeting day.

OCCIDENTAL PETROLEUM CORPORATION

INTERNET
http://www.proxyvoting.com/oxy
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Important notice regarding the availability of proxy materials for the Stockholder Meeting to be held on May 6, 2011.
The Proxy Statement and Annual Report to security holders are available at www.oxypublications.com.

93771-rd

▼ FOLD AND DETACH HERE ▼

The shares represented by this voting instruction card will be voted as directed below. Where no instruction is given, such shares will be voted FOR Proposals 1, 2 and 3, ABSTAIN Proposal 4 and AGAINST Proposals 5 and 6.

Please mark your votes as indicated in this example [X]

The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. The Board of Directors has no Recommendation on Proposal 4.

Proposal 1 Election of Directors

		FOR	AGAINST	ABSTAIN
1.1	Spencer Abraham	☐	☐	☐
1.2	Howard I. Atkins	☐	☐	☐
1.3	Stephen I. Chazen	☐	☐	☐
1.4	Edward P. Djerejian	☐	☐	☐
1.5	John E. Feick	☐	☐	☐
1.6	Margaret M. Foran	☐	☐	☐
1.7	Carlos M. Gutierrez	☐	☐	☐
1.8	Ray R. Irani	☐	☐	☐
1.9	Avedick B. Poladian	☐	☐	☐
1.10	Rodolfo Segovia	☐	☐	☐
1.11	Aziz D. Syriani	☐	☐	☐
1.12	Rosemary Tomich	☐	☐	☐
1.13	Walter L. Weisman	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 2 Ratification of selection of KPMG as independent auditors.	☐	☐	☐
Proposal 3 Advisory vote approving executive compensation.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
Proposal 4 Advisory vote on frequency of advisory vote on executive compensation.	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Proposal 5 Report on political expenditures and spending processes.	☐	☐	☐
Proposal 6 Required nomination of director with environmental expertise.	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ Signature ____________________ Date ____________